As filed with the Securities and Exchange Commission on April 23, 2003

Registration No. 333-61366

811-10385

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                 ☐

Post-Effective Amendment No. 9                             ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☐

Amendment No. 13                    ☒

(Check appropriate box or boxes)

Pacific Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices ) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-6767

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 25, 2003 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on         (date)             pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC FUNDS	SUPPLEMENT DATED APRIL 25, 2003 TO THE PROSPECTUS DATED JULY 1, 2002

This supplement changes the fund’s prospectus effective May 1, 2003 and restates information contained in the December 19, 2002, February 18, 2003 and March 18, 2003 supplements. This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2002. Remember to review the fund’s prospectus for other important information.

New Manager	Effective May 1, 2003, Van Kampen became the manager of the: • PF Van Kampen Comstock Fund (formerly called Strategic Value) • PF Van Kampen Mid-Cap Growth Fund
An overview of the Pacific Funds is amended

The first sentence of An Overview of the Pacific Funds is changed to read: This table is a summary of the goals, main investments and risks of each of the 15 funds.

The chart is amended to add the following:

FUNDS	INVESTMENT GOAL	MAIN INVESTMENTS	MAIN RISKS

PF PIMCO Inflation Managed Fund	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Changes in interest and inflation rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.

PF Van Kampen Comstock Fund (formerly called Strategic Value)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.

Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the fund is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio).

PF Van Kampen Mid-Cap Growth Fund	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.

Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the fund is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio).

HOW THE FUNDS PERFORMED

     The bar charts (below) reflect performance of Class A shares without deduction for sales loads or fees. If these amounts were deducted, returns would be lower. The table (next page), shows how the average annual returns of a fund compare to those of a benchmark index. The 1-year and since inception average annual total returns reflect performance after deduction for sales loads or fees. Since there is only one year of performance to show you, refer to Performance of Comparable Accounts beginning on page 12 to help you see the potential volatility or risk of substantially similar accounts managed by the managers of each fund over a longer time period. Both the bar charts and tables assume reinvestment of dividends and distributions. A fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a fund’s performance would have been reduced.

    The after-tax returns on the next page (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; (c) depend on an investor’s tax situation and may differ from those shown; and (d) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401k plans or individual retirement accounts. In some instances, the “After-Tax on Distributions & Sale of Shares” may be greater than return before taxes because the investor is assumed to be able to use the capital loss of the sale of fund shares to offset other taxable capital gains.

TOTAL RETURNS FOR 2002

PF AIM Blue Chip	PF AIM Aggressive Growth

Best and worst quarters of 2002:	Best and worst quarters of 2002:
4th quarter: 5.26%; 2nd quarter: -15.69%	4th quarter: 4.70%; 3rd quarter: -17.20%

PF INVESCO Health Sciences	PF INVESCO Technology

Best and worst quarters of 2002:	Best and worst quarters of 2002:
4th quarter: -4.54%; 2nd quarter: -10.11%	4th quarter: 14.17%; 3rd quarter: -30.07%

PF Janus Growth LT	PF Lazard International Value

Best and worst quarters of 2002:	Best and worst quarters of 2002:
4th quarter: 5.04%; 2nd quarter: -18.31%	4th quarter: 9.62%; 3rd quarter: -20.66%

PF MFS Global Growth	PF PIMCO Managed Bond

Best and worst quarters of 2002:	Best and worst quarters of 2002:
4th quarter: 4.10%; 3rd quarter: -15.39%	3rd quarter: 5.11%; 1st quarter: -0.14%

PF Pacific Life Money Market	PF Putnam Equity Income

Best and worst quarters of 2002:	Best and worst quarters of 2002:
3rd quarter: 0.21%; 2nd quarter: 0.12%	4th quarter: 9.67%; 3rd quarter: -19.25%

PF Putnam Research	PF Salomon Brothers Large-Cap Value

Best and worst quarters of 2002:	Best and worst quarters of 2002:
4th quarter: 9.46%; 3rd quarter: -16.90%	4th quarter: 12.09%; 3rd quarter: -21.37%

PF Van Kampen Comstock (formerly Strategic Value)	PF Van Kampen Mid-Cap Growth
Best and worst quarters of 2002:	Best and worst quarters of 2002:
1st quarter: 5.05%; 3rd quarter: -15.34%	4th quarter: 7.25%; 2nd quarter: -31.77%

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Average Annual Total Returns

(for the periods ended December 31, 2002)

	1 – Year							Since Inception[1]

	Return Before Taxes			Return After Taxes On Distributions	Return After Taxes On Distributions & Sale of Shares	Benchmark Index		Return Before Taxes			Return After Taxes On Distributions	Return After Taxes On Distributions & Sale of Shares	Benchmark Index
	Class A Shares	Class B Shares	Class C Shares					Class A Shares	Class B Shares	Class C Shares

PF AIM Blue Chip	-30.69%	-30.77%	-28.50%	-30.69%	-18.84%	-22.09%	[3]	-18.12%	-17.64%	-15.56%	-18.24%	-14.47%	-11.19%	[3]

PF AIM Aggressive Growth	-26.95%	-26.84%	-24.45%	-26.95%	-16.54%	-17.80%	[4]	-12.20%	-11.50%	-9.19%	-12.41%	-9.82%	-1.05%	[4]

PF INVESCO Health Sciences	-28.08%	-28.18%	-25.84%	-28.08%	-17.24%	-22.09%	[3]	-19.97%	-19.45%	-17.36%	-20.02%	-15.90%	-11.19%	[3]

PF INVESCO Technology	-50.95%	-50.88%	-49.41%	-50.95%	-31.28%	-22.09%	[3]	-28.02%	-27.45%	-25.72%	-28.02%	-22.22%	-11.19%	[3]

PF Janus Growth LT	-33.19%	-33.15%	-31.12%	-33.19%	-20.38%	-22.09%	[3]	-22.15%	-21.52%	-19.68%	-22.22%	-17.63%	-11.19%	[3]

PF Lazard International Value	-17.95%	-17.91%	-15.25%	-18.27%	-11.01%	-15.94%	[5]	-8.09%	-7.43%	-5.10%	-8.45%	-6.61%	-7.90%	[5]

PF MFS Global Growth	-24.42%	-24.32%	-21.98%	-25.02%	-14.94%	-19.32%	[6]	-13.37%	-12.69%	-10.58%	-13.98%	-10.90%	-10.19%	[6]

PF PIMCO Managed Bond	4.34%	5.09%	7.88%	1.50%	3.07%	11.04%	[7]	3.39%	4.53%	6.75%	0.83%	1.64%	8.78%	[7]

PF Pacific Life Money Market	0.62%	-4.88%	-0.87%	N/A	N/A	1.78%	[8]	0.66%	-3.04%	0.17%	N/A	N/A	1.94%	[8]

PF Putnam Equity Income	-19.56%	-19.49%	-16.87%	-19.86%	-12.00%	-15.52%	[9]	-19.56%	-19.49%	16.87%	-19.86%	-12.00%	-15.52%	[9]

PF Putnam Research	-26.57%	-26.63%	-24.23%	-26.64%	-16.31%	-22.09%	[3]	-26.57%	-26.63%	-24.23%	-26.64%	-16.31%	-22.09%	[3]

PF Salomon Brothers Large-Cap Value	-28.08%	-28.07%	-25.94%	-28.31%	-17.23%	-22.09%	[3]	-17.42%	-16.74%	-14.78%	-17.71%	-13.99%	-11.19%	[3]

PF Van Kampen Comstock (formerly Strategic Value)[2]	-26.58%	-26.56%	-24.26%	-26.76%	-16.30%	-22.09%	[3]	-16.05%	-15.39%	-13.34%	-16.32%	-12.89%	-11.19%	[3]

PF Van Kampen Mid-Cap Growth[2]	-47.79%	-47.47%	-46.05%	-50.01%	-29.15%	-27.41%	[10]	-30.00%	-29.18%	-27.75%	-32.75%	-24.79%	-6.26%	[10]

[1]	The Inception date for the PF Putnam Equity Income and PF Putnam Research Funds is 12/31/01. The inception date for the other funds presented is 10/1/01.
[2]	Effective 5/1/03, Van Kampen became the manager of the Comstock and Mid-Cap Growth funds. Another manager managed prior to that date.
[3]	Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
[4]	The Russell 2500 Index shows the performance of 2,500 of the smallest companies in the Russell 3000 Index. Results include reinvested dividends. The Russell 2500 Growth Index is replacing the Russell 2500 Index as the Fund’s benchmark. The Russell 2500 Growth Index is expected to be a better benchmark comparison of the Fund’s performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The 1-year and since inception returns with dividends reinvested of the Russell 2500 Growth Index for the period ended 12/31/02 are (29.09%) and (8.68%), respectively.
[5]	The MSCI EAFE Index shows the performance of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends and are net of withholding taxes.
[6]	The MSCI All Country World Index Free shows the performance of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends and are net of withholding taxes.
[7]	The Lehman Brothers Government/Credit Index shows the performance of government and corporate fixed income securities. Results include reinvested dividends.
[8]	The Merrill Lynch 3-Month U.S. T-Bill Index shows the performance of an index comprised of a single treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.
[9]	The Russell 1000 Value Index shows the performance of companies with a less-than-average growth orientation. Companies in this Index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
[10]	The Russell Midcap Growth Index shows the performance of 800 securities with a greater-than-average growth orientation. Results include reinvested dividends.

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The Fees and expenses section was updated to include the PF PIMCO Inflation Managed Fund, as follows:

Shareholder fees		Maximum Sales Charge on your investment (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)

	Class A	5.50%[1]	None[2]
	Class B	None	5.00%[3]
	Class C	1.00%	1.00%[4]

[1]  Sales charge is reduced for purchases of $50,000 or more. See page 47 in the prospectus.

2  A contingent deferred sales charge (CDSC) of 1% is assessed on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge).

3  A CDSC is imposed upon the sale of your shares within 7 years from purchase. The fee has scheduled reductions after the first year. See page 48 in the prospectus.

4  A CDSC is imposed upon the sale of your shares within 1 year from purchase.

The annual operating expenses table is amended to add the following information:

Fund	Advisory Fees	Distribution And Service (12b-1) Fees[1]			Other Expenses[2]	Total Annual Operating Expenses			Fee Waiver By Adviser[3]			Net Operating Expenses

		Class A	Class B	Class C		Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF PIMCO Inflation Managed	0.60%	0.50%	1.00%	1.00%	3.14%	4.24%	4.74%	4.74%	(2.69%)	(2.69%)	(2.69%)	1.55%	2.05%	2.05%
PF Van Kampen Comstock	0.95%	0.50%	1.00%	1.00%	4.81%	6.26%	6.76%	6.76%	(4.36%)	(4.36%)	(4.36%)	1.90%	2.40%	2.40%
PF Van Kampen Mid-Cap Growth	0.90%	0.50%	1.00%	1.00%	3.93%	5.33%	5.83%	5.83%	(3.48%)	(3.48%)	(3.48%)	1.85%	2.35%	2.35%

[1]	Over time, distribution fees paid out of the fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the fund administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of the fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse the fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of the fund’s business), that exceed an annual rate based on a percentage of the fund’s average daily net assets. The expense cap for the fund is 0.45% through 6/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

Examples was amended to add the following information:

	Your expenses (in dollars) if you sell your shares at the end of each period						Your expenses (in dollars) if you don’t sell your shares at the end of each period

	1 Year			3 Years			1 Year			3 Years

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF PIMCO Inflation Managed	699	708	406	1,013	1,043	736	699	208	306	1,013	643	736
PF Van Kampen Comstock	732	743	441	1,114	1,148	841	732	243	341	1,114	748	841
PF Van Kampen Mid-Cap Growth	728	738	436	1,100	1,133	826	728	238	336	1,100	733	826

ABOUT THE FUNDS	Is amended as follows:

PF PIMCO Inflation Managed Fund was added to Pacific Funds on December 31, 2002.

About the funds is amended by adding pages 10 and 11 of this supplement describing the PF PIMCO Inflation Managed Fund. References to Pacific Funds’ 14 funds throughout the prospectus are changed to refer to 15 funds.

Investment policy changes

Certain investment policies and strategies of the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund changed effective May 1, 2003. See the following pages for current investment policies and strategies.

4

Investment policy information	Although the fundamental policies of the PF MFS Global Growth Fund permits it to be “non-diversified”, this does not prevent the manager from managing as though it were a diversified fund.
Who manages the fund section is amended	The manager information for the respective fund was changed as noted below.
PF AIM Blue Chip Fund

The fund manager information regarding Jon Schoolar is replaced with the following:

Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has 6 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

PF AIM Aggressive Growth Fund

The fund manager information regarding Ryan Crane is replaced with the following:

Karl F. Farmer, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Before joining AIM, he was a pension actuary with William M. Mercer, Inc. Mr. Farmer has 5 years of investment experience, a BS from Texas A&M University and an MBA from the University of Pennsylvania.

PF Janus Growth LT Fund

The fund manager information regarding Warren B. Lammert, III was replaced with the following:

David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth University and an MBA with honors from Columbia University.

PF Lazard International Value Fund	Information regarding Ronald J. Saba was deleted.
PF MFS Global Growth Fund

The following information was added:

Nicholas Smithie is a vice president at MFS. Mr. Smithie has been employed in the investment management area of MFS since 1998. Before joining MFS, Mr. Smithie was an equity research analyst at Gartmore Investment Management. He has an MA from Oxford University.

PF Putnam Equity Income Fund

The following information was added:

Bartlett R. Geer is a senior vice president of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.

Jeanne L. Mockard is a senior vice president of Putnam. She has been associated with Putnam since 1990.

James M. Prusko is a senior vice president of Putnam. He has been associated with Putnam since 1992.

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ABOUT THE FUNDS	PF VAN KAMPEN COMSTOCK FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal investment strategy is to invest its assets in equity securities. The manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks.

The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

The manager generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks.

This fund may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The PF Van Kampen Comstock Fund may be affected by the following risks, among others:

• price volatility – the fund invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

6

PF VAN KAMPEN COMSTOCK FUND

Risks you should be aware of (continued)

•derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

•non-diversified – this fund is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the fund manager from managing as through it were a diversified fund.

Who manages the fund

This fund is managed by Van Kampen’s Multi-Cap Value Team. Current members include:

B. Robert Baker, Jr. is a managing director of Van Kampen. He joined Van Kampen in 1991.

Jason S. Leder is an executive director of Van Kampen. He joined Van Kampen in 1995.

Kevin C. Holt is an executive director of Van Kampen. He joined Van Kampen in 1999.

The PF Van Kampen Comstock Fund is managed by Van Kampen.

7

ABOUT THE FUNDS	PF VAN KAMPEN MID-CAP GROWTH FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal investment strategy is to invest under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential.

Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalization falls below $250 million or exceeds the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the fund’s 80% investment policy. These criteria are subject to change based on market conditions.

The manager focuses on those companies with established records or future prospects of growth in sales or earnings and companies with new products, services or processes that the manager believes offer above-average growth potential.

The fund may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the fund, protect the fund’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The fund may also purchase securities on a when-issued or delayed delivery basis.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This fund may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The PF Van Kampen Mid-Cap Growth Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies with medium capitalizations, which may be riskier and more susceptible to price swings than companies with large capitalizations.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

8

PF VAN KAMPEN MID-CAP GROWTH FUND

Risks you should be aware of (continued)

• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this fund is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the fund manager from managing as though it were a diversified fund.

Who manages the fund

This fund is managed by Van Kampen’s Multi-Cap Growth Team. Current members include:

Jeff D. New is a managing director of Van Kampen. He joined Van Kampen in 1990.

Michael D. Davis is an executive director of Van Kampen. He joined Van Kampen in 1998.

Mary Jayne Maly is an executive director of Van Kampen. She joined Van Kampen in 1992.

Sean T. Conner is a vice president of Van Kampen. He joined Van Kampen in 2000.

The PF Van Kampen Mid-Cap Growth Fund is managed by Van Kampen.

9

ABOUT THE FUNDS	PF PIMCO INFLATION MANAGED FUND

The investment goal	This fund seeks to maximize total return consistent with prudent investment management.

What the fund invests in

Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.)

This fund may invest up to:

• 20% of its assets in foreign investments denominated in foreign currencies.

• 10% of its assets in lower-rated,
high-yield (“junk”) bonds.

The fund’s principal investment strategy is to invest its assets in fixed income securities. Normally, the fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (“TIPS”) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to 80-90% of the net assets of the fund. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Principal investments may include:

• inflation-indexed bonds issued by the U.S. government, its agencies, government-sponsored enterprises, non-U.S. governments and U.S. and foreign companies;

• mortgage-related securities, including stripped mortgage-related securities;

• other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and

• derivative instruments and forward commitments relating to the above securities.

When selecting securities, the manager:

• decides what duration to maintain. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.

• decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.

Risks you should be aware of	Since the PF PIMCO Inflation Managed Fund principally invests in fixed income securities, it may be affected by the following risks, among others:

When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation- indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.

• changes in interest and inflation rates – the value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Bonds with longer durations tend to be more sensitive to changes in interest rates, giving them more price volatility than bonds with shorter durations. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The fund may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

10

PF PIMCO INFLATION MANAGED FUND

Risks you should be aware of

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• derivatives and forward commitments – derive their value from the value of an underlying security, a group of securities or an index. Use of these instruments could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the fund will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

(continued)

The fund engages in active and frequent trading, which could result in higher trading costs, reduced performance, and increased taxes.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Who manages the fund

John B. Brynjolfsson, CFA, managing director, joined PIMCO in 1990. He is the portfolio manager of similar funds advised by PIMCO. Mr. Brynjolfsson has 14 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has a bachelor’s degree from Columbia College and an MBA from the MIT Sloan School of Management.

You’ll find more about PIMCO on page 53 of the prospectus.

The PF PIMCO Inflation Managed Fund is managed by Pacific Investment Management Company LLC (PIMCO).
PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on December 31, 2002.

This chart shows the historical performance of the PIMCO Real Return Full Authority Composite. Each of the 4 advisory accounts in the composite, including 3 mutual funds as of 12/31/02, has investment objectives, policies and strategies that are substantially similar to those of the PF PIMCO Inflation Managed Fund.

The composite performance shows the historical track record of the fund manager and is not intended to imply how the PF PIMCO Inflation Managed Fund has performed or will perform. Total returns represent past performance of the composite and not the PF PIMCO Inflation Managed Fund.

This chart does not show you the performance of the PF PIMCO Inflation Managed Fund — it shows the performance of similar accounts managed by PIMCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

	Year/Period	PIMCO Real Return Full Authority Composite (%)[1]	Lehman Brothers Global Real: U.S. TIPS Index (%)[2]

	2002 2001 2000 1999 1998 19973	16.80 8.74 13.48 5.71 5.21 3.03	16.56 7.90 13.18 2.36 3.95 2.08

	1 year 3 years 5 years Since Inception3	16.80 12.96 9.90 8.98	16.56 12.49 8.66 7.75

1  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF PIMCO Inflation Managed Fund’s fees and expenses may be higher than those reflected in this composite which would reduce performance. Accounts in the composite other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three, five year and since inception periods ending 12/31/02 would have been 13.98%, 11.84%, 9.23% and 8.42%, respectively.

2  The Lehman Brothers Global Real: U.S. TIPS Index (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding Treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

3  The inception date of the composite was 3/1/97. Total returns and expenses are not annualized for the first year of operations.

11

About the composites

Since Pacific Funds is new, we only have one year of prior performance to show you. Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage a fund, has performed in the past over a longer period of time. It does not show you how the funds have performed or will perform.

When showing comparable performance using a composite of accounts, the manager generally includes all accounts of the manager with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account’s performance from the presentations that follow, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager’s performance, or that do not meet other established criteria to be included in a published composite.

Van Kampen’s composite results are equal weighted and calculated monthly. All other composite’s results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values, (or monthly returns in the case of Van Kampen), include income accruals.

When a mutual fund is included in a composite, composite performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of and sales loads charged by the mutual funds and their expenses reflected in each composite, other than those funds sponsored by the respective fund managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund manager or Pacific Life.

AIM — Blue Chip

This chart shows the historical performance of the Class A shares of a mutual fund managed by AIM. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the PF AIM Blue Chip Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF AIM Blue Chip Fund has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the PF AIM Blue Chip Fund.

This chart does not show you the performance of the PF AIM Blue Chip Fund — it shows the performance of a similar account managed by AIM.

Annual total return/Average annual total returns for the periods ending December 31, 2002

	Year/Period	AIM-Managed Mutual Fund, Class A (%)[1]	S&P 500 Index (%)[2]

	2002	(30.48)	(22.09)
	2001	(27.16)	(11.88)
	2000	(14.27)	(9.11)
	1999	18.75	21.04
	1998	23.24	28.58
	1997	24.65	33.36
	1996	16.96	23.07
	1995	24.73	37.43
	1994	(1.08)	1.31
	1993	(1.12)	9.99

	1 year	(30.48)	(22.09)
	5 years	(4.44)	(0.58)
	10 years	6.52	9.34

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable AIM-Managed fund, after Class A advisory fees, operating expenses, and sales loads if applicable, have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF AIM Blue Chip Fund’s fees and expenses are generally expected to be higher than those reflected in the comparable fund which would reduce performance

2  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

12

AIM — Aggressive Growth

This chart shows the historical performance of the Class A shares of a mutual fund managed by AIM. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the PF AIM Aggressive Growth Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF AIM Aggressive Growth Fund has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the PF AIM Aggressive Growth Fund.

This chart does not show you the performance of the PF AIM Aggressive Growth Fund — it shows the performance of a similar account managed by AIM.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	AIM-Managed Mutual Fund Class A (%)[1]	Russell 2500 Growth Index (%)[2]

2002	(26.90)	(29.09)
2001	(30.05)	(10.83)
2000	(2.67)	(16.10)
1999	37.01	55.48
1998	(0.79)	3.10
1997	6.08	14.76
1996	8.06	15.07
1995	33.72	33.54
1994	10.75	(1.28)
1993	24.76	12.14

1 year	(26.90)	(29.09)
5 years	(3.24)	(3.19)
10 years	9.07	5.20

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable AIM-managed fund, after Class A advisory fees, operating expenses, and sales loads if applicable, have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF AIM Aggressive Growth Fund’s fees and expenses are generally expected to be higher than those reflected in the comparable fund, which would reduce performance.

2  The Russell 2500 Growth Index is an index of companies that have higher price-to-book ratios and higher forecasted growth values than those companies in the Russell 2500 Value Index. Results include reinvested dividends.

INVESCO — Health Sciences

This chart shows the historical performance of the INVESCO Health Sciences Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF INVESCO Health Sciences Fund. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF INVESCO Health Sciences Fund has performed or will perform. Total returns represent past performance of the composite and not the PF INVESCO Health Sciences Fund.

This chart does not show you the performance of the PF INVESCO Health Sciences Fund — it shows the performance of similar accounts managed by INVESCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	INVESCO Health Science Composite (%)[1]	S&P 500 Index (%) [2]

2002	(25.10)	(22.09)
2001	(14.39)	(11.88)
2000	26.13	(9.11)
1999	0.62	21.04
1998	43.40	28.58
1997	18.47	33.36
1996	11.41	23.07
1995	58.89	37.43
1994	0.94	1.31
1993	(8.41)	9.99

1 year	(25.10)	(22.09)
5 years	3.14	(0.58)
10 years	8.51	9.34

[1]  This column shows performance after annual advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The mutual funds in the composite do not charge sales loads. The PF INVESCO Health Sciences Fund’s fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

[2] The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

13

INVESCO — Technology

This chart shows the historical performance of the INVESCO Technology Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF INVESCO Technology Fund. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF INVESCO Technology Fund has performed or will perform. Total returns represent past performance of the composite and not the PF INVESCO Technology Fund.

This chart does not show you the performance of the PF INVESCO Technology Fund — it shows the performance of similar accounts managed by INVESCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	INVESCO Technology Composite (%)[1]	S&P 500 Index (%) [2]

2002	(47.02)	(22.09)
2001	(45.40)	(11.88)
2000	(22.69)	(9.11)
1999	145.22	21.04
1998	28.83	28.58
1997	8.85	33.36
1996	21.75	23.07
1995	45.80	37.43
1994	5.27	1.31
1993	15.03	9.99

1 year	(47.02)	(22.09)
5 years	(6.71)	(0.58)
10 years	5.15	9.34

[1]  This column shows performance after annual advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The mutual funds in the composite do not charge sales loads. The PF INVESCO Technology Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance.

[2]  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Janus — Growth LT

This chart shows the historical performance of the Janus Diversified Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Janus Growth LT Fund. As of 12/31/02 the composite consisted of 30 advisory accounts, including 11 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Janus Growth LT Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Janus Growth LT Fund.

This chart does not show you the performance of the PF Janus Growth LT Fund — it shows the performance of similar accounts managed by Janus.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Janus Diversified Growth Composite (%)[1]	S&P 500 Index (%)[2]

2002	(29.25)	(22.09)
2001	(29.61)	(11.88)
2000	(22.59)	(9.11)
1999	96.36	21.04
1998	57.98	28.58
1997	11.85	33.36
1996	17.54	23.07
1995	33.63	37.43
1994	9.91	1.31
1993	19.14	9.99

1 year	(29.25)	(22.09)
5 years	3.64	(0.58)
10 years	10.65	9.34

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Janus Growth LT Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/02 would have been (29.25)%, 3.64%, and 10.49%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in the U.S. Results include reinvested dividends.

14

Lazard — International Value

This chart shows the historical performance of the Lazard International Equity Select Composite as prepared for Pacific Funds. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Lazard International Value Fund. As of 12/31/02 the composite consisted of 222 advisory accounts, including 6 mutual funds.

The composite performance shows the historical track record of the fund manager and is not intended to imply how the PF Lazard International Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Lazard International Value Fund.

The PF Lazard International Value Fund will invest primarily in foreign securities. Prior to 5/1/01 the composite consisted of accounts that invested in ADRs (U.S. dollar denominated securities). Lazard believes that investing all of the accounts in foreign securities would have produced substantially the same performance.

This chart does not show you the performance of the PF Lazard International Value Fund — it shows the performance of similar accounts managed by Lazard.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Lazard International Equity Select Composite (%)[1]	MSCI EAFE Index (%)[2]

2002	(12.58)	(15.94)
2001	(19.69)	(21.44)
2000	3.19	(14.17)
1999	20.19	26.96
1998	23.74	20.00
1997	18.91	1.78
1996	12.09	6.05
1995	6.00	11.21
1994[3]	1.24	7.78

1 year	(12.58)	(15.94)
3 years	(10.19)	(17.00)
5 years	1.50	(2.91)
Since Inception[3]	4.92	1.53

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Lazard International Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite as prepared for Pacific Funds, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements, and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for the accounts other than the mutual fund, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three and five year and since inception periods ending 12/31/02 would have been (12.60)%, (10.19)%, 1.50% and 4.92%, respectively.

2  The MSCI EAFE Index is an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

3  The inception date of the composite was 1/1/94.

15

MFS — Global Growth

This chart shows the historical performance of the MFS Global Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF MFS Global Growth Fund. As of 12/31/02 the composite consisted of 6 advisory accounts including 3 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF MFS Global Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF MFS Global Growth Fund.

This chart does not show you the performance of the PF MFS Global Growth Fund — it shows the performance of similar accounts managed by MFS.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	MFS Global Growth Composite (%)[1]	MSCI All Country World Index Free (%)[2]

2002	(18.62)	(19.54)
2001	(18.97)	(16.52)
2000	(12.42)	(12.92)
1999	64.87	25.34
1998	11.82	24.80
1997	15.40	16.23
1996	14.19	14.00
1995	17.07	21.32
1994[3]	3.55	5.58

1 year	(18.62)	(19.54)
3 years	(16.72)	(16.37)
5 years	1.26	(1.76)
Since Inception[3]	5.62	5.01

[1]  This column shows performance after the highest average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF MFS Global Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three and five year and since inception periods ending 12/31/02 would have been (19.10)%, (17.20)% and 0.67% and 4.84%, respectively.

[2]  The MSCI All Country World Index Free is an index of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends after deducting withholding taxes.

[3]  The inception date of the composite was January 1, 1994.

PIMCO — Managed Bond

This chart shows the historical performance of a composite of PIMCO Total Return Full Authority Accounts. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF PIMCO Managed Bond Fund. This composite was created specifically for this presentation. As of 12/31/02 this composite consisted of 260 advisory accounts, including 22 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF PIMCO Managed Bond Fund has performed or will perform. Total returns represent past performance of the composite and not the PF PIMCO Managed Bond Fund.

This chart does not show you the performance of the PF PIMCO Managed Bond Fund — it shows the performance of similar accounts managed by PIMCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	PIMCO Total Return Full Authority Accounts (%)[1]	Lehman Brothers Government/Credit Index (%)[2]

2002	9.72	11.02
2001	9.26	8.51
2000	11.94	11.84
1999	(0.56)	(2.15)
1998	9.67	9.47
1997	10.37	9.75
1996	5.30	2.91
1995	20.41	19.24
1994	(3.62)	(3.51)
1993	12.80	11.06

1 year	9.72	11.02
5 years	7.91	7.61
10 years	8.33	7.61

[1]  This column shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF PIMCO Managed Bond Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/02 would have been 7.49%, 7.57%, and 8.21%, respectively.

2  The Lehman Brothers Government/Credit Index is an index of government and corporate fixed income securities. Results include reinvested dividends.

16

Pacific Life — Money Market

This chart shows the historical performance of the Pacific Select Fund Money Market Portfolio. The Portfolio has investment objectives, policies and strategies that are substantially similar to those of the PF Pacific Life Money Market Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Pacific Life Money Market Fund has performed or will perform. Total returns represent past performance of the Pacific Select Fund Money Market Portfolio and not the PF Pacific Life Money Market Fund.

This chart does not show you the performance of the PF Pacific Life Money Market Fund — it shows the performance of a similar account managed by Pacific Life.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Pacific Select Fund Money Market Portfolio (%)[1]	Merrill Lynch 3-Month U.S. T-Bill Index (%)[2]

2002	1.41	1.78
2001	3.86	4.42
2000	6.18	6.18
1999	4.94	4.85
1998	5.29	5.23
1997	5.28	5.33
1996	5.07	5.31
1995	5.54	6.03
1994	3.76	4.19
1993	2.58	3.19

1 year	1.41	1.78
5 years	4.32	4.48
10 years	4.38	4.64

[1]  This column shows performance (calculated in accordance with SEC standards) of the Pacific Select Fund Money Market Portfolio after advisory fees, operating expenses, and sales loads if applicable, of the Pacific Select Fund Money Market Portfolio have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF Pacific Life Money Market Fund’s fees and expenses are generally expected to be higher than those reflected in the Pacific Select Fund Money Market Portfolio which would reduce performance.

2  The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

Putnam — Equity Income

This chart shows the historical performance of the Putnam Equity Income Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Putnam Equity Income Fund. As of 12/31/02 the composite consisted of 3 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Putnam Equity Income Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Putnam Equity Income Fund.

This chart does not show you the performance of the PF Putnam Equity Income Fund — it shows the performance of a similar account managed by Putnam.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Putnam Equity Income Composite (%)[1]	Russell 1000 Value Index (%)[2]

2002	(12.91)	(15.52)
2001	(2.32)	(5.59)
2000	12.28	7.01
1999	0.30	7.35
1998	11.86	15.63
1997	25.60	35.18
1996	20.56	21.64
1995	33.83	38.35
1994	0.59	(1.99)
1993	15.89	18.12

1 year	(12.91)	(15.52)
5 years	2.01	1.16
10 years	10.42	10.81

[1]  This column shows performance of a composite after advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF Putnam Equity Income Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, five and ten year periods ending 12/31/02 would have been (17.92)%, 0.81% and 9.76%, respectively.

[2]  The Russell 1000 Value Index is an index of companies with a less-than-average growth orientation. Companies in this Index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

17

Putnam — Research

This chart shows the historical performance of the Putnam Research Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Putnam Research Fund. As of 12/31/02 the composite consisted of 4 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Putnam Research Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Putnam Research Fund.

This chart does not show you the performance of the PF Putnam Research Fund — it shows the performance of similar accounts managed by Putnam.

Average total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Putnam Research Composite (%)[1]	S&P 500 Index (%)[2]

2002	(22.15)	(22.09)
2001	(18.89)	(11.88)
2000	(2.88)	(9.11)
1999	26.57	21.04
1998	28.39	28.58
1997	31.83	33.36
1996	22.26	23.07
1995[3]	6.53	6.33

1 year	(22.15)	(22.09)
3 years	(14.80)	(14.54)
5 years	0.41	(0.58)
Since Inception[3]	8.41	7.64

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Putnam Research Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three and five year and since inception periods ending 12/31/02 would have been (26.63)%, (16.47)%, (0.77)% and 7.52%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

3  The inception date of the composite was 10/31/95. Total returns and expenses are not annualized for the first year of operations.

Salomon Brothers —
Large-Cap Value

This chart shows the historical performance of the Salomon Brothers Strategic Large-Cap Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Salomon Brothers Large-Cap Value Fund. As of 12/31/02 the composite consisted of 10 advisory accounts, including 4 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Salomon Brothers Large-Cap Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Salomon Brothers Large-Cap Value Fund.

This chart does not show you the performance of the PF Salomon Brothers Large-Cap Value Fund — it shows the performance of similar accounts managed by SaBAM.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Salomon Brothers Strategic Large-Cap Value Composite (%)[1]	S&P 500 Index (%)[2]

2002	(22.32)	(22.09)
2001	(4.00)	(11.88)
2000	15.28	(9.11)
1999	11.62	21.04
1998	15.47	28.58
1997	26.47	33.36
1996	30.55	23.07
1995	35.48	37.43
1994	(1.26)	1.31
1993	15.17	9.99

1 year	(22.32)	(22.09)
5 years	2.07	(0.58)
10 years	10.92	9.34

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements, and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The mutual funds in the composite do not charge sales loads. The PF Salomon Large-Cap Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance.

2  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

18

Van Kampen — Comstock

This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Comstock Fund. As of 12/31/02 the composite consisted of 5 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Van Kampen Comstock Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Comstock Fund.

This chart does not show you the performance of the PF Van Kampen Comstock Fund – it shows the performance of similar accounts managed by Van Kampen.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Van Kampen Comstock Composite (%)[1]	S&P 500 Index (%)[2]

2002	(20.27)	(22.09)
2001	(2.19)	(11.88)
2000	30.88	(9.11)
1999	2.12	21.04
1998	19.47	28.58
1997	29.24	33.36
1996[3]	7.54	5.48

1 year	(20.27)	(22.09)
3 years	0.68	(14.54)
5 years	4.48	(0.58)
Since Inception[3]	9.30	5.19

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF Van Kampen Comstock Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three, five year and since inception periods ending 12/31/02 would have been (20.27)%, 0.68%, 4.48%, and 8.98%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]  The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

Van Kampen — Mid-Cap Growth

This chart shows the historical performance of the Van Kampen Mid-Cap Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Van Kampen Mid-Cap Growth Fund. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Van Kampen Mid-Cap Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Van Kampen Mid-Cap Growth Fund.

This chart does not show you the performance of the PF Van Kampen Mid-Cap Growth Fund – it shows the performance of similar accounts managed by Van Kampen.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Van Kampen Mid-Cap Growth Composite (%)[1]	Russell Midcap Growth Index (%)[2]

2002	(25.13)	(27.41)
2001	(19.28)	(20.15)
2000	(3.31)	(11.75)
1999	58.21	51.29
1998	22.65	17.86
1997	26.33	22.54
1996[3]	1.90	4.11

1 year	(25.13)	(27.41)
3 years	(16.40)	(20.02)
5 years	2.54	(1.82)
Since Inception[3]	6.33	2.49

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The PF Van Kampen Mid-Cap Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the average annual returns for the one, three, five year and since inception periods ending 12/31/02 would have been (25.13)%, (16.40)%, 2.54%, and 6.01%, respectively.

2  The Russell Midcap Growth Index is an index of 800 securities with higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index . Results include reinvested dividends.

3  The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

19

INFORMATION FOR INVESTORS	This section is being updated to reflect the fact that Pacific Funds are now available in two 529 Plans—Arizona and Montana.
How to invest in Pacific Funds

You may invest with Pacific Funds through your registered representative. He or she can help you buy, sell, and exchange shares and maintain your account. Registered representatives may charge for their services.

Pacific Funds are available as an investment option in retirement plans, including IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, 403(b)(7)s and other qualified retirement plans, 529 plans (for Arizona and Montana) and Coverdell Education Savings Accounts. Shareholders may be charged $25 to transfer a Pacific Funds IRA to another provider and $2.50 for any distribution. You should contact Pacific Funds customer service at 1-800-722-2333 for more information about the applicable plan documents, which contain important information and applications.

529 Plan Accounts have special rules. See 529 Plans below for important information and account limitations and restrictions, which supplements or supersedes other information provided elsewhere in the prospectus. For more information about 529 plans, refer to each state’s applicable Plan Description Handbook.

529 Plans

This section pertains to anyone purchasing shares for a Pacific Funds 529 College Savings Plan account (for Arizona or Montana) and supplements or supercedes other information in the prospectus. Each such account is subject to the terms and conditions of the applicable Pacific Funds 529 Plan account owner’s Trust Agreement and the Plan Description. You should contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about the applicable 529 Plan documents.

Minimum Investment

You must make a minimum investment of $500 for each fund you choose. However, the minimum initial investment does not need to be met before beginning a pre-authorized investment plan.

Payroll deduction is available with a minimum contribution of $50 per month. Your payroll department must complete an Employer Authorization before payroll deductions can begin.

Maximum Contribution

Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account together with all other 529 accounts for that designated beneficiary to exceed the current maximum account balance. See the applicable state’s Plan Description Handbook for further details. This limit may increase as college expenses increase. This amount includes contributions and investment growth. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences.

Tax Considerations

You may only make one investment change per calendar year for each 529 plan account. This includes:

• Exchanges between the Pacific Funds

• Changing allocations among funds

• Changing Portfolio Optimization model portfolios

More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available. Other limitations also may apply. See the applicable state’s Plan Description Handbook for further information. You should also consult with your tax adviser regarding possible tax consequences.

Distributions/Withdrawals

You may sell shares to make a qualified distribution or take a non-qualified withdrawal (see the Plan Description for tax consequences) by contacting Pacific Funds in writing using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

20

Redemption proceeds will be paid in accordance with the Plan Description. See the applicable state’s Plan Description Handbook for further details.

Medallion signature guarantees will not be required for distributions sent to the beneficiary’s address of record or to the eligible educational institution designated by the account owner.

Fees and Waivers

A $25.00 annual maintenance fee will be charged to each Pacific Funds 529 College Savings Plan (Montana) account on the last Friday of April. However, this fee will be waived for accounts:

• with balances greater than $25,000.

• with a current pre-authorized investment plan.

• with payroll deduction.

• whose shares were purchased at NAV.

A $10 enrollment fee will be charged to each Pacific Funds 529 College Savings Plan (Arizona) account on the last business day of the month in which the account was opened. This fee will be waived for accounts whose shares are purchased at NAV.

The CDSC will be waived for:

• redemptions due to the receipt of scholarship by the designated beneficiary, up to the amount of the scholarship.

• transfers to the CollegeSure CD for each applicable state.

• redemptions for the purpose of complying with the maximum account balance limitation across all 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

Class A shares may be purchased without a front-end sales charge by:

• Montana residents purchasing shares directly from Pacific Funds under the Montana Family Education Savings Plan.

• Arizona residents purchasing shares directly from Pacific Funds under the Arizona Family College Savings Program.

• Individuals purchasing shares under a qualified tuition program with the proceeds from a transfer or rollover from another qualified tuition program within the last 60 days on which an initial or contingent deferred sales charge was paid.

Class C shares may be purchased without a front-end sales charge by 529 plan accounts opened as part of an employer-sponsored program. If shares are purchased as part of the Arizona 529 plan, the $10 enrollment fee will still apply.

Dividends and distributions

Pacific Funds intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

PF Pacific Life Money Market Fund:

• Dividends declared daily and paid monthly (dividends are not paid until the day after issue)

PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund:

• Dividends declared and paid monthly

All other funds:

• Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the fund, but in no event less frequently than annually.

Exchanging shares

The last sentence in the first paragraph under Market timing and exchange limitations is replaced with the following:

Accordingly, in order to protect the fund, we impose the following limits on exchanges on all funds, except the PF Pacific Life Money Market, PF PIMCO Inflation Managed, and PF PIMCO Managed Bond funds used for dollar cost averaging into another fund.

21

Portfolio Optimization

The Portfolio Optimization section is replaced with the following:

Portfolio Optimization is an asset allocation service offered by Pacific Life (free of charge) for use within Pacific Funds. Asset allocation is the distribution of investments among funds and involves decisions about which asset classes should be selected and how much of the total account value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Funds. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each fund can be used to implement the asset class level allocations. The funds are selected by evaluating the asset classes represented by the funds and combining funds to arrive at the desired asset class exposures. The fund specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include manager interviews. Based on this analysis, funds are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial investment (in the case of a new application) or account value, as applicable, will be allocated to the funds according to the model you select. Subsequent investments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. Rebalancing is not available for 529 plan accounts. If you also allocate part of your investment or account value outside the model, rebalancing is only permitted within the model. Rebalancing your account will involve processing exchanges between funds, which may be taxable transactions unless your account is tax-deferred or tax-exempt, such as an Individual Retirement Account (IRA). See 529 Plans for important limitations on changing models, allocation instructions and other investment changes.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. Your account value will be automatically adjusted among funds to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone instructions, provided a valid telephone authorization is on file. See 529 Plans for important limitations. You should periodically review those factors to determine if you need to change models to reflect such changes.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the investment options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below. Your financial adviser or investment professional can assist you in completing the proper forms to enroll in Portfolio Optimization. Information concerning the asset class allocations for each model is described in the chart that follows.

22

Investor Profile

Model A	Model B	Model C	Model D	Model E

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Horizon < >Longer Investment Horizon

Investor Objective

Primarily preservation of capital	Moderate Growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk < >Higher Risk

Asset Class Exposure

Cash	30%	Cash	19%	Cash	7%	Cash	3%	Cash	4%

Bonds	50%	Bonds	39%	Bonds	34%	Bonds	20%	Bonds	4%

Domestic Stocks	15%	Domestic Stocks	32%	Domestic Stocks	45%	Domestic Stocks	58%	Domestic Stocks	70%

International Stocks	5%	International Stocks	10%	International Stocks	14%	International Stocks	19%	International Stocks	22%

Portfolio Optimization Model Allocations (as of May 1, 2003)

Money Market	29%	Money Market	18%	Money Market	5%	Inflation Managed	4%	Managed Bond	3%

Inflation Managed	12%	Inflation Managed	12%	Inflation Managed	11%	Managed Bond	15%	Equity Income	5%

Managed Bond	38%	Managed Bond	27%	Managed Bond	22%	Equity Income	5%	Large-Cap Value	17%

Large-Cap Value	9%	Large-Cap Value	16%	Equity Income	4%	Large-Cap Value	15%	Comstock	3%

Blue Chip	4%	Blue Chip	10%	Large-Cap Value	16%	Comstock	3%	Blue Chip	15%

Mid-Cap Growth	2%	Mid-Cap Growth	6%	Comstock	2%	Blue Chip	14%	Mid-Cap Growth	16%

Intl. Value	6%	Intl. Value	11%	Blue Chip	11%	Mid-Cap Growth	11%	Global Growth	5%

				Mid-Cap Growth	10%	Global Growth	4%	Growth LT	8%

				Growth LT	3%	Growth LT	5%	Aggressive Growth	4%

				Intl. Value	16%	Aggressive Growth	3%	Intl. Value	24%

						Intl. Value	21%

Less Volatile < >More Volatile

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of your account will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

23

MANAGING THE PACIFIC FUNDS	The MANAGING THE PACIFIC FUNDS section is amended as follows:
Pacific Life

The first paragraph of the Pacific Life section was replaced with the following:

Founded in 1868, Pacific Life provides life and health insurance products, individual annuities, mutual funds, and group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. Over the past six years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2002. The Pacific Life family of companies has business relationships with more than two-thirds of the 100 largest U.S. companies. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

PIMCO	The last sentence of the PIMCO section was changed to read: PIMCO manages the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.
Van Kampen

The following paragraph is added to the end of the section:

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Funds) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the direct parent of Van Kampen, is a global financial services firm that maintains market positions in each of its three primary businesses—securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $376.2 billion in assets as of December 31, 2002. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the PF Van Kampen Comstock Fund and the PF Van Kampen Mid-Cap Growth Fund.

24

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Loss	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Invest-ment Income	Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Loss After Expense Reductions to Average Net Assets (2), (3)		Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF AIM Blue Chip Fund
Class A:	9/30/2002 (Unaudited)	$10.96	($0.04)	($3.13)	($3.17)	$—	$—	$—	$—	$7.79	(28.92%	)	$7,354	1.90%	3.90%	(0.77%	)	(2.77%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	—	(0.05)	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	9/30/2002 (Unaudited)	$10.94	($0.04)	($3.14)	($3.18)	$—	$—	$—	$—	$7.76	(29.07%	)	$125	2.40%	4.40%	(1.27%	)	(3.27%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	—	(0.04)	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	9/30/2002 (Unaudited)	$10.93	($0.06)	($3.11)	($3.17)	$—	$—	$—	$—	$7.76	(29.00%	)	$633	2.40%	4.40%	(1.27%	)	(3.27%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	—	(0.05)	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

PF AIM Aggressive Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.63	($0.09)	($3.01)	($3.10)	$—	$—	$—	$—	$8.53	(26.74%	)	$5,015	1.95%	4.07%	(1.67%	)	(3.79%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	—	(0.09)	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	9/30/2002 (Unaudited)	$11.61	($0.08)	($3.04)	($3.12)	$—	$—	$—	$—	$8.49	(26.87%	)	$19	2.45%	4.57%	(2.17%	)	(4.29%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	—	(0.07)	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	9/30/2002 (Unaudited)	$11.61	($0.07)	($3.04)	($3.11)	$—	$—	$—	$—	$8.50	(26.79%	)	$57	2.45%	4.57%	(2.17%	)	(4.29%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	—	(0.08)	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF INVESCO Health Sciences Fund
Class A:	9/30/2002 (Unaudited)	$9.89	($0.07)	($1.45)	($1.52)	$—	$—	$—	$—	$8.37	(15.37%	)	$6,096	2.05%	3.69%	(1.47%	)	(3.12%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	(0.02)	(0.09)	—	—	(0.02)	(0.02)	9.89	(0.92%	)	7,854	2.05%	4.82%	(1.43%	)	(4.20%	)	22.74%

Class B:	9/30/2002 (Unaudited)	$9.86	($0.09)	($1.45)	($1.54)	$—	$—	$—	$—	$8.32	(15.62%	)	$40	2.55%	4.19%	(1.97%	)	(3.62%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

Class C:	9/30/2002 (Unaudited)	$9.86	($0.06)	($1.47)	($1.53)	$—	$—	$—	$—	$8.33	(15.52%	)	$81	2.55%	4.19%	(1.97%	)	(3.62%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

PF INVESCO Technology Fund
Class A:	9/30/2002 (Unaudited) (4)	$12.47	($0.08)	($6.25)	($6.33)	$—	$—	$—	$—	$6.14	(50.76%	)	$3,520	2.05%	4.50%	(1.85%	)	(4.30%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	2.59	2.47	—	—	—	—	12.47	24.70%		7,801	2.05%	4.81%	(1.82%	)	(4.58%	)	32.50%

Class B:	9/30/2002 (Unaudited) (4)	$12.44	($0.11)	($6.22)	($6.33)	$—	$—	$—	$—	$6.11	(50.88%	)	$11	2.55%	5.00%	(2.35%	)	(4.80%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%		47	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

Class C:	9/30/2002 (Unaudited) (4)	$12.44	($0.10)	($6.23)	($6.33)	$—	$—	$—	$—	$6.11	(50.88%	)	$23	2.55%	5.00%	(2.35%	)	(4.80%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%		13	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

See explanation of numbers on 28

25

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income	Distributions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)		Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF Janus Strategic Value Fund
Class A:	9/30/2002 (Unaudited) (4)	$11.45	($0.04)	($3.07)	($3.11)	$—	($0.06)	$—	($0.06)	$8.28	(27.21%	)	$5,855	1.90%	3.55%	(0.89%	)	(2.53%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	—	(0.04)	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	(5.20%	)	18.71%

Class B:	9/30/2002 (Unaudited) (4)	$11.43	($0.07)	($3.07)	($3.14)	$—	($0.06)	$—	($0.06)	$8.23	(27.52%	)	$105	2.40%	4.05%	(1.39%	)	(3.03%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	—	(0.04)	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

Class C:	9/30/2002 (Unaudited) (4)	$11.43	($0.06)	($3.07)	($3.13)	$—	($0.06)	$—	($0.06)	$8.24	(27.43%	)	$84	2.40%	4.05%	(1.39%	)	(3.03%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	—	(0.03)	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

PF Janus Growth LT Fund
Class A:	9/30/2002 (Unaudited)	$10.32	($0.04)	($2.94)	($2.98)	$—	$—	$—	$—	$7.34	(28.88%	)	$6,492	1.70%	3.89%	(0.91%	)	(3.10%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	—	(0.03)	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	(5.37%	)	64.33%

Class B:	9/30/2002 (Unaudited)	$10.30	($0.05)	($2.94)	($2.99)	$—	$—	$—	$—	$7.31	(29.03%	)	$80	2.20%	4.39%	(1.41%	)	(3.60%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	—	(0.03)	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

Class C:	9/30/2002 (Unaudited)	$10.31	($0.05)	($2.95)	($3.00)	$—	$—	$—	$—	$7.31	(29.00%	)	$294	2.20%	4.39%	(1.41%	)	(3.60%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	—	(0.02)	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

PF Lazard International Value Fund
Class A:	9/30/2002 (Unaudited) (4)	$11.09	$0.07	($2.49)	($2.42)	($0.01)	($0.06)	$—	($0.07)	$8.60	(21.91%	)	$6,329	1.80%	3.86%	1.38%		(0.68%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	—	(0.03)	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	(5.62%	)	7.11%

Class B:	9/30/2002 (Unaudited) (4)	$11.08	$0.04	($2.47)	($2.43)	($0.02)	($0.06)	$—	($0.08)	$8.57	(22.08%	)	$145	2.30%	4.36%	0.88%		(1.18%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	—	(0.01)	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

Class C:	9/30/2002 (Unaudited) (4)	$11.07	$0.04	($2.46)	($2.42)	($0.02)	($0.06)	$—	($0.08)	$8.57	(22.07%	)	$750	2.30%	4.36%	0.88%		(1.18%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.02)	—	—	(0.02)	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

PF MFS Mid-Cap Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.18	($0.06)	($4.76)	($4.82)	$—	($0.84)	$—	($0.84)	$5.52	(44.53%	)	$5,683	1.85%	4.06%	(1.50%	)	(3.71%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	—	(0.19)	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	(4.92%	)	70.54%

Class B:	9/30/2002 (Unaudited)	$11.17	($0.07)	($4.77)	($4.84)	$—	($0.84)	$—	($0.84)	$5.49	(44.66%	)	$111	2.35%	4.56%	(2.00%	)	(4.21%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.45	1.34	—	(0.17)	—	(0.17)	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

Class C:	9/30/2002 (Unaudited)	$11.16	($0.07)	($4.76)	($4.83)	$—	($0.84)	$—	($0.84)	$5.49	(44.71%	)	$477	2.35%	4.56%	(2.00%	)	(4.21%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	—	(0.19)	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

See explanation of numbers on 28

26

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period were as follows:

			Investment Activities				Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)		Net Realized and Un-realized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income		Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)		Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Invest-ment Income (Loss) After Expense Re-ductions to Average Net Assets (2), (3)		Ratio of Net Invest-ment Income (Loss) Before Expense Re-ductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF MFS Global Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.03	($0.02)		($2.51)	($2.53)	$—		($0.20)	$—	($0.20)	$8.30	(23.18%	)	$5,069	2.05%		8.06%	(0.38%	)	(6.39%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)		1.10	1.05	(0.01)		(0.01)	—	(0.02)	11.03	10.54%		6,808	2.05%		9.38%	(0.92%	)	(8.25%	)	77.66%

Class B:	9/30/2002 (Unaudited)	$11.01	($0.03)		($2.52)	($2.55)	$—		($0.20)	$—	($0.20)	$8.26	(23.41%	)	$24	2.55%		8.56%	(0.88%	)	(6.89%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)		1.10	1.02	—		(0.01)	—	(0.01)	11.01	10.24%		22	2.55%		9.88%	(1.42%	)	(8.75%	)	77.66%

Class C:	9/30/2002 (Unaudited)	$11.01	($0.03)		($2.52)	($2.55)	$—		($0.20)	$—	($0.20)	$8.26	(23.41%	)	$10	2.55%		8.56%	(0.88%	)	(6.89%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)		1.10	1.02	—		(0.01)	—	(0.01)	11.01	10.24%		11	2.55%		9.88%	(1.42%	)	(8.75%	)	77.66%

PF PIMCO Managed Bond Fund
Class A:	9/30/2002 (Unaudited) (4)	$9.85	$0.12		$0.67	$0.79	($0.13)		$—	$—	($0.13)	$10.51	7.91%		$26,497	1.55%		2.70%	2.40%		1.24%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.06		(0.09)	(0.03)	(0.07)		(0.05)	—	(0.12)	9.85	(0.28%	)	33,055	1.55%		2.54%	1.16%		0.17%		522.25%

Class B:	9/30/2002 (Unaudited) (4)	$9.84	$0.10		$0.66	$0.76	($0.11)		$—	$—	($0.11)	$10.49	7.71%		$604	2.05%		3.20%	1.90%		0.74%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)	(0.05)		(0.05)	—	(0.10)	9.84	(0.55%	)	173	2.05%		3.04%	0.66%		(0.33%	)	522.25%

Class C:	9/30/2002 (Unaudited) (4)	$9.84	$0.10		$0.66	$0.76	($0.11)		$—	$—	($0.11)	$10.49	7.74%		$2,510	2.05%		3.20%	1.90%		0.74%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)	(0.05)		(0.05)	—	(0.10)	9.84	(0.57%	)	370	2.05%		3.04%	0.66%		(0.33%	)	522.25%

PF Pacific Life Money Market Fund
Class A:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.33%		$19,081	1.17%	(6)	2.16%	0.65%		(0.35%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.33%		27,056	1.35%		2.59%	0.57%		(0.67%	)	N/A

Class B:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.08%		$216	1.67%	(6)	2.66%	0.15%		(0.85%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.09%		88	1.85%		3.09%	0.07%		(1.17%	)	N/A

Class C:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.08%		$444	1.67%	(6)	2.66%	0.15%		(0.85%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.09%		75	1.85%		3.09%	0.07%		(1.17%	)	N/A

PF Putnam Equity Income Fund
Class A:	9/30/2002 (Unaudited)	$10.45	$0.02		($2.70)	($2.68)	($0.05)		$—	$—	($0.05)	$7.72	(25.74%	)	$8,145	1.90%		4.08%	0.47%		(1.71%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	0.01		0.44	0.45	—		—	—	—	10.45	4.50%		10,877	1.90%		5.97%	0.20%		(3.87%	)	10.27%

Class B:	9/30/2002 (Unaudited)	$10.43	$—		($2.69)	($2.69)	($0.05)		$—	$—	($0.05)	$7.69	(25.91%	)	$35	2.40%		4.58%	(0.03%	)	(2.21%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	(0.01)		0.44	0.43	—		—	—	—	10.43	4.30%		13	2.40%		6.47%	(0.30%	)	(4.37%	)	10.27%

Class C:	9/30/2002 (Unaudited)	$10.43	($0.01)		($2.67)	($2.68)	($0.06)		$—	$—	($0.06)	$7.69	(25.82%	)	$225	2.40%		4.58%	(0.03%	)	(2.21%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	(0.01)		0.44	0.43	—		—	—	—	10.43	4.30%		41	2.40%		6.47%	(0.30%	)	(4.37%	)	10.27%

See explanation of numbers on 28

27

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

PF Putnam Research Fund
Class A:	9/30/2002 (Unaudited)	$9.97	($0.02)	($2.86)	($2.88)	($0.02)	$—	$—	($0.02)	$7.07	(28.81%	)	$10,650	1.95%	3.64%	(0.58%)	(2.27%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.01)	(0.02)	(0.03)	—	—	—	—	9.97	(0.30%	)	14,968	1.95%	5.29%	(0.59%)	(3.93%)	56.30%

Class B:	9/30/2002 (Unaudited)	$9.95	($0.04)	($2.85)	($2.89)	($0.01)	$—	$—	($0.01)	$7.05	(29.03%	)	$11	2.45%	4.14%	(1.08%)	(2.77%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%	)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%

Class C:	9/30/2002 (Unaudited)	$9.95	($0.03)	($2.85)	($2.88)	($0.02)	$—	$—	($0.02)	$7.05	(28.96%	)	$19	2.45%	4.14%	(1.08%)	(2.77%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%	)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%

PF Salomon Brothers Large-Cap Value Fund
Class A:	9/30/2002 (Unaudited)	$10.92	$0.01	($3.51)	($3.50)	$—	($0.06)	$—	($0.06)	$7.36	(32.19%	)	$12,701	1.80%	2.80%	0.21%	(0.79%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	—	(0.03)	10.92	9.54%		19,748	1.80%	3.93%	(0.14%)	(2.27%)	27.37%

Class B:	9/30/2002 (Unaudited)	$10.91	($0.01)	($3.51)	($3.52)	$—	($0.06)	$—	($0.06)	$7.33	(32.41%	)	$213	2.30%	3.30%	(0.29%)	(1.29%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	—	(0.03)	10.91	9.38%		151	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

Class C:	9/30/2002 (Unaudited)	$10.90	($0.01)	($3.50)	($3.51)	$—	($0.06)	$—	($0.06)	$7.33	(32.34%	)	$929	2.30%	3.30%	(0.29%)	(1.29%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	—	(0.03)	10.90	9.30%		243	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

(1)	Total return not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.
(2)	Net expenses are after adviser expense reimbursements as discussed in Note 6 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) to average daily net assets are grossed up by the adviser expense reimbursements.
(3)	Annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the monthly average shares method.
(5)	Amount represents less than $0.01 per share.
(6)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02 - 6/30/03 and 0.45% thereafter through 6/30/05.

Form No. PFSUPP0503

PROSPECTUS JULY 1, 2002

This prospectus tells you about Pacific Funds. It’s designed to help you choose among the 14 funds available to you. Please read it carefully, and keep it for future reference.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

THE FUNDS

(listed alphabetically by manager)

PF AIM Blue Chip Fund

PF AIM Aggressive Growth Fund

PF INVESCO Health Sciences Fund

PF INVESCO Technology Fund

PF Janus Strategic Value Fund

PF Janus Growth LT Fund

PF Lazard International Value Fund

PF MFS Mid-Cap Growth Fund

PF MFS Global Growth Fund

PF PIMCO Managed Bond Fund

PF Pacific Life Money Market Fund

PF Putnam Equity Income Fund

PF Putnam Research Fund

PF Salomon Brothers Large-Cap Value Fund

YOUR GUIDE TO THIS PROSPECTUS

This prospectus is designed to help you make informed decisions about investments in Pacific Funds. We’ve divided it into four sections to make it easy for you to find what you’re looking for.
Please contact Pacific Funds if you have any questions about any of the funds. Call toll-free: 1-800-722-2333

The first section, An overview of the Pacific Funds, contains a summary of important information about the funds.

• Funds summary – contains a concise summary of the objectives, holdings and risks of each fund. It will help you understand the differences between the funds, the risks associated with each, and how risk and investment objectives relate.

• Fees and expenses – tells you about fees and expenses paid or borne by shareholders.

About the funds tells you the following important things about each fund:

• The fund’s investment goal – what the fund is trying to achieve.

• What the fund invests in – how the fund tries to meet its investment goal. It tells you the fund’s principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors under normal circumstances. Some funds have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

• Risks you should be aware of – the principal risks associated with each fund. Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every fund has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you’ll need to make is how much risk you’re willing to accept in exchange for potential return on an investment.

• Who manages the fund – tells you about the people and firms that manage each fund. Pacific Life Insurance Company is the adviser to the Pacific Funds and manages one fund directly. To manage the other funds, Pacific Life and Pacific Funds have retained other fund managers. Some of the funds are managed by a team of managers whose members could change from time to time. You’ll find information about Pacific Life and the other managers starting on page 51.

• Since Pacific Funds is new, the funds do not have a full year of prior performance to show you.

Turn to the other sections of the prospectus – Information for investors, Managing the Pacific Funds and Financial highlights – for information about how to buy, sell and exchange shares, how share prices are calculated, tax consequences, dividends and distributions, information about the management firms and fund performance and financial information.

2

3

AN OVERVIEW OF THE PACIFIC FUNDS

Funds summary

This table is a summary of the goals, main investments and risks of each of the 14 funds. You should read the complete description of the funds in this prospectus. Any time you invest, there is a risk of loss of money. This table is designed to help you understand the differences between the funds, their risks, and how risks and investment goals relate.

The value of a fund changes as the price of the investments it holds goes up or down. Changes in the economy and financial markets affect the performance of the Pacific Funds. The funds are also affected by other kinds of risks, depending on the types of securities they invest in.

Equity securities historically have offered the potential for greater long-term growth than most fixed income securities, but they also tend to have larger and more frequent changes in price, which means there’s a greater risk you could lose money over the short term. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

Foreign equity and fixed income securities may be affected by exchange rate changes, political and economic circumstances throughout the world, and relatively lower liquidity compared to U.S. securities.

Each fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

FUNDS	INVESTMENT GOAL
PF AIM Blue Chip Fund	Long-term growth of capital. (Current income is of secondary importance.)
PF AIM Aggressive Growth Fund	Long-term growth of capital.
PF INVESCO Health Sciences Fund	Long-term growth of capital.
PF INVESCO Technology Fund	Long-term growth of capital.
PF Janus Strategic Value Fund	Long-term growth of capital.
PF Janus Growth LT Fund	Long-term growth of capital consistent with the preservation of capital.
PF Lazard International Value Fund	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.
PF MFS Mid-Cap Growth Fund	Long-term growth of capital.
PF MFS Global Growth Fund	Long-term growth of capital.
PF PIMCO Managed Bond Fund	Maximize total return consistent with prudent investment management.
PF Pacific Life Money Market Fund	Current income consistent with preservation of capital.
PF Putnam Equity Income Fund	Current income. (Capital growth is of secondary importance).
PF Putnam Research Fund	Long-term growth of capital.
PF Salomon Brothers Large-Cap Value Fund	Long-term growth of capital. (Current income is of secondary importance).

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MAIN INVESTMENTS	MAIN RISKS
Equity securities of “blue chip” companies and related derivatives. Blue chip companies fall within the largest 85% of publicly traded companies listed in the U.S.	Price volatility and foreign investments, derivatives and synthetics.
Equity securities of small- and medium-sized growth companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty), liquidity and foreign investments.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments and derivatives.

Equity securities in the technology sector (including derivatives). Such companies include biotechnology, communications, computers, electronics, Internet telecommunications, networking, robotics, video and other technology-related firms.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments and derivatives.
Equity securities with the potential for long-term growth of capital.

Non-diversified (particularly sensitive to price swings because the fund is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified fund), price volatility, foreign investments, credit, changes in interest rates, liquidity, derivatives and forward contracts.

Equity securities of a large number of companies of any size.	Price volatility, foreign investments, derivatives and forward contracts, credit and liquidity.
Equity securities of relatively large companies located in developed countries outside of the U.S.

Price volatility (particularly sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities), foreign investments, derivatives, forward contracts and currency transactions.

Equity securities of medium-sized companies believed to have above-average growth potential.

Non-diversified (particularly sensitive to price swings because the fund is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified fund), price volatility, foreign investments and emerging countries.

Equity securities of any size located within and outside of the U.S.

Non-diversified (particularly sensitive to price swings because the fund is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified fund), price volatility, foreign investments and emerging countries.

Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Changes in interest rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.
Highest quality money market instruments believed to have limited credit risk.	Changes in interest rates and credit. Intended to have the least investment risk of all of the funds.
Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Price volatility, foreign investments, emerging countries, derivatives and forward contracts, changes in interest rates and credit.
Equity securities of large U.S. companies with potential for capital appreciation.	Price volatility, foreign investments, emerging countries, derivatives and forward contracts, changes in interest rates and credit.
Equity securities of large companies.	Price volatility, foreign investments and derivatives.

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AN OVERVIEW OF THE PACIFIC FUNDS

Funds summary (continued)	Each fund (except the PF Pacific Life Money Market Fund) engages in active and frequent trading which could result in higher trading costs, reduce performance and increase taxes to shareholders.

In order to meet redemption requests, a manager may determine to hold a significant portion of a fund’s assets in cash or such securities as described to the right for temporary strategy changes.

Each fund is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC).

You’ll find a more detailed discussion of each fund’s investments, strategies and risks in the SAI. Please turn to the back cover of the prospectus for information about how to obtain a copy.

Unless otherwise noted, each fund that invests principally in equity securities may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect the fund from potential loss. In that case, or if the manager is temporarily unable to find the investments it seeks, the funds (including funds with international holdings) may invest in U.S. government securities, higher-quality corporate fixed income securities, mortgage-related and asset-backed securities, or money market instruments, which may cause a fund to miss investment opportunities and prevent it from achieving its investment goal. In addition, funds that invest principally in securities of small to medium-sized companies may invest in preferred stocks and larger-capitalization stocks under these circumstances.

Many of the investment techniques and strategies discussed in the prospectus and in the Statement of Additional Information (SAI) are discretionary, which means that managers can decide if they want to use them or not. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that the fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a fund. Managers may also use investment techniques or make investments in securities that are not part of a fund’s principal investment strategy.

A fund’s stated investment goal cannot be changed without the approval of shareholders. Non-fundamental investment policies may be changed from time to time by the Pacific Funds’ board of trustees without shareholder approval.

Although some of the Pacific Funds may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds.

Fees and expenses

There are two types of fees and expenses when you invest in mutual funds:

•   Shareholder fees (including sales charges you pay directly when you buy or sell shares).

•   Operating expenses paid each year by each fund, which are borne indirectly by shareholders.

Pacific Funds pay for support, administrative, distribution and shareholder services, and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Funds also pay Pacific Life a fee for the investment adviser services it provides. Pacific Life, in turn, uses part of this fee to pay the fund managers.

The tables that follow show the fees that you pay directly and the expenses paid by each fund.

Shareholder fees		Maximum Sales Charge on your investment (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)

	Class A	5.50%[1]	None[2]
	Class B	None	5.00%[3]
	Class C	1.00%	1.00%[4]

[1]  Sales charge is reduced for purchases of $50,000 or more. Class A Shares of the PF Pacific Life Money Market Fund are sold without an initial sales charge. See page 47.

2  A contingent deferred sales charge (CDSC) of 1% is assessed on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge).

3  A CDSC is imposed upon the sale of your shares within 7 years from purchase. The fee has scheduled reductions after the first year. See page 48.

4  A CDSC is imposed upon the sale of your shares within 1 year from purchase.

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Annual operating expenses paid by each fund (as an annual percent of average daily net assets)

Fund	Advisory Fees	Distribution And Service (12b-1) Fees[1]			Other Expenses[2]	Total Annual Operating Expenses			Fee Waiver By Adviser[3]			Net Operating Expenses

		Class A	Class B	Class C		Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF AIM Blue Chip	0.95%	0.50%	1.00%	1.00%	4.54%	5.99%	6.49%	6.49%	(4.09%)	(4.09%)	(4.09%)	1.90%	2.40%	2.40%
PF AIM Aggressive Growth	1.00%	0.50%	1.00%	1.00%	5.34%	6.84%	7.34%	7.34%	(4.89%)	(4.89%)	(4.89%)	1.95%	2.45%	2.45%
PF INVESCO Health Sciences	1.10%	0.50%	1.00%	1.00%	3.22%	4.82%	5.32%	5.32%	(2.77%)	(2.77%)	(2.77%)	2.05%	2.55%	2.55%
PF INVESCO Technology	1.10%	0.50%	1.00%	1.00%	3.21%	4.81%	5.31%	5.31%	(2.76%)	(2.76%)	(2.76%)	2.05%	2.55%	2.55%
PF Janus Strategic Value	0.95%	0.50%	1.00%	1.00%	4.81%	6.26%	6.76%	6.76%	(4.36%)	(4.36%)	(4.36%)	1.90%	2.40%	2.40%
PF Janus Growth LT	0.75%	0.50%	1.00%	1.00%	5.04%	6.29%	6.79%	6.79%	(4.59%)	(4.59%)	(4.59%)	1.70%	2.20%	2.20%
PF Lazard International Value	0.85%	0.50%	1.00%	1.00%	5.72%	7.07%	7.57%	7.57%	(5.27%)	(5.27%)	(5.27%)	1.80%	2.30%	2.30%
PF MFS Mid-Cap Growth	0.90%	0.50%	1.00%	1.00%	3.93%	5.33%	5.83%	5.83%	(3.48%)	(3.48%)	(3.48%)	1.85%	2.35%	2.35%
PF MFS Global Growth	1.10%	0.50%	1.00%	1.00%	7.78%	9.38%	9.88%	9.88%	(7.33%)	(7.33%)	(7.33%)	2.05%	2.55%	2.55%
PF PIMCO Managed Bond	0.60%	0.50%	1.00%	1.00%	1.44%	2.54%	3.04%	3.04%	(0.99%)	(0.99%)	(0.99%)	1.55%	2.05%	2.05%
PF Pacific Life Money Market	0.40%	0.50%	1.00%	1.00%	1.69%	2.59%	3.09%	3.09%	(1.64%)	(1.64%)	(1.64%)	0.95%	1.45%	1.45%
PF Putnam Equity Income	0.95%	0.50%	1.00%	1.00%	4.52%	5.97%	6.47%	6.47%	(4.07%)	(4.07%)	(4.07%)	1.90%	2.40%	2.40%
PF Putnam Research	1.00%	0.50%	1.00%	1.00%	3.79%	5.29%	5.79%	5.79%	(3.34%)	(3.34%)	(3.34%)	1.95%	2.45%	2.45%
PF Salomon Brothers Large-Cap Value	0.85%	0.50%	1.00%	1.00%	2.58%	3.93%	4.43%	4.43%	(2.13%)	(2.13%)	(2.13%)	1.80%	2.30%	2.30%

[1]	Over time, distribution fees paid out of a fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.
[2]	Other expenses include the fee paid to Pacific Life for providing or procuring for the funds administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.
[3]	To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse each fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02-6/30/03 and 0.45% thereafter through 6/30/05. The expense cap for all other funds is 0.45% through 6/30/05. Such waiver or reimbursement s subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

Examples Keep in mind that this is only an estimate – actual expenses and performance may vary.

The examples that follow are intended to help you compare the cost of investing in Class A, Class B or Class C shares of each fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Funds’ annual operating expenses remain the same. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

	Your expenses (in dollars) if you sell your shares at the end of each period						Your expenses (in dollars) if you don’t sell your shares at the end of each period

	1 year			3 years			1 year			3 years

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Fund
PF AIM Blue Chip	732	743	441	1,114	1,148	841	732	243	341	1,114	748	841
PF AIM Aggressive Growth	737	748	446	1,129	1,164	856	737	248	346	1,129	764	856
PF INVESCO Health Sciences	747	758	456	1,157	1,193	886	747	258	356	1,157	793	886
PF INVESCO Technology	747	758	456	1,157	1,193	886	747	258	356	1,157	793	886
PF Janus Strategic Value	732	743	441	1,114	1,148	841	732	243	341	1,114	748	841
PF Janus Growth LT	713	723	421	1,056	1,088	781	713	223	321	1,056	688	781
PF Lazard International Value	723	733	431	1,085	1,118	811	723	233	331	1,085	718	811
PF MFS Mid-Cap Growth	728	738	436	1,100	1,133	826	728	238	336	1,100	733	826
PF MFS Global Growth	747	758	456	1,157	1,193	886	747	258	356	1,157	793	886
PF PIMCO Managed Bond	699	708	406	1,013	1,043	736	699	208	306	1,013	643	736
PF Pacific Life Money Market	97	648	346	388	945	639	97	148	246	388	545	639
PF Putnam Equity Income	732	743	441	1,114	1,148	841	732	243	341	1,114	748	841
PF Putnam Research	737	748	446	1,129	1,164	856	737	248	346	1,129	764	856
PF Salomon Brothers Large-Cap Value	723	733	431	1,085	1,118	811	723	233	331	1,085	718	811

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ABOUT THE FUNDS	PF AIM BLUE CHIP FUND

The investment goal	This fund seeks long-term growth of capital. Current income is of secondary importance.

What the fund invests in

This fund’s principal investment strategy is to invest at least 65% (80% by July 31, 2002) of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities and synthetic instruments that have economic characteristics similar to the fund’s direct investments. Blue chip companies are those companies that fall within the largest 85% of market capitalization of publicly traded companies listed in the U.S.

The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. Such companies generally have:

• superior growth prospects compared to other companies in the same industry

• proprietary technology which the managers believe has the potential to bring about major changes within an industry

• leading sales within an industry, or the potential to become a market leader.

The managers also look for companies that have:

• faster earnings growth than their competitors and the market in general

• higher profit margins relative to their competitors

• strong cash flow relative to their competitors

• a balance sheet with relatively low debt and a high return on equity relative to their competitors.

Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The managers consider whether to sell a particular security when they believe the security no longer has above-average growth potential.

When the managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

This fund may invest up to 25% of its assets in foreign securities.

Risks you should be aware of

The PF AIM Blue Chip Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• derivatives and synthetics – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Synthetics replicate the economic characteristics of a direct investment. Derivatives and synthetics could increase a fund’s volatility and reduce returns.

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	PF AIM BLUE CHIP FUND

Who manages the fund

Monika H. Degan, CFA, is an investment officer and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Before joining AIM, she was an analyst with Shell Oil Co. Pension Trust. Ms. Degan has 11 years of investment experience and a BA and an MBA from the University of Houston.

Jonathan C. Schoolar, CFA, is senior vice president and senior portfolio manager at AIM and heads the large-cap growth investment management unit. Mr. Schoolar has been associated with AIM and/or its affiliates since 1986, has 19 years of investment experience and a BA from the University of Texas.

The PF AIM Blue Chip Fund is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on
October 1, 2001.

The chart to the right shows the historical performance of the Class A shares of a mutual fund managed by AIM. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the PF AIM Blue Chip Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF AIM Blue Chip Fund has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the PF AIM Blue Chip Fund.

This chart does not show you the performance of the PF AIM Blue Chip Fund — it shows the performance of a similar account managed by AIM.

Annual total return/Average annual total returns for the periods ending December 31, 2001

	Year/Period	AIM-Managed Mutual Fund, Class A (%)[1]	S&P 500 Index (%)[2]

	2001	(27.16)	(11.88)
	2000	(14.27)	(9.11)
	1999	18.75	21.04
	1998	23.24	28.58
	1997	24.65	33.36
	1996	16.96	22.96
	1995	24.73	37.58
	1994	(1.08)	1.32
	1993	(1.12)	10.08
	1992	(3.02)	7.62

	1 year	(27.16)	(11.88)
	5 years	7.39	10.70
	10 years	10.12	12.93

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable AIM-Managed fund, after Class A advisory fees, operating expenses, and sales loads if applicable, have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF AIM Blue Chip Fund will pay. The PF AIM Blue Chip Fund’s fees and expenses are generally expected to be higher than those reflected in the comparable fund which would reduce performance

2  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

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ABOUT THE FUNDS	PF AIM AGGRESSIVE GROWTH FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

The fund’s principal investment strategy is to invest in common stocks of companies whose earnings the managers expect to grow at an above average rate (typically, more than 15% per year). The fund will invest in securities of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of those factors materially changes.

This fund may invest up to 25% of its assets in foreign investments that are principally traded outside the U.S.

Risks you should be aware of

The PF AIM Aggressive Growth Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued.”

Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

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	PF AIM AGGRESSIVE GROWTH FUND

Who manages the fund

Ryan E. Crane, CFA, is a senior portfolio manager of AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Crane has 8 years of investment experience and a BS from the University of Houston.

Robert M. Kippes is a senior portfolio manager of AIM and has been associated with AIM and/or its affiliates since 1989. Mr. Kippes has 13 years of investment experience and a BA from Stephen F. Austin University.

Jay K. Rushin, CFA, is a portfolio manager of AIM and has been associated with AIM and/or its affiliates since 1998. Mr. Rushin was associate equity analyst with Prudential Securities from 1996-1998 and has 8 years of investment experience. Mr. Rushin has a BA from Florida State University.

The PF AIM Aggressive Growth Fund is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on
October 1, 2001.

The chart to the right shows the historical performance of the Class A shares of a mutual fund managed by AIM. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the PF AIM Aggressive Growth Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF AIM Aggressive Growth Fund has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the PF AIM Aggressive Growth Fund.

This chart does not show you the performance of the PF AIM Aggressive Growth Fund — it shows the performance of a similar account managed by AIM.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	AIM-Managed Mutual Fund Class A (%)[1]	Russell 2500 Index (%)[2]

	2001	(30.05)	1.22
	2000	(2.67)	4.27
	1999	37.01	24.15
	1998	(0.79)	0.38
	1997	6.08	24.36
	1996	8.06	19.03
	1995	33.72	31.70
	1994	10.75	(1.06)
	1993	24.76	16.54
	1992	14.70	16.19

	1 year	(30.05)	1.22
	5 years	4.24	10.34
	10 years	14.10	13.13

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable AIM-Managed fund, after Class A advisory fees, operating expenses, and sales loads if applicable, have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF AIM Aggressive Growth Fund will pay. The PF AIM Aggressive Growth Fund’s fees and expenses are generally expected to be higher than those reflected in the comparable fund which would reduce performance.

2  This column shows performance of the Russell 2500 Index, an index consisting of 2,500 of the smallest companies in the Russell 3000 Index. Results include reinvested dividends.

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ABOUT THE FUNDS	PF INVESCO HEALTH SCIENCES FUND

The investment goal	This fund seeks long-term growth of capital

What the fund invests in

This fund’s principal strategy is to invest at least 65% (80% by July 31, 2002) of its assets in equity securities and derivatives of companies in the health sciences sector.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average growth rates for the next 3 – 5 years. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on markets and industries where leadership is concentrated in a few companies, and generally does not invest in slower-growing markets or industries. The manager looks for market-driven companies it believes have superior technology to deliver products and services that match customer needs.

In selecting securities, the manager seeks to balance the fund with a blend of well-established health care companies and faster-growing, more dynamic companies.

Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings of the fund. For the rest of the fund, the manager will target innovative companies it believes have strong management and that have new products or the potential to increase their share of existing products.

The manager may also invest in derivatives (such as options) to help achieve the fund’s investment goal.

A company is considered part of the health sciences sector if:

• at least 50% of its gross income or its net sales come from activities in the sector; or

• at least 50% of its assets are devoted to producing revenues from the sector; or

• the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This fund may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit

Risks you should be aware of

The PF INVESCO Health Sciences Fund may be affected by the following risks, among others:

• industry concentration – since the fund invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

The health sciences sector is subject to extensive government regulation, which may change frequently and impact the fund significantly.

• regulatory impact – many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

12

	PF INVESCO HEALTH SCIENCES FUND

Risks you should be aware of (continued)

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a fund’s volatility or reduce returns.

Who manages the fund

Thomas R. Wald, CFA, is a vice president of INVESCO. Before joining INVESCO in 1997, he was an analyst with Munder Capital Management. Mr. Wald holds a BA from Tulane University and an MBA from the Wharton School at the University of Pennsylvania.

The PF INVESCO Health Sciences Fund is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the INVESCO Health Sciences Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF INVESCO Health Sciences Fund. As of 12/31/01 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF INVESCO Health Sciences Fund has performed or will perform. Total returns represent past performance of the composite and not the PF INVESCO Health Sciences Fund.

This chart does not show you the performance of the PF INVESCO Health Sciences Fund — it shows the performance of similar accounts managed by INVESCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	INVESCO Health Science Composite (%)[1]	S&P 500 Index (%) [2]

	2001	(14.39)	(11.88)
	2000	26.13	(9.11)
	1999	0.62	21.04
	1998	43.40	28.58
	1997	18.47	33.36
	1996	11.41	22.96
	1995	58.89	37.58
	1994	0.94	1.32
	1993	(8.41)	10.08
	1992	(13.79)	7.62

	1 year	(14.39)	(11.88)
	5 years	13.04	10.70
	10 years	10.05	12.93

[1]  This column shows performance after annual advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF INVESCO Health Sciences Fund will pay. The mutual funds in the composite do not charge sales loads. The PF INVESCO Health Sciences Fund’s fees and expenses are generally expected to be higher than those reflected in the composite which would reduce performance.

[2] The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

13

ABOUT THE FUNDS	PF INVESCO TECHNOLOGY FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal strategy is to invest at least 65% (80% by July 31, 2002) of its assets in equity securities and derivatives in the technology-related sector.

Such companies include, but are not limited to, those involved with applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure and networking companies.

The manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average growth rates for the next 3 – 5 years. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on markets and industries where leadership is concentrated in a few companies, and generally does not invest in slower-growing markets or industries. The manager looks for market-driven companies it believes have superior technology to deliver products and services that match customer needs.

A core portion of the fund is expected to be invested in market-leading technology companies that the manager believes will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the fund will consist of faster-growing, more volatile technology companies that the manager believes to be emerging leaders in their fields, including small companies.

The manager may also invest in derivatives (such as options) to try to achieve the fund’s investment goal.

A company is considered part of the technology sector if:

• at least 50% of its gross income or its net sales come from activities in the sector; or

• at least 50% of its assets are devoted to producing revenues from the sector; or

• the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This fund may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Risks you should be aware of	The PF INVESCO Technology Fund may be affected by the following risks, among others:
Many of the products and services in the technology industry are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

• industry concentration – since the fund invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

14

	PF INVESCO TECHNOLOGY FUND

Risks you should be aware of (continued)

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a fund’s volatility and reduce returns.

Who manages the fund

William R. Keithler, CFA, is senior vice president and director of sector management. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has 19 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

The PF INVESCO Technology Fund is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the INVESCO Technology Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF INVESCO Technology Fund. As of 12/31/01 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF INVESCO Technology Fund has performed or will perform. Total returns represent past performance of the composite and not the PF INVESCO Technology Fund.

This chart does not show you the performance of the PF INVESCO Technology Fund — it shows the performance of similar accounts managed by INVESCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	INVESCO Technology Composite (%)[1]	S&P 500 Index (%) [2]

	2001	(45.40)	(11.88)
	2000	(22.69)	(9.11)
	1999	145.22	21.04
	1998	28.83	28.58
	1997	8.85	33.36
	1996	21.75	22.96
	1995	45.80	37.58
	1994	5.27	1.32
	1993	15.03	10.08
	1992	18.79	7.62

	1 year	(45.40)	(11.88)
	5 years	7.74	10.70
	10 years	14.00	12.93

[1]  This column shows performance after annual advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF INVESCO Technology Fund will pay. The mutual funds in the composite do not charge sales loads. The PF INVESCO Technology Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance.

[2]  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

15

ABOUT THE FUNDS	PF JANUS STRATEGIC VALUE FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

The fund invests primarily in domestic and foreign equity securities (which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks) with the potential for long-term growth of capital using a “value” approach.

The approach emphasizes investments in companies that the manager believes are undervalued relative to their intrinsic worth. The manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow.

The manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the fund may invest, and the fund may at times have significant foreign exposure.

A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock’s market price by the company’s earnings per share amount. Price/free cash flow is the relationship between the price of the stock and the company’s available cash from operations minus capital expenditures.

This fund may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high-yield or “junk” bonds.

The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market decline or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The PF Janus Strategic Value Fund may be affected by the following risks, among others:

• non-diversified – this fund is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

16

	PF JANUS STRATEGIC VALUE FUND

Risks you should be aware of (continued)

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may be subject to more credit risk than certain other funds, because it invests in high-yield or “junk” bonds. These bonds are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• changes in interest rates – the value of the fund’s investments may fall when interest rates rise. This fund may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

• liquidity – high-yield/high-risk bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lower credit rating may be particularly difficult to sell.

• derivatives and forward contracts – derive their value from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a fund’s volatility and reduce returns.

This fund may be subject to more credit risk than certain other funds because of its ability to invest in high-yield investments, especially during periods of economic uncertainty or economic downturns.

Who manages the fund

David Decker, CFA, vice president of Janus, joined Janus in 1992, and is manager and executive vice president of similar funds managed by Janus. He also manages private accounts with a similar strategic value strategy as well as other institutional funds. He has a BA from Tufts University and an MBA from Duke University.

The PF Janus Strategic Value Fund is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the Janus Strategic Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Janus Strategic Value Fund. As of 12/31/01 the composite consisted of 8 advisory accounts, including 5 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Janus Strategic Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Janus Strategic Value Fund.

This chart does not show you the performance of the PF Janus Strategic Value Fund — it shows the performance of similar accounts managed by Janus.

Total returns for the periods ending December 31, 2001

	Period	Janus Strategic Value Composite (%)[1]	S&P 500 Index (%)[2]

	2001	(11.84)	(11.88)
	2000[3]	(0.41)	(11.14)

	1 year	(11.84)	(11.88)
	Since Inception[3]	(7.16)	(13.05)

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The mutual funds in the composite do not charge sales loads. The PF Janus Strategic Value Fund’s fees and expenses are generally expected to be higher than those reflected in the composite which would reduce performance. The accounts in the composite other than mutual funds were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The fees and expenses of the composite include investment advisory fees, and transaction costs, but, for the accounts other than the mutual funds, do not include custody fees or other expenses normally paid by mutual funds and which the PF Janus Strategic Value Fund will pay. If these fees or expenses were included, returns would be lower

2  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in the U.S. Results include reinvested dividends.

3  The inception date of the composite was 4/1/00. Total returns and expenses are not annualized for the first year of operations.

17

ABOUT THE FUNDS	PF JANUS GROWTH LT FUND

The investment goal	This fund seeks long-term growth of capital in a manner consistent with the preservation of capital.

What the fund invests in

This fund’s principal investment strategy is to invest in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities.

The manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering fund securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the fund’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

This fund may invest some of its assets in foreign companies. Investing globally offers greater diversification because the fund can take advantage of investment opportunities that are not available in the U.S.

This fund may invest up to: • 10% of its assets in lower-rated, high-yield (“junk”) bonds • 25% of its assets in foreign investments

The fund may also invest in debt securities and indexed/structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks you should be aware of

The PF Janus Growth LT Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the manager believes have the potential for rapid growth, which may give the fund a higher risk of price volatility than a fund that invests in equities that are “undervalued,” for example.

This fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

18

	PF JANUS GROWTH LT FUND

Risks you should be aware of (continued)

• derivatives and forward contracts – derive their value from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a fund’s volatility or reduce returns.

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may invest in high-yield or “junk” bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

• liquidity – high-yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lower credit rating may be particularly difficult to sell.

Who manages the fund

Warren B. Lammert, III, CFA, vice president of Janus, joined Janus in 1987 and is portfolio manager and executive vice president of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1991. He has a BA from Yale University and an MA (with distinction) from the London School of Economics.

The PF Janus Growth LT Fund is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the Janus Diversified Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Janus Growth LT Fund. As of 12/31/01 the composite consisted of 46 advisory accounts, including 13 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Janus Growth LT Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Janus Growth LT Fund.

This chart does not show you the performance of the PF Janus Growth LT Fund — it shows the performance of similar accounts managed by Janus.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	Janus Diversified Growth Composite (%)[1]	S&P 500 Index (%)[2]

	2001	(29.61)	(11.88)
	2000	(22.59)	(9.11)
	1999	96.36	21.04
	1998	57.98	28.58
	1997	11.85	33.36
	1996	17.54	22.96
	1995	33.63	37.58
	1994	9.91	1.32
	1993	19.14	10.08
	1992	15.14	7.62

	1 year	(29.61)	(11.88)
	5 years	13.58	10.70
	10 years	16.17	12.93

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Janus Growth LT Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds and which the PF Janus Growth LT Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, five and ten year periods ending 12/31/01 would have been (29.61)%, 13.58%, and 16.00%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in the U.S. Results include reinvested dividends.

19

ABOUT THE FUNDS	PF LAZARD INTERNATIONAL VALUE FUND

The investment goal

This fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the United States. Current income from dividends and interest will not be an important consideration.

What the fund invests in

The fund invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the manager believes are undervalued based on their earnings, cash flow or asset values. The fund may invest in American Depositary Receipts (ADRs). The fund may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The fund will normally invest at least 80% of its assets in equity securities of companies located in at least three different foreign countries. The allocation of the fund’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the fund’s assets primarily in companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The PF Lazard International Value Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• derivatives, forward contracts and currency transactions – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives, forward foreign currency contracts, and foreign currency transactions could increase a fund’s volatility and reduce returns.

20

	PF LAZARD INTERNATIONAL VALUE FUND

Who manages the fund

Herbert W. Gullquist is chief investment officer and a managing director of Lazard and a vice chairman of Lazard Frères & Co. LLC. He joined Lazard in 1982. He is responsible for monitoring all investment activity to ensure adherence to Lazard’s investment philosophy and guidelines. He has a BA from Northwestern University.

John R. Reinsberg is a managing director of Lazard. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1991. Mr. Reinsberg has a BA from the University of Pennsylvania and an MBA from Columbia University.

Ronald J. Saba is a director of Lazard and a portfolio manager. He has 19 years of investment experience and joined Lazard in 1996. He has a Bachelor of Commerce from McGill University, Montreal and an MBA from the University of Chicago Graduate School of Business.

The PF Lazard International Value Fund is managed by Lazard Asset Management (Lazard). You’ll find more about Lazard on page 52.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on
October 1, 2001.

This chart shows the historical performance of the Lazard International Equity Select Composite as prepared for Pacific Funds. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Lazard International Value Fund. As of 12/31/01 the composite consisted of 192 advisory accounts, including 3 mutual funds.

The composite performance shows the historical track record of the fund manager and is not intended to imply how the PF Lazard International Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Lazard International Value Fund.

The PF Lazard International Value Fund will invest primarily in foreign securities. Prior to 5/1/01 the composite consisted of accounts that invested in ADRs (U.S. dollar denominated securities). Lazard believes that investing all of the accounts in foreign securities would have produced substantially the same performance.

This chart does not show you the performance of the PF Lazard International Fund — it shows the performance of similar accounts managed by Lazard.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	Lazard International Equity Select Composite (%)[1]	MSCI EAFE Index (%)[2]

	2001	(19.69)	(21.21)
	2000	3.19	(13.96)
	1999	20.19	27.30
	1998	23.74	20.33
	1997	18.91	2.06
	1996	12.09	6.36
	1995	6.00	11.55
	1994[3]	1.24	7.80

	1 year	(19.69)	(21.21)
	3 years	(0.13)	(4.79)
	5 years	7.94	1.17
	Since Inception[3]	7.34	3.91

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Lazard International Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite as prepared for Pacific Funds, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements, and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for the accounts other than the mutual fund, does not include custody fees or other expenses normally paid by mutual funds and which the PF Lazard International Value Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, three and five year and since inception periods ending 12/31/01 would have been (19.69)%, (0.13)%, 7.94% and 7.34%, respectively.

2  The MSCI EAFE Index shows the performance of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends.

3  The inception date of the composite was 1/1/94

21

ABOUT THE FUNDS	PF MFS MID-CAP GROWTH FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal investment strategy is to invest at least 65% (80% by July 31, 2002) of its assets in common stocks and related securities, such as preferred stocks, convertible securities, warrants and depositary receipts for those securities, of companies with medium market capitalizations that the manager believes have above-average growth potential.

Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalizations fall below $250 million or exceed the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the fund’s 65% (80% by July 31, 2002) investment policy. These criteria are subject to change depending on market conditions. The manager generally expects that it will invest primarily in companies with market capitalizations in excess of $1 billion. The fund’s investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.
This fund may invest up to 20% of its assets in foreign securities, including those of emerging market countries.

The manager uses a bottom-up investment style in managing this fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the manager, with input from its team of equity research analysts.

The fund may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.

Risks you should be aware of

The PF MFS Mid-Cap Growth Fund may be affected by the following risks, among others:

• non-diversified – the fund is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued.” Investment in medium capitalization companies may be riskier and more volatile than investment in companies with larger market capitalizations. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity,

22

	PF MFS MID-CAP GROWTH FUND

Risks you should be aware of (continued)

higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular, Russia.

Who manages the fund

This fund is managed by a team currently led by:

David E. Sette-Ducati is a senior vice president of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995. Before joining MFS, Mr. Sette-Ducati was an analyst with Lehman Brothers Inc. and an associate with Nicoletti & Company. He has a BA from Williams College and an MBA from Dartmouth College.

Eric B. Fischman, CFA, has been employed in the investment management area of MFS since 2000. Before joining MFS, Mr. Fischman was a research analyst for State Street Research. He has a BA from Cornell University, an MBA from Columbia University and a JD from Boston University.

The PF MFS Mid-Cap Growth Fund is managed by a team of fund managers at MFS Investment Management (MFS). You’ll find more about MFS on page 53.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the MFS Mid-Cap Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF MFS Mid-Cap Growth Fund. As of 12/31/01 the composite consisted of 44 advisory accounts, including 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF MFS Mid-Cap Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF MFS Mid-Cap Growth Fund.

This chart does not show you the performance of the PF MFS Mid-Cap Growth Fund — it shows the performance of similar accounts managed by MFS.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	MFS Mid-Cap Growth Composite (%)[1]	Russell Midcap Growth Index (%)[2]

	2001	(21.39)	(20.15)
	2000	8.87	(11.75)
	1999	74.90	51.29
	1998	20.20	17.86
	1997	24.78	22.54
	1996	10.90	17.48
	1995	41.57	33.98
	1994[3]	(3.18)	(1.39)

	1 year	(21.39)	(20.15)
	3 years	14.39	2.16
	5 years	17.55	9.02
	Since Inception3	18.45	12.77

1  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF MFS Mid-Cap Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite other than mutual funds, were not subject to the investment limitations, diversification requirements, and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for the accounts other than the mutual fund, does not include custody fees or other expenses normally paid by mutual funds and which the PF MFS Mid-Cap Growth Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, three and five year and since inception periods ending 12/31/01 would have been (21.54)%, 14.22% and 16.88% and 17.98%, respectively.

2  The Russell Midcap Growth Index shows the performance of 800 securities with a greater-than-average growth orientation. Results include reinvested dividends.

3  The inception date of the composite was October 1, 1994. Total returns and expenses are not annualized for the first year of operations.

23

ABOUT THE FUNDS	PF MFS GLOBAL GROWTH FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

The fund’s principal investment strategy is to invest, under normal market conditions, at least 65% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of companies in three distinct market sectors:

• U.S. emerging growth companies that the manager believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

• Foreign growth companies that the manager believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The manager generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded.

• Emerging market securities are securities of issuers whose principal activities are located in emerging market countries.

Under normal market conditions, the fund invests in at least three different countries, one of which may be the U.S.

Foreign growth companies are companies located in more developed securities markets (such as Australia, Canada, Japan, New Zealand and Western European countries).

Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa.

Risks you should be aware of

The PF MFS Global Growth Fund may be affected by the following risks, among others:

• non-diversified – the fund is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

• price volatility – the fund principally invests in equity securities, which may go up or down in value sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are “undervalued.” Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

24

	PF MFS GLOBAL GROWTH FUND

Risks you should be aware of (continued)

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

Who manages the fund

John E. Lathrop, CFA, is a senior vice president at MFS. Mr. Lathrop has been employed in the investment management area of MFS since 1994. Before joining MFS, Mr. Lathrop was an equity research analyst and account controller at the Putnam Companies. He has a BA from Northwestern University and an MBA from Cornell University.

David A. Antonelli is a senior vice president and director of international equity research at MFS. Mr. Antonelli has been employed in the investment management area of MFS since 1991. He has a BS from Pennsylvania State University and an MBA from the Wharton School at the University of Pennsylvania.

The PF MFS Global Growth Fund is managed by a team of analysts, led by the managers at MFS Investment Management (MFS). You’ll find more about MFS on page 53.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

This chart shows the historical performance of the MFS Global Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF MFS Global Growth Fund. As of 12/31/01 the composite consisted of 8 advisory accounts including 5 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF MFS Global Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the PF MFS Global Growth Fund.

This chart does not show you the performance of the PF MFS Global Growth Fund — it shows the performance of similar accounts managed by MFS.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	MFS Global Growth Composite (%)[1]	MSCI All Country World Free Index (%)[2]

	2001	(18.97)	(15.91)
	2000	(12.42)	(13.94)
	1999	64.87	26.82
	1998	11.82	21.97
	1997	15.40	15.00
	1996	14.19	13.20
	1995	17.07	19.46
	1994[3]	3.55	5.03

	1 year	(18.97)	(15.91)
	3 years	5.38	(2.82)
	5 years	8.59	5.18
	Since Inception[3]	9.65	7.83

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF MFS Global Growth Fund will pay. The PF MFS Global Growth Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, three and five year and since inception periods ending 12/31/01 would have been (19.42)%, 4.78% and 7.93% and 8.29%, respectively.

[2]  The MSCI All Country World Free Index shows the performance of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends.

[3]  The inception date of the composite was January 1, 1994.

25

ABOUT THE FUNDS	PF PIMCO MANAGED BOND FUND

The investment goal	This fund seeks to maximize total return consistent with prudent investment management.

What the fund invests in

This fund’s principal investment strategy is to invest at least 65% (80% by July 31, 2002) of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally:

• U.S. treasury bonds and notes, or derivatives on them or related indices

• mortgage-related securities, including stripped mortgage-related securities

• corporate bonds and notes

• commercial paper and other money market instruments

• fixed income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries.

The manager may also invest in high-yield (“junk”) bonds.

When selecting securities, the manager:

• decides what duration to maintain. Duration management is a fundamental part of the management strategy for this fund. The fund usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the fund should have short, intermediate and long duration issues.

• decides how to allocate how much should be invested in U.S. government securities, foreign bonds, U.S. corporate bonds and U.S. mortgage related securities.

• uses an analytical system developed by the manager to help select government and other securities that meet yield, duration, maturity and other criteria.

• chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It is often used to measure potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

This fund may invest up to:

• 10% of its assets in lower-rated,
high-yield (“junk”) bonds

• 20% of its assets in foreign investments denominated in foreign currencies

Risks you should be aware of

Since the PF PIMCO Managed Bond Fund principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest rates – the value of the fund’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this fund, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may invest in high-yield (junk) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in

The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar value of a foreign bond will fall. As the value of the U.S. dollar falls, the U.S. dollar price of a foreign bond will rise.

26

	PF PIMCO MANAGED BOND FUND

Risks you should be aware of (continued)

currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• derivatives and forward commitments – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the fund’s volatility. Derivatives and forward commitments are particularly sensitive to counterparty risk.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the fund will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

Who manages the fund

This fund is managed by a team led by William H. Gross.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investment. Mr. Gross has an MBA from UCLA Graduate School of Business.

You’ll find more about PIMCO on page 53.

The PF PIMCO Managed Bond Fund is managed by Pacific Investment Management Company LLC (PIMCO).

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on
October 1, 2001.

This chart shows the historical performance of a composite of PIMCO Total Return Full Authority Accounts. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF PIMCO Managed Bond Fund. This composite was created specifically for this presentation. As of 12/31/01 this composite consisted of 233 advisory accounts, including 20 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF PIMCO Managed Bond Fund has performed or will perform. Total returns represent past performance of the composite and not the PF PIMCO Managed Bond Fund.

This chart does not show you the performance of the PF PIMCO Managed Bond Fund — it shows the performance of similar accounts managed by PIMCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	PIMCO Total Return Full Authority Accounts (%)[1]	Lehman Brothers Government Credit Index (%)[2]

	2001	9.26	8.51
	2000	11.93	11.84
	1999	(0.56)	(2.15)
	1998	9.67	9.47
	1997	10.37	9.76
	1996	5.31	2.90
	1995	20.41	19.24
	1994	(3.62)	(3.51)
	1993	12.80	11.03
	1992	9.33	7.58

	1 year	9.26	8.51
	5 years	8.04	7.36
	10 years	8.29	7.27

[1]  This column shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF PIMCO Managed Bond Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds and which the PF PIMCO Managed Bond Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, five and ten year periods ending 12/31/01 would have been 7.38%, 7.70%, and 8.14%, respectively.

2  This column shows performance of the Lehman Brothers Government/Credit Index. The Government Index includes U.S. Treasury and agency obligations. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Results include reinvested dividends.

27

ABOUT THE FUNDS	PF PACIFIC LIFE MONEY MARKET FUND

The investment goal	This fund seeks current income consistent with preservation of capital.

What the fund invests in

This fund’s principal investment strategy is to invest in money market instruments that the manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The fund may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The fund’s dollar-weighted average term to maturity will not exceed 90 days.

The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates.

The fund is managed to maintain a stable net asset value (NAV) of $1.00 per share. However, the share price could fluctuate.

The PF Pacific Life Money Market Fund invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.

Risks you should be aware of

The PF Pacific Life Money Market Fund generally has the least investment risk of the Pacific Funds because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the fund may, however, be affected by the following risks:

• changes in interest rates – the value of the fund’s investments may fall when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed-income securities with longer terms to maturity.

• credit – the fund could lose money if the issuer of a money market instrument is unable to meet its financial obligations or goes bankrupt.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund is managed to maintain an NAV of $1 per share, it’s possible to lose money by investing in the fund.

28

	PF PACIFIC LIFE MONEY MARKET FUND

Who manages the fund

Dale W. Patrick is a portfolio manager and senior investment manager at Pacific Life. He joined the company in 1985. He manages another money market fund and is responsible for trading/managing public bond portfolios, managing short-term fixed income securities, and jointly managing a total return fund. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.

Brendan L. Collins, CFA, is a portfolio manager and senior investment manager at Pacific Life. He joined the company in 1996 and since 1998 has been with Pacific Life’s portfolio management group. He is also responsible for trading public bonds, managing short-term investments, and managing Pacific Life’s derivatives book, along with managing Pacific Financial Product’s credit derivative investments. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

The PF Pacific Life Money Market Fund is managed by Pacific Life Insurance Company (Pacific Life). You’ll find more about Pacific Life on page 51.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

The chart to the right shows the historical performance of the Pacific Select Fund Money Market Portfolio. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the PF Pacific Life Money Market Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Pacific Life Money Market Fund has performed or will perform. Total returns represent past performance of the Pacific Select Fund Money Market Portfolio and not the PF Pacific Life Money Market Fund.

This chart does not show you the performance of the PF Pacific Life Money Market Fund — it shows the performance of a similar account managed by Pacific Life.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	Pacific Select Fund Money Market Portfolio (%)[1]	Merrill Lynch 3-Month U.S. T-Bill Index (%)[2]

	2001	3.86	4.42
	2000	6.18	6.18
	1999	4.94	4.85
	1998	5.29	5.23
	1997	5.28	5.33
	1996	5.07	5.31
	1995	5.54	6.03
	1994	3.76	4.19
	1993	2.58	3.19
	1992	3.22	3.93

	1 year	3.86	4.42
	5 years	5.11	5.20
	10 years	4.57	4.86

[1]  This column shows performance (calculated in accordance with SEC standards) of the Pacific Select Fund Money Market Portfolio after advisory fees, operating expenses, and sales loads if applicable, of the Pacific Select Fund Money Market Portfolio have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF Pacific Life Money Market Fund will pay. The PF Pacific Life Money Market Fund’s fees and expenses are generally expected to be higher than those reflected in the Pacific Select Fund Money Market Portfolio which would reduce performance.

2  The Merrill Lynch 3-Month U.S. T-Bill Index shows the performance of an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

29

ABOUT THE FUNDS	PF PUTNAM EQUITY INCOME FUND

The fund’s investment goal	This fund seeks current income. Capital growth is of secondary importance.

What the fund invests in

This fund’s principal investment strategy is to invest primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market.

This fund may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging market countries. American Depositary Receipts (ADRs) are excluded from this limit.

This fund may invest up to 20% of its net assets in lower-rated high-yield (“junk”) bonds.

To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund will normally invest at least 65% (80% by July 31, 2002) of its assets in common stocks and other equity investments. The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities including high yield (“junk”) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The PF Putnam Equity Income Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular, Russia.

• derivatives and forward contracts – derive their value from the value of an underlying security, a group of securities, or an index. Derivatives and forward contracts could increase a fund’s volatility and reduce returns.

30

	PF PUTNAM EQUITY INCOME FUND

Risks you should be aware of (continued)

• changes in interest rates – the value of the fund’s investments may fall when interest rates rise. This fund may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may be subject to more credit risk than certain other funds, because it may invest in high-yield or “junk” bonds. These bonds are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainity or during economic downturns, and are considered to be mostly speculative in nature.

Who manages the fund

The PF Putnam Large-Cap Value Team has day-to-day responsibility for management of this fund.

Putnam funds are managed by teams in a collaborative environment that promotes an active exchange of information. Teamwork is a cornerstone of Putnam’s investment philosophy and each team member has joint responsibility for management of the fund.

The PF Putnam Equity Income Fund is managed by Putnam Investment Management, LLC (Putnam). You’ll find out more about Putnam on page 53.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on December 31, 2001.

This chart shows the historical performance of Class A shares of a Putnam-managed mutual fund that has investment objectives, policies and strategies that are substantially similar to those of the PF Putnam Equity Income Fund.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Putnam Equity Income Fund has performed or will perform. Total returns represent past performance of Class A shares of the comparable mutual fund and not the Putnam PF Equity Income Fund.

This chart does not show you the performance of the PF Putnam Equity Income Fund — it shows the performance of a similar account managed by Putnam.

Total returns for the periods ending December 31, 2001

	Period	Putnam-managed Mutual Fund, Class A (%)[1]	Russell 1000 Value Index (%)[2]

	2001	(7.23)	(5.59)
	2000	6.65	7.01
	1999	(4.73)	7.35
	1998	6.19	15.63
	1997	19.19	35.18
	1996	14.32	21.64
	1995	26.89	38.36
	1994	(4.53)	(1.98)
	1993	9.90	18.07
	1992	1.25	13.58

	1 year	(7.23)	(5.59)
	5 years	8.62	11.13
	10 years	11.81	14.16

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable Putnam managed fund, after Class A advisory fees, operating expenses, and sales loads, if applicable, have been deducted, including custody fees and other expenses normally paid by mutual funds and which the PF Putnam Equity Income Fund will pay. The PF Putnam Equity Income Fund’s fees and expenses are generally expected to be higher than those reflected in the comparable fund which would reduce performance.

[2]  The Russell 1000 Value Index shows the performance of companies with a less-than-average growth orientation. Companies in this Index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

31

ABOUT THE FUNDS	PF PUTNAM RESEARCH FUND

The investment goal	This fund seeks long-term growth of capital.

What the fund invests in

This fund’s principal investment strategy is to invest in common stocks of large U.S. companies which the manager believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

The fund’s name reflects the team approach used to manage its assets. Fund assets are allocated to analysts covering various industry sectors, and each analyst makes independent investment recommendations within the fund’s guidelines and objectives. The analysts’ recommendations as to which securities to purchase and sell are run through an optimization model designed to reduce risk by controlling sector and factor exposures. So, sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

This fund may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging countries. American Depositary Receipts (ADRs) are excluded from this limit.

The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the fund’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The PF Putnam Research Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls.

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	PF PUTNAM RESEARCH FUND

Risks you should be aware of (continued)

Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular, Russia.

• derivatives and forward contracts – derive their value from the value of an underlying security, a group of securities, or an index. Derivatives and forward contracts could increase a fund’s volatility and reduce returns.

• changes in interest rates – the value of the fund’s investments may fall when interest rates rise. This fund may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

Who manages the fund

The Putnam Global Equity Research Team has day-to-day responsibility for the management of this fund.

Putnam funds are managed by teams in a collaborative environment that promotes an active exchange of information. Teamwork is a cornerstone of Putnam’s investment philosophy and each team member has joint responsibility for management of the fund.

The PF Putnam Research Fund is managed by Putnam Investment Management, LLC (Putnam). You’ll find out more about Putnam on page 53.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on
December 31, 2001.

This chart shows the historical performance of the Putnam Research Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Putnam Research Fund. As of 12/31/01 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Putnam Research Fund has performed or will perform. Total returns represent past performance of the composite and not the Putnam PF Research Fund.

	This chart does not show you the performance of the PF Putnam Research Fund — it shows the performance of similar accounts managed by Putnam. Total returns for the periods ending December 31, 2001
	Period	Putnam Research Composite (%)[1]	S&P 500 Index (%)[2]

	2001	(18.89)	(11.88)
	2000	(2.88)	(9.11)
	1999	26.57	21.04
	1998	28.39	28.58
	1997	31.83	33.36
	1996	22.26	22.96
	1995[3]	6.53	6.40

	1 year	(18.89)	(11.88)
	3 years	0.44	(1.03)
	5 years	11.75	10.70
	Since Inception[3]	14.38	13.42

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Putnam Research Fund’s fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, three and five year and since inception periods ending 12/31/01 would have been (23.55)%, (1.53)%, 10.43% and 13.29%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

3  The inception date of the composite was 10/31/95. Total returns and expenses are not annualized for the first year of operations.

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ABOUT THE FUNDS	PF SALOMON BROTHERS LARGE-CAP VALUE FUND

The investment goal	This fund seeks long-term growth of capital. Current income is of secondary importance.

What the fund invests in

This fund’s principal investment strategy is to invest at least 65% (80% by July 31, 2002) of its assets in common and preferred stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion that are included in the Standard & Poor’s 500 Composite Stock Price Index. It may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities.

The management team looks for companies that are undervalued or expected to grow. It focuses on companies that meet one or more of the following criteria:

• companies that are believed to be fundamentally strong, but that aren’t fully recognized by other investors

• companies that are experiencing or that are expected to experience internal changes, like changes in corporate structure or capitalization

• companies that are developing new products, expanding into new markets, or taking advantage of changes in technology or of other changes in the industry or regulatory environment.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates.

The fund may also invest in fixed income securities for current income.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company.

This fund may invest up to 20% of its assets in foreign securities.

Risks you should be aware of

The PF Salomon Brothers Large-Cap Value Fund may be affected by the following risks, among others:

• price volatility – the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The fund invests in large companies, which tend to have more stable prices than smaller companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

• derivatives – such as options and future contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a fund’s volatility and reduce returns.

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	PF SALOMON BROTHERS LARGE-CAP VALUE FUND

Who manages the fund

John B. Cunningham is a Managing Director of SaBAM, and is responsible for directing investment policy and strategy. He is a manager of a similar fund managed by SaBAM and an equity analyst responsible for covering the beverage and tobacco industries. Before joining SaBAM in 1995, he worked as an investment banker and financial analyst for Salomon Brothers Energy Group. He has a BA from the University of Virginia and an MBA from Dartmouth College.

Mr. Cunningham is supported by a team of 19 U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all stages of SaBAM’s equity investment process.

The PF Salomon Brothers Large-Cap Value Fund is managed by a team of managers at Salomon Brothers Asset Management Inc (SaBAM). You’ll find more about SaBAM on page 53.

PERFORMANCE OF COMPARABLE ACCOUNTS

This fund has no historical performance to report because it started on October 1, 2001.

The chart shows the past performance of the Salomon Brothers Strategic Large-Cap Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the PF Salomon Brothers Large-Cap Value Fund. As of 12/31/01 the composite consisted of six advisory accounts, including 4 mutual funds.

The performance shows the historical track record of the fund manager and is not intended to imply how the PF Salomon Brothers Large-Cap Value Fund has performed or will perform. Total returns represent past performance of the composite and not the PF Salomon Brothers Large-Cap Value Fund.

This chart does not show you the performance of the PF Salomon Brothers Large-Cap Value Fund — it shows the performance of similar accounts managed by SaBAM.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	Salomon Brothers Strategic Large-Cap Composite (%)[1]	S&P 500 Index (%)[2]

	2001	(4.00)	(11.88)
	2000	15.28	(9.11)
	1999	11.62	21.04
	1998	15.47	28.58
	1997	26.47	33.36
	1996	30.55	22.96
	1995	35.48	37.58
	1994	(1.26)	1.32
	1993	15.17	10.08
	1992	7.44	7.62

	1 year	(4.00)	(11.88)
	5 years	12.52	10.70
	10 years	14.57	12.93

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF Salomon Large-Cap Value Fund’s fees and expenses are generally expected to be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements, and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed could have adversely affected the performance. The composite reflects investment advisory fees and transactions costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds and which the PF Salomon Large-Cap Value Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one, five and ten year periods ending 12/31/01 would have been (4.55)%, 11.00% and 13.80%, respectively.

2  The Standard & Poor’s 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

35

ABOUT THE FUNDS

About the composites

Since Pacific Funds is new, the funds have no prior performance to show you. Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage a fund, has performed in the past. It does not show you how the funds have performed or will perform.

When showing comparable performance using a composite of accounts, the manager generally includes all accounts with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account’s performance from the composite, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager’s performance, or that do not meet other established criteria to be included in a published composite.

Each composite’s results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, composite performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of and sales loads charged by the mutual funds and their expenses reflected in each composite, other than those funds sponsored by the respective fund managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within control of and have not been independently verified by the fund manager or Pacific Life.

INFORMATION FOR INVESTORS

How to invest in Pacific Funds

You may invest with Pacific Funds through your registered representative. He or she can help you buy, sell, and exchange shares and maintain your account. Registered representatives may charge for their services.

Pacific Funds are available as an investment option in retirement plans, including IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, 403(b)(7)s and other qualified retirement plans, 529 plans and Coverdell Education Savings Accounts. Shareholders may be charged $25 to transfer a Pacific Funds IRA to another provider and $2.50 for any distribution. You should contact Pacific Funds customer service at 1-800-722-2333 for more information about the applicable plan documents, which contain important information and applications.

529 Plan Accounts have special rules. See 529 Plans below for important information and account limitations and restrictions, which supplements or supersedes other information provided elsewhere in this prospectus.

529 Plans

This section pertains to anyone purchasing shares for a Pacific Funds 529 College Savings Plan account and supplements or supercedes other information in this prospectus. Each such account is subject to the terms and conditions of the Pacific Funds 529 Plan account owner’s Trust Agreement and the Plan Description. You should contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about the applicable 529 Plan documents.

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Minimum Investment

You must make a minimum investment of $500 for each fund you choose. However, the minimum initial investment does not need to be met before beginning a pre-authorized investment plan.

Payroll deduction is available with a minimum contribution of $50 per pay period. Your payroll department must complete an Employer Profile before payroll deductions can begin.

Maximum Contribution

Contributions may be made to an account for a designated beneficiary, unless the contribution would cause the balance of the account together with all other Montana 529 accounts for that designated beneficiary to exceed the current maximum value of $177,000. This limit may increase as college expenses increase. This amount includes contributions and investment growth. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences.

Tax Considerations

You may only make one investment change per calendar year for each 529 plan account. This includes:

• Exchanges between the Pacific Funds

• Changing allocations among funds

• Changing Portfolio Optimization model portfolios

More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available. Other limitations also may apply. See the Pacific Funds 529 College Savings Plan Description for further information. You should also consult with your tax adviser regarding possible tax consequences.

Distributions/Withdrawals

You may sell shares to make a qualified distribution or take a non-qualified withdrawal (see the Plan Description for tax consequences) by contacting Pacific Funds in writing using the Distribution Request form. A separate Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

Redemption proceeds will be paid in accordance with the Plan Description. See the Pacific Funds 529 College Savings Plan Description for further details.

Medallion signature guarantees will not be required for distributions sent to the beneficiary’s address of record or to the eligible educational institution designated by the account owner.

Fees and Waivers

A $25.00 annual maintenance fee will be charged to each Pacific Funds 529 College Savings Plan account on the last Friday of April. However, this fee will be waived for accounts:

• with balances greater than $25,000.

• with a current pre-authorized investment plan.

• with payroll deduction.

• whose shares were purchased at NAV.

37

INFORMATION FOR INVESTORS

The CDSC will be waived for:

• redemptions due to the receipt of scholarship by the designated beneficiary, up to the amount of the scholarship.

• transfers to the Montana CollegeSure CD.

• redemptions for the purpose of complying with the maximum account balance limitation across all Montana 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

Class A shares may be purchased without a front-end sales charge under the Pacific Funds 529 College Savings Plan by:

• Montana residents purchasing shares directly from Pacific Funds under the Montana Family Education Savings Plan.

• Individuals purchasing shares under a qualified tuition program with the proceeds from a transfer or rollover from another qualified tuition program within the last 60 days on which an initial or contingent deferred sales charge was paid.

Dividends	All dividends and capital gains distributions are automatically reinvested. Automatic dividend diversification is not available.

Direct Purchases by Montana Residents

To open a 529 Plan account and purchase shares directly from Pacific Funds, direct all inquiries to (800) 888-2723 and complete an Account Application and mail your application and check payable to Pacific Funds to:

Montana Family Education Savings Plan

Attn: Pacific Funds

P.O. Box 1732

Helena, MT 59624

Buying shares

To open an account with Pacific Funds, you must make a minimum initial investment of $1,000 for each fund you choose. You can add to your account by investing a minimum of $50 for each fund you choose.

Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and Pacific Select Distributors, Inc., Pacific Funds’ distributor, reserve the right to reject any request to buy shares.

Initial investments
By mail

Complete the Account Application, making sure to include your registered representative’s name. Pacific Funds may return applications that do not have a registered representative listed.

Mail the application with your check payable to Pacific Funds and send it to: Pacific Funds, PO Box 9768, Providence RI 02940-9768.

We will not accept cash, travelers checks, third party checks, starter checks, credit card checks, money orders and checks or wires drawn on non-U.S. banks (even if payment may be effected through a U.S. bank). If your check does not clear, your purchase will be cancelled and you will be liable for any losses and fees incurred by Pacific Funds or its transfer agent.

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By wire

Call Pacific Funds customer service at 1-800-722-2333 to obtain an account number and provide the name of your registered representative. Before wiring funds you must complete the Account Application and send it to: Pacific Funds, PO Box 9768, Providence, RI 02940-9768.

Instruct your bank to wire money to Pacific Funds in care of:

Boston Safe Deposit & Trust Company

ABA #: 011001234

Account #: 043478

FBO: Pacific Funds

Fund Name and Share Class

Shareholder Name and Account Number

Additional investments By mail

Complete the Add to Your Investment form included on the bottom of your quarterly account statement, or submit a letter of instruction indicating your desired investment allocation, and send with your check payable to Pacific Funds to the address on the account statement, or to Pacific Funds, PO Box 9768, Providence, RI 02940-9768. Remember to write your account number on the check. For check requirements, see Initial investments.

By wire	To further credit your Pacific Funds account, instruct your bank to wire funds following the procedures described under Initial investments.
Pre-authorized investment plan

You may make regular monthly investments through a pre-authorized withdrawal from your bank or other financial institution ($50 minimum per fund, if the initial investment of $1,000 is met). The pre-authorized investment plan may take a period of up to 14 calendar days to establish the financial institution’s instructions and become active. Sales charges will apply.

Electronic funds transfer

You can initiate a purchase between your bank account and Pacific Funds using Electronic Funds Transfer (EFT). You must check the appropriate box on the Account Application and attach a voided check. Electronic funds transfer may take a period of up to 14 calendar days to establish the financial institution’s instructions and become active. To initiate an EFT, call Pacific Funds customer service and provide them with the fund name and share class, your account number, the name(s) in which the account is registered and the amount of the investment. Sales charges and initial purchase minimums apply.

Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about any of the above features.

Portfolio Optimization Information in this section and the Portfolio Optimization service is provided by Pacific Life.

Portfolio Optimization is an asset allocation service offered by Pacific Life (free of charge) for use within Pacific Funds. Asset allocation is the distribution of investments among funds and involves decisions about which asset classes should be selected and how much of the total account value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

39

INFORMATION FOR INVESTORS

Pacific Life and Ibbotson Associates, a firm that focuses on designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Funds. The funds are selected by evaluating the asset classes represented by the underlying securities holdings of the funds and combining funds to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as “mean-variance optimization.” This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a Portfolio Optimization model, your initial investment (in the case of a new application) or account value, as applicable, will be allocated to the funds according to the model you select. Subsequent investments will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your account value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. Rebalancing is not available for 529 plan accounts. If you also allocate part of your investment or account value outside the model, rebalancing is only permitted within the model. Each model may change and funds may be added to or deleted from a model as a result of the annual analysis. Your account value will be automatically adjusted among funds to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone instructions, provided a valid telephone authorization is on file. Rebalancing your account will involve processing exchanges between funds which may be taxable transactions unless your account is tax-deferred or tax-exempt, such as an Individual Retirement Account (IRA). See 529 Plans for important limitations on changing models, allocation instructions and other investment changes.

If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the funds within your model. To enroll in Portfolio Optimization, you must submit, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment. Your financial adviser or investment professional can assist you in completing the proper forms. Pacific Life has reserved the right to terminate or change the Portfolio Optimization service at any time.

Information concerning the asset class allocations for each model is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the funds in each of the five model portfolios are described on the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations of funds within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

The asset class breakdowns shown are approximate target percentage allocations as of the date of the model update. Actual allocations may vary.

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Investor Profile

Model A	Model B	Model C	Model D	Model E

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Horizon			Longer Investment Horizon

Investor Objective

Primarily preservation of capital	Moderate Growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk			Higher Risk

Asset Class Breakdown

Cash	30%	Cash	19%	Cash	7%	Cash	0%	Cash	0%

Bonds	50%	Bonds	39%	Bonds	34%	Bonds	22%	Bonds	5%

Domestic Stocks	15%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	70%

International Stocks	5%	International Stocks	10%	International Stocks	15%	International Stocks	20%	International Stocks	25%

Less Volatile					More Volatile

The percentage allocations set forth above apply at the time of initial allocation or rebalancing, and may vary. Although the models are designed to optimize returns given the various levels of risk, a model portfolio may lose money and may experience volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in a fund or funds representing a single asset class than in a model. Share values will fluctuate, and when redeemed, may be worth more or less than the original cost.

41

INFORMATION FOR INVESTORS

Selling shares

You may sell shares by contacting your registered representative or by contacting Pacific Funds by mail or by telephone. Registered representatives may charge for their services in connection with your redemption request. Depending on the class of shares you own, there may be a CDSC.

Pacific Funds reserves the right to liquidate sufficient shares to recover transfer agent fees (including any annual account fees, wire fees, overnight delivery fees, etc.) upon 30 days written notice or to close your account and sell your shares should you fail to maintain your account value at a minimum of $500 for any reason, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

Issuing instructions to sell shares
By mail

Send a written, signed request specifying the fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell to: Pacific Funds, PO Box 9768, Providence, RI 02940-9768. Signatures of all shareholders are required and must match the account registration. Redemptions in excess of specific dollar amounts may require a medallion signature guarantee (see Medallion signature guarantees).

By telephone

You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account Application.

Corporate investors

Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. Contact Pacific Funds customer service at 1-800-722-2333 to get information on a suggested form of such certification.

Receiving proceeds from sales
By mail

Proceeds can be mailed to your address of record with Pacific Funds. Proceeds can also be mailed to a third party recipient provided a letter of instruction, signed by all authorized shareholders, and a medallion signature guarantee is received at the time of the request. (See Medallion signature guarantees if your address has changed within the past 30 days or if there is a third party recipient.)

By wire

Proceeds can be wired to your pre-designated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. Shareholders may be charged a wire fee.

Pacific Funds will not wire proceeds or account assets to a non-U.S. bank or financial institution. Pacific Funds will not assume responsibility for additional charges that the receiving institution may impose on incoming wires.

Systematic withdrawal plan

You may make automatic monthly, quarterly, semi-annual or annual withdrawals from your account if:

• Your account has a current value of at least $5,000 and

• You withdraw a fixed dollar amount (minimum $50), a fixed number of shares (five shares or ore) or a fixed percentage of the value of your account.

Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.

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Electronic funds transfer

You can initiate a redemption for as little as $50 or as much as $50,000 between your Pacific Funds account and your bank account. You must check the appropriate box on the Account Application and attach a voided check. Sales charges apply.

Checkwriting privileges

Checkwriting privileges are available for the PF Pacific Life Money Market Fund—Class A shares of non-retirement accounts only. Checks must be written for at least $250 and you must maintain an account minimum of $500.

Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information.

Additional information

Telephone instructions

Procedures are in place to ensure that telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of a telephone transaction. Pacific Funds and its transfer agent will not be responsible for the authenticity of phone instructions or any losses resulting from unauthorized shareholder transactions if they reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record with Pacific Funds. (See Medallion signature guarantees if your address has been changed within the past 30 days.)

Execution of your request

Purchase and sale requests are executed at the next net asset value (NAV) determined after the order is received in proper form by the transfer agent either by mail or wire. If you purchase by wire, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. When purchasing by wire, you must submit an Account Application form. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each new unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Pacific Funds will not be issued. (See Sales charges and fees by share class for information on applicable sales charges and fees.)

Medallion signature guarantees

To protect shareholders, Pacific Funds and the transfer agent from fraud, medallion signature guarantees are required to enable Pacific Funds to verify the identity of the person who has authorized a sale of shares from an account.

A medallion signature guarantee is required for the following:

• Any redemption request for $50,000 or more.

• If your address of record has changed within the past 30 days.

• You are requesting payment other than by a check mailed to the address of record and/or payable to the registered owner(s).

• Share transfer requests.

• Under other circumstances that the transfer agent determines are appropriate to protect Pacific Funds from fraud.

You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in one of three medallion programs recognized by the Securities Transfer Association: Securities Transfer Agents Medallion Program (STAMP); Stock Exchanges Medallion Program (SEMP); and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted.

43

INFORMATION FOR INVESTORS

Sale of shares – payments

• Under normal conditions, Pacific Funds will pay redemption proceeds within three business days. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the Securities and Exchange Commission.

• When you sell shares for which we have not received the purchase money, Pacific Funds will execute your request at the next determined NAV per share, but will not release the proceeds until your purchase payment clears. This may take up to 15 days from the purchase date. To reduce such delay, you should make purchases by bank wire or federal funds.

• Pacific Funds normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, Pacific Funds may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will likely incur brokerage costs in converting such securities to cash, and will bear market risk while holding such securities.

Exchanging shares

You may exchange shares of one fund for shares of the same class of any other fund as long as both funds maintain minimum balance requirements and have identical registered owners. The target fund cannot be the same as the source fund, either individually or as part of a Portfolio Optimization model. Exchanges of shares are considered sales and may result in a gain or loss for federal and state income tax purposes.

There are currently no additional sales charges or fees for exchanges except for Class A and Class C shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge upon exchange into another fund within the same share class.

Shares subject to a CDSC will continue to age from the date that you bought the original shares.

You can make exchanges by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account Application. (See Market timing and exchange limitations for limits on the number of exchanges you can make each year).

Dollar cost averaging

Dollar cost averaging may be used to buy shares in a series of regular purchases instead of in a single purchase. This allows you to average the share NAV over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semi-annual or annual basis, from any fund with a value of at least $1,000 to one or more other funds. Each fund must maintain the fund minimum and each transfer must be for at least $50.

Market timing and exchange limitations

Pacific Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market because such trading can disrupt management of the funds, generate expenses and adversely affect performance. Accordingly, in order to protect the fund, we impose the following limits on exchanges on all funds except the PF Pacific Life Money Market Fund and the PF PIMCO Managed Bond Fund:

• Exchanges are limited to 12 exchanges out of each fund per calendar year.

Organizations and individuals that use market-timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds reserves the right to restrict or reject, in the sole discretion of Pacific Life and without prior notice, exchange instructions or preauthorized exchange forms from a market-timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders. This could happen, for example, if large sale orders for multiple accounts would have a negative impact on remaining shareholders.

44

Restrictions

Pacific Funds reserves the right to:

• Impose a transactional fee for exchanges in the future which would be charged against the amount you are exchanging.

• Limit the size, number and frequency of exchanges.

• Restrict, suspend, or reject any exchange request that could be harmful to a fund or to other shareholders.

• Cancel the exchange privilege.

Dividends and distributions

Pacific Funds intends to distribute substantially all of its net income and capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are distributed according to the following schedule:

PF Pacific Life Money Market Fund:

• Dividends declared daily and paid monthly (dividends are not paid until the day after issue)

PF PIMCO Managed Bond Fund:

• Dividends declared and paid monthly

All other funds:

• Dividends declared and paid annually

Automatic dividend reinvestment			You can automatically reinvest dividends and capital gains distributions in additional shares of the fund. No sales charge or CDSC will apply to the purchased shares.
Automatic dividend diversification

You may automatically reinvest dividends and capital gains distributions from one fund to the same class of shares of another fund, if you meet that fund’s minimum balance requirement. No sales charge or CDSC will apply to the purchased shares.

Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for the appropriate forms to establish these features.

How share prices are calculated

Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund’s assets is based on the total market value of all of the securities it holds.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within Pacific Funds are effected at NAV, except for money initially invested in the PF Pacific Life Money Market Fund, Class A or Class C shares. Generally, for any transaction, we’ll use the next NAV calculated after we receive a request to buy, sell or exchange shares.

An example of how we calculate NAV per share

Each fund’s NAV per share is calculated once a day, every day that the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the funds use pricing data received shortly after the NYSE close usually at or about 4 p.m. Eastern time. If the NYSE closes early, each fund will consider a security’s closing price to be its price at 4 p.m. Eastern time.

In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the

	$80 million	fund’s assets
–	$3 million	fund’s liabilities

$77 million
÷	7 million	outstanding shares

=	$11	net asset value per share

45

INFORMATION FOR INVESTORS

NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Information that becomes known to Pacific Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, Pacific Funds may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay in calculating NAV may happen in any of the following situations:

• The NYSE closes on a day other than a regular holiday or weekend.

• Trading on the NYSE is restricted.

• An emergency exists, resulting in an inability to sell or value securities.

• The SEC permits a delay for the protection of shareholders.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in a fund’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Funds customer service or see the SAI.

Distribution and shareholder service fees

To pay for the cost of promoting Pacific Funds and servicing your shareholder account, each class of Pacific Funds has adopted a Distribution and Servicing (Rule 12b-1) Plan, under which fees are paid out of the assets of each class. These fees are noted in the next section.

Sales charges and fees by share class

Pacific Funds offers investors Class A, Class B, and Class C shares of each fund. Each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that is best suited for you depends upon factors such as the amount and intended length of your investment.

The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Class A shares have:

• A front-end sales charge, as described on the next page.

• Sales charges reduced for purchases of $50,000 or more as described in Class A shares (below).

• Annual 12b-1 fees of 0.50%.

Class B shares have:

• No front-end sales charge; all your money goes to work for you right away.

• Annual 12b-1 fees of 1%.

• A contingent deferred sales charge (CDSC) on shares redeemed within a certain period of time as described in Class B shares (below).

• Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

46

Class C shares have:

• Front-end sales charge of 1%.

• Annual 12b-1 fees of 1%.

• A 1% CDSC on shares redeemed within one year of purchase.

• No conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing among classes, you should carefully consider the ongoing annual expenses along with the front-end sales charge or CDSC. Over time, distribution fees paid out of a fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges. The relative impact of the front-end sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value (NAV) than Class A shares. Requests to buy Class B shares that exceed $500,000 will be accepted and processed as requests to buy Class A shares or declined. Requests to buy Class C shares that exceed $1 million will be accepted and processed as requests to buy Class A shares or declined. You should consult with your registered representative to determine which class of shares is right for you.

Class A shares	Each purchase of Class A shares of Pacific Funds is subject to the following front-end sales charge:
	Your Investment	As a % of the offering price	As a % of the NAV per share

	Less than $50,000 $50,000–$99,999 $100,000–$249,999 $250,000–$499,999 $500,000–$999,999 $1,000,000 and over	5.50% 4.75% 3.75% 3.00% 2.10% 0.00%	5.82% 4.99% 3.90% 3.09% 2.15% 0.00%

Class A shares of the PF Pacific Life Money Market Fund are sold at their NAV per share without an initial sales charge. The front-end sales charge will apply when shares of the PF Pacific Life Money Market Fund are exchanged into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions.

Investment of $1 Million or More. You will not pay a front-end sales charge if you buy Class A shares in an amount of $1 million or more. However, if you sell these shares within one year of purchase, you will pay a CDSC of 1% on the shares sold. The CDSC is calculated as described in Class B shares (below).

47

INFORMATION FOR INVESTORS

Class B shares

Class B shares are offered at their NAV per share without any front-end sales charge. Each purchase of Class B shares has its own CDSC period and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the purchase price or redemption price. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. To keep your CDSC as low as possible, we will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. The CDSCs are as follows:

	Class B Year after purchase	CDSC on shares being sold

	1st year 2nd year 3rd year 4th year 5th year 6th year 7th year 8th year and after	5.00% 4.00% 4.00% 3.00% 2.00% 2.00% 1.00% 0.00%

Class C shares

Each purchase of Class C shares of Pacific Funds is subject to a 1% front-end sales charge, except for shares of the PF Pacific Life Money Market Fund, which are sold at the NAV per share without an initial sales charge. The front-end sales charge will apply when shares of the PF Pacific Life Money Market Fund are exchanged into Class C shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. The amount of the CDSC is based on the lesser of the purchase price or redemption price. Refer to Class B shares for an explanation of how the CDSC is calculated.

Ways you can avoid or minimize sales charges

There are several ways to reduce the initial sales charge of Class A shares by combining multiple purchases that take advantage of the breakpoints in the sales charge schedule. These include:

• Letter of Intent – Lets you purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases of all account types (e.g., IRA, non-retirement, 529 plan, etc.) and purchases by your immediate family members. Immediate family includes parents, spouse, siblings, children, dependents and in-laws. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments over the 13-month period are insufficient to qualify for the sales charge reduction. If you are invested in a Portfolio Optimization model, the amount held in the escrow account will not rebalance until the Letter of Intent has been fulfilled. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.

• Rights of Accumulation – Lets you total the value of all accounts you or members of your immediate family already own to the amount of your next purchase in order to calculate the sales charge.

• Combination Privilege – Lets you combine all accounts purchased in a single transaction by you and your immediate family for a reduced sales charge.

In order for sales charge reductions to be effective, you must notify the transfer agent of the reduction request when you initially set up the account. Contact your registered representative or Pacific Funds customer service for more information.

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Front-end sales charge and CDSC waivers

Class A shares may be purchased without a front-end sales charge by certain individuals and institutions including:

• Officers, directors, trustees, and employees of Pacific Funds, Pacific Life and their affiliates.

• Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Funds and their affiliates.

• Investment professionals utilizing Pacific Funds in fee-based investment products under a signed agreement with Pacific Funds.

• Employees of certain designated asset management firms, other service providers and their affiliates.

• Immediate family members of all such persons.

• Individuals purchasing shares with the proceeds from shares redeemed from an unaffiliated fund within the last 60 days on which an initial or contingent deferred sales charge was paid.

• Certain qualified plans.

For additional information, contact your registered representative or Pacific Funds customer service.

If you notify the transfer agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

• Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

• Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

• Mandatory distributions from a tax-deferred retirement plan or an individual retirement account (IRA). Waiver of CDSC for required distributions will be as a percentage of assets held in Pacific Funds.

If you think you may be eligible for a CDSC waiver, contact your registered representative or Pacific Funds customer service.

Reinstatement privilege

If you sell shares of a fund and withdraw your money from the Pacific Funds, you may reinvest some or all of the proceeds in the same share class of any Pacific Funds within 60 days without a sales charge. For purposes of the CDSC, reinstated Class B and Class C shares will continue to age from the date that you bought your original shares. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. This privilege can be used only once per calendar year. All accounts must have identical registered owners. If you want to use the Reinstatement Privilege, you must send a written request to the transfer agent when you request to buy shares. The Reinstatement Privilege does not apply with respect to redemption of Class A or Class C shares where no initial sales charge was paid. Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for additional information.

Tax consequences for shareholders

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information regarding the tax aspects of investing in the Pacific Funds.

Each fund will distribute all or substantially all income and gains to its shareholders every year. A shareholder subject to U.S. federal income tax will be taxed on fund distributions whether they are paid in cash or reinvested in additional shares of the funds. These distributions are taxed as either ordinary income or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder

49

INFORMATION FOR INVESTORS

has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower portfolio turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

The following are guidelines for how certain distributions are generally taxed:

Ordinary income rate:

• Fund dividends (distributions of investment income)

• Short-term capital gains (on investments owned by a fund for less than 12 months)

Long-term capital gains rate:

• Long-term capital gains (on investments owned by a fund for more than 12 months)

Shareholders are taxed on distributions that were paid from income or gains earned prior to the shareholder’s investment and thus are included in the share price paid. For example, a shareholder who buys shares on or just before the record date of a fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

If a fund declares a distribution in October, November or December but pays it in January, you may be taxed on the amount of such distribution as if you had received it in the previous year.

Any gain resulting from the sale of fund shares will generally be subject to federal income tax. When you exchange shares of one fund for shares of another fund, the transaction will be treated as a sale of the fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult your tax advisor regarding the possible application of foreign, state and local income tax laws to fund dividends and capital distributions.

50

MANAGING THE PACIFIC FUNDS

How the fund is organized

Pacific Funds is organized as a Delaware business trust. Its business and affairs are managed by its board of trustees.

Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. You’ll find more information about taxation in the SAI. The Pacific Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund is discontinued, any investment allocation to that fund will be allocated to another fund the trustees believe is suitable, as long as any required regulatory approvals are met.

Mailings to shareholders

To help reduce fund expenses and environmental waste, Pacific Funds combines mailings for multiple accounts going to a single household by delivering fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope.

About the managers	This section provides information about the firms that manage the Pacific Funds.

Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, California 92660

Founded in 1868, Pacific Life provides life and health insurance products, individual annuities, mutual funds, and group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. Over the past five years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2001. The Pacific Life family of companies manages more than $357 billion in assets, making it one of the largest financial institutions in America, and currently counts 81 of the 100 largest U.S. companies as clients. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages one fund directly: the PF Pacific Life Money Market Fund. To manage the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the funds are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

Pacific Life, subject to the review of the Pacific Funds’ board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

51

MANAGING THE PACIFIC FUNDS

A I M Capital Management, Inc. 11 Greenway Plaza Houston, Texas 77046

A I M Capital Management, Inc. (AIM) was founded in 1986 and together with its affiliates manages over 150 investment portfolios with approximately $158 billion as of December 31, 2001. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

AIM manages the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund.

INVESCO Funds Group, Inc. 4350 South Monaco Street Denver, Colorado 80237

INVESCO Funds Group, Inc. (INVESCO) was founded in 1932 and as of December 31, 2001, manages over $29 billion for more than 46 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $398 billion in assets worldwide as of December 31, 2001, AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

INVESCO manages the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund.

Janus Capital Management LLC 100 Fillmore Street Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (formerly Janus Capital Corporation) (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $182 billion in assets under management as of December 31, 2001.

The Janus investment team focuses on individual companies, using an investment process supported by the company’s 23 managers and 41 securities analysts.

Janus manages the PF Janus Strategic Value Fund and the PF Janus Growth LT Fund.

Lazard Asset Management, a division of Lazard Frères & Co. LLC 30 Rockefeller Plaza New York, New York 10112

Lazard Asset Management (Lazard), is a division of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company. Lazard Frères provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $66 billion as of December 31, 2001.

Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the PF Lazard International Value Fund.

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MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2001.

MFS manages the PF MFS Mid-Cap Growth Fund and the PF MFS Global Growth Fund.

Pacific Investment Management Company LLC 840 Newport Center Drive, Suite 300 Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has nearly 300 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $241 billion in assets under management as of December 31, 2001.

PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz AG is the indirect majority owner of ADAM LP. Allianz is a European-based, multi-national insurance and financial services holding company. Pacific Life holds an indirect minority interest in ADAM LP.

PIMCO manages the PF PIMCO Managed Bond Fund

Putnam Investment Management, LLC One Post Office Square Boston, Massachusetts 02109

Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2001, Putnam and its affiliates managed $315 billion in assets.

Putnam manages the PF Putnam Equity Income and the PF Putnam Research Funds.

Salomon Brothers Asset Management Inc 388 Greenwich Street New York, New York 10013

Formed in 1989, Salomon Brothers Asset Management Inc (SaBAM) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2001, SaBAM and its affiliates had over $31 billion in assets under management.

As a subsidiary of Citigroup Inc., SaBAM is able to leverage the resources of one of the world’s largest and most innovative financial services companies.

SaBAM manages the PF Salomon Brothers Large-Cap Value Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the funds have performed since inception. Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested.

The information in the financial highlights table for the fiscal year ending March 31, 2002 is included and can be read in conjunction with Pacific Funds’ financial statements, which are in the fund’s annual report dated as of March 31, 2002. These financial statements have been audited by Ernst & Young LLP. Please turn to the back cover to find out how you can obtain a copy of the annual report.

54

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period ended March 31, 2002 was as follows:

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest-ment Loss	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Loss After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

PF AIM Blue Chip (4)

Class A: 2002 (5)	$10.00	($0.05)	$1.06	$1.01	($0.03)	($0.02)	–	($0.05)	$10.96	10.09%	$10,867	1.90%	5.99%	(0.92%)	(5.01%)	12.63%
Class B: 2002 (5)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02	–	(0.04)	10.94	9.79%	43	2.40%	6.49%	(1.42%)	(5.51%)	12.63%
Class C: 2002 (5)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	–	(0.05)	10.93	9.74%	154	2.40%	6.49%	(1.42%)	(5.51%)	12.63%

PF AIM Aggressive Growth (4)

Class A: 2002 (5)	$10.00	($0.09)	$1.81	$1.72	($0.02)	($0.07)	–	($0.09)	$11.63	17.21%	$7,654	1.95%	6.84%	(1.67%)	(6.56%)	44.75%
Class B: 2002 (5)	10.00	(0.12)	1.80	1.68	–	(0.07)	–	(0.07)	11.61	16.84%	12	2.45%	7.34%	(2.17%)	(7.06%)	44.75%
Class C: 2002 (5)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	–	(0.08)	11.61	16.91%	25	2.45%	7.34%	(2.17%)	(7.06%)	44.75%

PF INVESCO Health Sciences (4)

Class A: 2002 (5)	$10.00	($0.07)	($0.02)	($0.09)	–	–	($0.02)	($0.02)	$9.89	(0.92%)	$7,854	2.05%	4.82%	(1.43%)	(4.20%)	22.74%
Class B: 2002 (5)	10.00	(0.10)	(0.02)	(0.12)	–	–	(0.02)	(0.02)	9.86	(1.22%)	37	2.55%	5.32%	(1.93%)	(4.70%)	22.74%
Class C: 2002 (5)	10.00	(0.10)	(0.02)	(0.12)	–	–	(0.02)	(0.02)	9.86	(1.22%)	37	2.55%	5.32%	(1.93%)	(4.70%)	22.74%

PF INVESCO Technology (4)

Class A: 2002 (5)	$10.00	($0.12)	$2.59	$2.47	–	–	–	–	$12.47	24.70%	$7,801	2.05%	4.81%	(1.82%)	(4.58%)	32.50%
Class B: 2002 (5)	10.00	(0.15)	2.59	2.44	–	–	–	–	12.44	24.40%	47	2.55%	5.31%	(2.32%)	(5.08%)	32.50%
Class C: 2002 (5)	10.00	(0.15)	2.59	2.44	–	–	–	–	12.44	24.40%	13	2.55%	5.31%	(2.32%)	(5.08%)	32.50%

PF Janus Strategic Value (4)

Class A: 2002 (5)	$10.00	($0.05)	$1.54	$1.49	($0.04)	–	–	($0.04)	$11.45	14.94%	$9,002	1.90%	6.26%	(0.84%)	(5.20%)	18.71%
Class B: 2002 (5)	10.00	(0.07)	1.54	1.47	(0.04)	–	–	(0.04)	11.43	14.71%	105	2.40%	6.76%	(1.34%)	(5.70%)	18.71%
Class C: 2002 (5)	10.00	(0.07)	1.53	1.46	(0.03)	–	–	(0.03)	11.43	14.67%	21	2.40%	6.76%	(1.34%)	(5.70%)	18.71%

PF Janus Growth LT (4)

Class A: 2002 (5)	$10.00	($0.04)	$0.39	$0.35	($0.03)	–	–	($0.03)	$10.32	3.50%	$9,819	1.70%	6.29%	(0.78%)	(5.37%)	64.33%
Class B: 2002 (5)	10.00	(0.07)	0.40	0.33	(0.03)	–	–	(0.03)	10.30	3.27%	57	2.20%	6.79%	(1.28%)	(5.87%)	64.33%
Class C: 2002 (5)	10.00	(0.07)	0.40	0.33	(0.02)	–	–	(0.02)	10.31	3.33%	84	2.20%	6.79%	(1.28%)	(5.87%)	64.33%

PF Lazard International Value (4)

Class A: 2002 (5)	$10.00	($0.02)	$1.14	$1.12	($0.03)	–	–	($0.03)	$11.09	11.21%	$7,817	1.80%	7.07%	(0.35%)	(5.62%)	7.11%
Class B: 2002 (5)	10.00	(0.05)	1.14	1.09	(0.01)	–	–	(0.01)	11.08	10.95%	26	2.30%	7.57%	(0.85%)	(6.12%)	7.11%
Class C: 2002 (5)	10.00	(0.05)	1.14	1.09	(0.02)	–	–	(0.02)	11.07	10.91%	143	2.30%	7.57%	(0.85%)	(6.12%)	7.11%

PF MFS Mid-Cap Growth (4)

Class A: 2002 (5)	$10.00	($0.08)	$1.45	$1.37	($0.02)	($0.17)	–	($0.19)	$11.18	13.79%	$11,383	1.85%	5.33%	(1.44%)	(4.92%)	70.54%
Class B: 2002 (5)	10.00	(0.11)	1.45	1.34	–	(0.17)	–	(0.17)	11.17	13.52%	82	2.35%	5.83%	(1.94%)	(5.42%)	70.54%
Class C: 2002 (5)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	–	(0.19)	11.16	13.53%	116	2.35%	5.83%	(1.94%)	(5.42%)	70.54%

55

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period ended March 31, 2002 was as follows:

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

PF MFS Global Growth (4)

Class A: 2002 (5)	$10.00	($0.05)	$1.10	$1.05	($0.01)	($0.01)	–	($0.02)	$11.03	10.54%	$6,808	2.05%	9.38%	(0.92%)	(8.25%)	77.66%
Class B: 2002 (5)	10.00	(0.08)	1.10	1.02	–	(0.01)	–	(0.01)	11.01	10.24%	22	2.55%	9.88%	(1.42%)	(8.75%)	77.66%
Class C: 2002 (5)	10.00	(0.08)	1.10	1.02	–	(0.01)	–	(0.01)	11.01	10.24%	11	2.55%	9.88%	(1.42%)	(8.75%)	77.66%

PF PIMCO Managed Bond (4)

Class A: 2002	$10.00	$0.06	($0.09)	($0.03)	($0.07)	($0.05)	–	($0.12)	$9.85	(0.28%)	$33,055	1.55%	2.54%	1.16%	0.17%	522.25%
Class B: 2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	–	(0.10)	9.84	(0.55%)	173	2.05%	3.04%	0.66%	(0.33%)	522.25%
Class C: 2002	10.00	0.04	(0.10)	(0.06)	(0.05)	(0.05)	–	(0.10)	9.84	(0.57%)	370	2.05%	3.04%	0.66%	(0.33%)	522.25%

PF Pacific Life Money Market (4)

Class A: 2002	$1.00	– (7)	–	–	– (7)	–	–	–	$1.00	0.33%	$27,056	1.35%	2.59%	0.57%	(0.67%)	N/A
Class B: 2002	1.00	– (7)	–	–	– (7)	–	–	–	1.00	0.09%	88	1.85%	3.09%	0.07%	(1.17%)	N/A
Class C: 2002	1.00	– (7)	–	–	– (7)	–	–	–	1.00	0.09%	75	1.85%	3.09%	0.07%	(1.17%)	N/A

PF Putnam Equity Income (6)

Class A: 2002 (5)	$10.00	$0.01	$0.44	$0.45	–	–	–	–	$10.45	4.50%	$10,877	1.90%	5.97%	0.20%	(3.87%)	10.27%
Class B: 2002 (5)	10.00	(0.01)	0.44	0.43	–	–	–	–	10.43	4.30%	13	2.40%	6.47%	(0.30%)	(4.37%)	10.27%
Class C: 2002 (5)	10.00	(0.01)	0.44	0.43	–	–	–	–	10.43	4.30%	41	2.40%	6.47%	(0.30%)	(4.37%)	10.27%

PF Putnam Research (6)

Class A: 2002	$10.00	($0.01)	($0.02)	($0.03)	–		–	–	$9.97	(0.30%)	$14,968	1.95%	5.29%	(0.59%)	(3.93%)	56.30%
Class B: 2002	10.00	(0.03)	(0.02)	(0.05)	–	–	–	–	9.95	(0.50%)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%
Class C: 2002	10.00	(0.03)	(0.02)	(0.05)	–	–	–	–	9.95	(0.50%)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%

PF Salomon Brothers Large-Cap Value (4)

Class A: 2002 (5)	$10.00	($0.01)	$0.96	$0.95	($0.02)	($0.01)	–	($0.03)	$10.92	9.54%	$19,748	1.80%	3.93%	(0.14%)	(2.27%)	27.37%
Class B: 2002 (5)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	–	(0.03)	10.91	9.38%	151	2.30%	4.43%	(0.64%)	(2.77%)	27.37%
Class C: 2002 (5)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	–	(0.03)	10.90	9.30%	243	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

(1)	Total return not annualized for periods of less than one full year. Calculation does not include the effect of any sales charges for Class A, B and C.
(2)	Net expenses are after adviser expense reimbursements as discussed in Note 8 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) to average daily net assets are grossed up by the adviser expense reimbursements.
(3)	Annualized for periods of less than one full year.
(4)	Commenced on October 1, 2001.
(5)	Per share net investment income has been calculated using the monthly average share method.
(6)	Commenced on December 31, 2001.
(7)	Amount represents less than $0.01 per share.

56

PACIFIC FUNDS	WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Pacific Funds in the following documents:

Annual and semi-annual reports

Pacific Funds’ annual and semi-annual reports will list the holdings of the funds, describe fund performance, and tell you how investment strategies and fund performance have responded to recent market conditions and economic trends.

Statement of Additional Information (SAI)

The SAI contains detailed information about each fund’s investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Please contact Pacific Funds if you have any questions about any of the funds.

You can get a copy of the SAI and the annual report (and semi-annual report when it becomes available), at no charge by calling or writing to Pacific Funds. You can also get a copy of these documents, reports, and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information.

How to contact Pacific Funds

by writing to:

Pacific Funds

P.O. Box 9768

Providence, RI 02940-9768

or by express mail to:

Pacific Funds

4400 Computer Drive

Westborough, MA 01581

by phone:

1-800-722-2333

Internet:

www.pacificlife.com

How to contact the SEC	by writing to: SEC Public Reference Section Washington, D.C. 20549-6009 by email: publicinfo@sec.gov by phone: 1-202-942-8090 visit EDGAR database at: www.sec.gov SEC file number 811-10385

STATEMENT OF ADDITIONAL INFORMATION

Dated July 1, 2002 and

Restated April 25, 2003

Pacific Funds is an open-end investment management company currently offering 15 investment funds (each, a “Fund”). The following are classified as diversified: PF AIM Blue Chip Fund; PF AIM Aggressive Growth Fund; PF INVESCO Health Sciences Fund; PF INVESCO Technology Fund; PF Janus Growth LT Fund; PF Lazard International Value Fund; PF PIMCO Inflation Managed Fund; PF PIMCO Managed Bond Fund; PF Pacific Life Money Market Fund; PF Putnam Equity Income Fund; PF Putnam Research Fund and PF Salomon Brothers Large-Cap Value Fund. The PF MFS Global Growth Fund, PF Van Kampen Comstock Fund (formerly called Strategic Value), and PF Van Kampen Mid-Cap Growth Fund are classified as non-diversified. Pacific Life Insurance Company is Investment Adviser to Pacific Funds.

This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated July 1, 2002, and any supplement thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Pacific Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Pacific Funds’ Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Pacific Funds at the address and telephone numbers listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive

P.O. Box 9000

Newport Beach, CA 92660

Fund information:

Pacific Funds

P.O. Box 9768

Providence, RI 02940-9768

1-800-722-2333

i

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

Unless otherwise noted, a Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Fund Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Fund. Net assets are assets in each Fund, minus any liabilities.

Unless otherwise noted, a Fund may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF AIM Blue Chip Fund

Blue chip companies are considered to be large and medium sized companies (i.e., companies with market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions.

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”)), up to 15% of its assets in equity and/or debt Real Estate Investment Trusts (“REITs”), up to 10% of its assets in convertible securities, although the fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s assets.

PF AIM Aggressive Growth Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including ADRs and EDRs) and up to 25% of its assets in equity and/or debt REITs. The Fund may also engage in short sales against the box.

The Fund may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund’s assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s assets.

PF INVESCO Health Sciences Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Fund may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF INVESCO Technology Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Fund may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Fund may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Fund’s volatility.

PF Janus Growth LT Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed or otherwise included in the S&P 500. The Fund may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Fund may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard International Value Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS Global Growth Fund

The Fund is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Fund’s assets may be invested. These guidelines are discussed under “Foreign Securities.”

The Fund is classified as a non-diversified fund.

Additionally, foreign securities exposure (including emerging markets) may be up to 100% of the Fund’s assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For more information concerning the risks associated with investing in foreign securities), see “Foreign Securities.”

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; zero coupon bonds; deferred interest bonds; PIK bonds and mortgage “dollar roll” transactions; and securities issued on a when-issued basis. The Fund may also invest in corporate debt securities (including foreign and domestic securities); in lower rated bonds (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager). For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales and short sales against the box.

The Fund may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; stock indexes; and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts.

The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Inflation Managed Fund

In addition to its investments in inflation-indexed bonds and fixed income securities, as described in the Prospectus, the Fund may invest in the following: corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Baa to B by Moody’s or BBB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; Brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Fund may invest up to 20% of its assets in foreign denominated debt securities of foreign issuers. This limit does not apply to dollar-denominated foreign securities including ADRs.

PF PIMCO Managed Bond Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities; brady bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) government agencies; and repurchase and reverse repurchase agreements. The Fund may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in debt securities of foreign issuers denominated in foreign currencies. The Fund may invest up to 5% of its net assets in event-linked bonds.

The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF Pacific Life Money Market Fund

The Fund invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Fund may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund’s investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Putnam Equity Income Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and payment-in-kind bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations (“CMOs”); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Putnam Research Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and payment-in-kind bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations (“CMOs”); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Salomon Brothers Large-Cap Value Fund

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds”. The fund may engage in short sales against the box.

The Fund may purchase and write put and call options on securities and securities indexes and enter into the following: stock, index and currency futures contracts (including foreign currency) and purchase and sell options thereon; and forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

PF Van Kampen Comstock Fund (formerly called Strategic Value)

The Fund is classified as a non-diversified fund.

In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, payment-in-kind (“PIK”) and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and Global Depositary Receipts (“GDRs”), and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also engage in short sales against the box.

In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Van Kampen Mid-Cap Growth Fund

The Fund is classified as a non-diversified fund.

In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Fund may also invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts.

In addition, the Fund will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Diversification Versus Non-Diversification

Each Fund, other than the PF MFS Global Growth Fund, PF Van Kampen Comstock Fund (formerly called Strategic Value), and PF Van Kampen Mid-Cap Growth Fund, is diversified, so that with respect to 75% of each such Fund’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund’s assets are invested.

The PF MFS Global Growth, PF Van Kampen Comstock (formerly called Strategic Value), and PF Van Kampen Mid-Cap Growth Funds are “non-diversified,” which means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). However, there are certain Federal tax diversification requirements (for more information, see Taxation section). Because non-diversified Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified Fund does not prevent a manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the Periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds’ policies concerning diversification and concentration, see “Concentration Policy”.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by funds of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (“PAC”).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Event-Linked Bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds’ investment restriction relating to the lending of funds or assets by a Fund.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.  Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Fund may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Fund above.

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in “Additional Investment Policies of the Funds” above. Master demand notes are considered by the PF Pacific Life Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day).

Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund’s investment objective and policies above.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price—and all the rights and risks of ownership of the securities—accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Pacific Funds has authorized PFPC, Inc. (“PFPC”) to engage in securities lending. In determining whether to lend securities, PFPC considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

A Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund’s net assets, and in the case of the PF Pacific Life Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”) and global Depositary Receipts (“GDRs”) are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds’ assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

The Funds are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Included among the emerging market debt obligations in which a Fund may invest are “Brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon. A Fund will not speculate in forward foreign exchange.

Except with respect to the PF PIMCO Managed Bond Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Managed Bond Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Fund may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by a Fund, or, if a Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if a Fund maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash—not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or “ETFs”). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (“Index Fund”). ETFs include, among others,

Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Funds as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamonds”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™.  I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a portfolio manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date. If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations.  The Fund will comply with certain regulations of the Commodity Futures Trading Commission (“CFTC”) under which an investment company may engage in futures transactions and qualify for an exclusion from being a “commodity pool.” Under these regulations and pursuant to a CFTC temporary no-action position, a Fund may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, either (a) the aggregate initial margin and premiums required to establish non-hedging positions does not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such positions and exclusive, in the case of an option that is in-the-money at the time of purchase, of the in-the-money amount, or (b) the aggregate net notional value of the non-hedging positions does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such positions. Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds will no longer be subject to such limitations.

When purchasing a futures contract, a Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate”, which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) “interest rate index”, which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) “credit default”, which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

Risks of Swap Agreements.  Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or

(unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

Structured Notes

The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment goal as set forth under “About the Funds,” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting shares of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) (except for the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund), invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction doesn’t apply to the PF INVESCO Health Sciences Fund or the PF INVESCO Technology Fund, which normally invest 25% or more of their total assets in the health sciences and technology industries, respectively.

(ii) with respect to 75% of its total assets (except in the case of the PF MFS Global Growth Fund, PF Pacific Life Money Market Fund, PF Van Kampen Comstock Fund (formerly called Strategic Value), and the PF Van Kampen Mid-Cap Growth Fund)), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

(v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its fund securities to the extent permitted under applicable law; and

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short, except the PF Lazard International Value, PF MFS Global Growth, PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Putnam Research and PF Van Kampen Mid-Cap Growth Funds; or sell short against the box, except the PF AIM Blue Chip, PF AIM Aggressive Growth, PF INVESCO Health Sciences, PF INVESCO Technology, PF Lazard International Value, PF MFS Global Growth, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Putnam Research, PF Salomon Large-Cap Value, PF Van Kampen Comstock (formerly Strategic Value), and PF Van Kampen Mid-Cap Growth Funds;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF AIM Blue Chip, PF AIM Aggressive Growth, PF Putnam Equity Income, PF Putnam Research PF Van Kampen Comstock (formerly Strategic Value) and PF Van Kampen Mid-Cap Growth Funds;

(iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities; and

(v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts.

(vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change.

In addition, the following restrictions apply to the Fund shown below:

(i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts.

Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Pacific Funds was organized as a Delaware statutory trust on May 21, 2001, and currently consists of fifteen separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest. The business and affairs of the Pacific Funds are managed under the direction of the Board of Trustees under the Pacific Funds’ Declaration of Trust.

Management Information

The Trustees and Officers of Pacific Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each Interested Trustee and Officer, unless otherwise indicated, is c/o 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below.

Interested Trustees

Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)	Number of Portfolios in Fund Complex Overseen**
Thomas C. Sutton*, 60	Chairman of the Board and Trustee since 2001	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Director of Newhall Land & Farming; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997); Chairman of the Board and Trustee of Pacific Select Fund.	50

Glenn S. Schafer*, 53	President and Trustee since 2001	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997); President of Pacific Select Fund.	15

Officers

Name and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)
Brian D. Klemens, 46	Vice President and Treasurer since 2001

Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Select Fund.

Robin S. Yonis, 48	Vice President and General Counsel since 2001	Assistant Vice President and Investment Counsel of Pacific Life Insurance Company.
Diane N. Ledger, 63	Vice President and Assistant Secretary since 2001	Vice President, Variable Regulatory Compliance, Pacific Life; Vice President and Assistant Secretary of Pacific Select Fund.
Audrey L. Milfs, 57	Secretary since 2001

Vice President, Director and Corporate Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Select Fund.

Independent Trustees

The address of each Independent Trustee, unless otherwise indicated, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name, and Age	Position(s) with the Fund and Term of Office	Principal Occupation(s) (and certain additional occupation information)	Number of Portfolios in Fund Complex Overseen**
Lucie H. Moore, 46	Trustee since 2001	Trustee of Pacific Select Fund; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	50
Richard L. Nelson, 73	Trustee since 2001	Trustee of Pacific Select Fund; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting).	50
Lyman W. Porter, 73	Trustee since 2001	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	50
Alan Richards, 73	Trustee since 2001	Trustee of Pacific Select Fund; Chairman of the Board and Director, NETirement.com, Inc. (retirement planning software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	50

*	Messrs. Schafer and Sutton are “interested persons” of Pacific Funds (as that term is defined in the 1940 Act) because of their positions with Pacific Life as shown.

**Includes Pacific Funds’ Funds and Pacific Select Fund’s Portfolios, (an investment company advised by Pacific Life) (together, the “Fund Complex”), as of May 1, 2003.

Board of Trustees

The Board of Trustees is responsible for the overall management and operations of the Pacific Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

The members of the Audit Committee include each Trustee that is not an “interested person” of Pacific Funds (as such term is defined in the 1940 Act). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2003.

The members of the Policy Committee include each Trustee that is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The Policy Committee’s primary responsibility is to review information and materials submitted to the full board including, but not limited to, review of information relating to approval and renewal of investment advisory agreements. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met seven times during the fiscal year ended March 31, 2003.

The members of the Nominating Committee include each Trustee that is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 2003.

All Trustees are members of the Valuation Committee. Any two Trustees constitutes a quorum. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations on behalf of the Board of Trustees as specified in the “Pricing Procedures and Procedures to Estimate the Fair Value of Securities for Which Market Quotes are not Readily Available or are Deemed to be Unreliable”. The Valuation Committee did not meet during the fiscal year ended March 31, 2003.

Equity Ownership of Trustees

As of December 31, 2002, Trustees and Officers of Pacific Funds, as a group, beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee in the Family of Investment Companies.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Glenn S. Schafer	0	Over $100,000
Thomas C. Sutton	0	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Lucie H. Moore	0	0
Richard L. Nelson

$1–$10,000

PF AIM Aggressive Growth Fund

PF Lazard International Value Fund

PF Putnam Research Fund

PF Van Kampen Mid-Cap Growth

$10,000–$50,000

PF INVESCO Health Sciences Fund

PF Putnam Equity Income Fund

		over $100,000
Lyman W. Porter	0	$10,001–$50,000
Alan Richards

$1–$10,000

PF AIM Aggressive Growth Fund

PF INVESCO Technology Fund

PF MFS Global Growth Fund

PF Putnam Equity Income Fund

PF Van Kampen Comstock Fund

(formerly Strategic Value)

Over $100,000

PF Pacific Life Money Market Fund

PF PIMCO Managed Bond Fund

		over $100,000

Retirement Policy for Trustees

The Trustees have adopted a retirement policy for the Independent Trustees of the Fund.

A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is a Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the Trustees then in office.

Deferred Compensation Agreements

Pursuant to the Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferred account are obligations of the Fund that are payable in accordance with the Agreement. A Trustee who defers compensation has the option to select a credit rate option that tracks the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Distributions from the deferring Trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund.

Compensation

The following table illustrates the aggregate compensation paid to the Independent Trustees by Pacific Funds, pension or retirement benefits accrued, annual benefits upon retirement and total compensation paid to these Trustees by the Fund Complex:

Independent Trustees

Name and Position	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
Lucie H. Moore, Trustee	$28,000	(2)	0	0	$110,500
Richard L. Nelson, Trustee	$29,750	(3)	0	0	$115,550
Lyman W. Porter, Trustee	$29,000		0	0	$113,700
Alan Richards, Trustee	$29,750		0	0	$115,550

(1)	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2002 and March 31, 2003, respectively.

(2)	Ms. Moore elected to defer $6,500 of the $28,000.

(3)	Mr. Nelson elected to defer the entire $29,750.

Factors Considered in Approving the Investment Advisory Agreement

The Investment Advisory Agreement with Pacific Life and the Fund Management Agreements with each of the Managers in effect (the “Agreements”) were approved or renewed for the Fund by the Fund’s Board of Trustees, including the Independent Trustees. Pacific Life and the Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters.

In evaluating the Agreements, the Board, including the Independent Trustees, considered numerous factors, including: (i) the nature, extent and quality of the services to be provided to the Funds; (ii) the reasonableness of the compensation to be paid under the Agreements, and the fees and expenses to be borne by each Fund, including consideration of the subsidies to be provided by Pacific Life to the Funds, and the competitiveness of those fees and expenses as compared with similarly managed funds; (iii) the performance achieved by Pacific Life and the Managers for the shareholders investing in funds with similar investment objectives; (iv) the extent to which economies of scale are anticipated for the Funds; (v) the potential profitability of the relationship for Pacific Life and the various Managers; and (vi) the terms and conditions of each Agreement.

After consideration of these factors, the Board found that: (1) the compensation payable under the Agreements was determined to bear a reasonable relationship to the services to be rendered and to be fair and reasonable; and (2) the Agreements are in the best interests of the Fund and its shareholders.

Investment Adviser

Pacific Life serves as Investment Adviser to the Pacific Funds pursuant to an Investment Advisory Agreement (“Advisory Contract”) between Pacific Life and the Pacific Funds.

Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. The Pacific Life family of companies has total assets and funds under management of more than $357 billion as of December 31, 2001. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

The Advisory Contract will continue in effect until December 31, 2002, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Trustees who are not parties to such Advisory Contract or “interested persons”, as defined in the 1940 Act, of any such party. The Advisory Contract and the Management Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001. An Addendum to the Advisory Contract for the PF Putnam Equity Income Fund and the PF Putnam Research Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on October 8, 2001, and by the sole shareholder of those Funds on December 26, 2001. An Addendum to the Advisory Contract for the PF PIMCO Inflation Managed Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties at its meeting on October 2, 2002, and by the sole shareholder of that Fund on December 27, 2002. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Management Agreement, respectively, and each agreement will terminate automatically if assigned.

The Pacific Funds pay the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF AIM Blue Chip, PF Van Kampen Comstock (formerly Strategic Value) and PF Putnam Equity Income Funds, the Fund pays .95% of the average daily net assets of each of the Funds. For the PF AIM Aggressive Growth and PF Putnam Research Funds, the Fund pays 1.00% of the average daily net assets of each of the Funds. For the PF INVESCO Health Sciences, PF INVESCO Technology, and PF MFS Global Growth Funds, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Janus Growth LT Fund, the Fund pays .75% of the average daily net assets of the Fund. For the PF Salomon Brothers Large-Cap Value and PF Lazard International Value Funds, the Fund pays .85% of the average daily net assets of each of the Funds. For the PF Van Kampen Mid-Cap Growth Fund, the Fund pays .90% of the average daily net assets of the Fund. For the PF PIMCO Inflation Managed and PF PIMCO Managed Bond Funds, the Fund pays .60% of the average daily net assets of each of the Funds. For the PF Pacific Life Money Market Fund, the Fund pays .40% of the first $250 million of the average daily net assets of the Fund, .35% of the next $250 million of the average daily net assets of the Fund, and .30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly.

Net Advisory fees paid or owed to Pacific Life for the fiscal year ended March 31, 2002 were as follows:

Fund	Fees Paid or Owed
PF AIM Blue Chip Fund	$44,554
PF AIM Aggressive Growth Fund	33,742
PF INVESCO Health Sciences Fund	40,455
PF INVESCO Technology Fund	42,261
PF Janus Growth LT Fund	32,947
PF Lazard International Value Fund	29,178
PF MFS Global Growth Fund	34,684
PF PIMCO Managed Bond Fund	84,787
PF Pacific Life Money Market Fund	44,913
PF Putnam Equity Income Fund**	23,897
PF Putnam Research Fund**	35,915
PF Salomon Brothers Large-Cap Value Fund	66,264
PF Van Kampen Comstock (formerly Strategic Value) Fund*	36,638
PF Van Kampen Mid-Cap Growth Fund*	42,519

*	Van Kampen became the manager of these funds effective May 1, 2003.
**	Funds commenced operations on December 31, 2001.

The Pacific Funds will also compensate the Adviser under the Advisory Contract at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of the Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds’ investment management program.

During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by the Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and the Pacific Funds, and such expenses as are assumed by a sub-adviser under a Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for the Fund; expenses of maintaining the Fund’s legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of overseeing and administering the Fund’s regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees, officers and employees of the Fund who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates; trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

To help limit expenses (effective October 1, 2001), Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Fund for expenses (including organizational expenses, but, not including investment advisory fees, distribution and service fees, interest, taxes (including foreign taxes on dividends, interest or gains), brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) that exceed an annual rate based on a percentage of a Fund’s average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period July 1, 2002 through June 30, 2003 and 0.45% thereafter through June 30, 2005. The expense cap for all other funds is 0.45% through June 30, 2005. There can be no assurance that this policy will be continued beyond June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap.

For the Fiscal year ended March 31, 2002, Pacific Life reimbursed $191,685 to the PF AIM Blue Chip Fund, $164,928 to the PF AIM Aggressive Growth Fund, $101,705 to the PF INVESCO Health Sciences Fund, $105,965 to the PF INVESCO Technology Fund, $201,429 to the PF Janus Growth LT Fund, $181,009 to the PF Lazard International Value Fund, $231,269 to the PF MFS Global Growth Fund, $139,799 to the PF PIMCO Managed Bond Fund, $139,704 to the PF Pacific Life Money Market Fund, $102,380 to the PF Putnam Equity Income Fund, $120,064 to the PF Putnam Research Fund, $166,357 to the PF Salomon Brothers Large-Cap Value Fund, PF Van Kampen Comstock Fund (formerly called Strategic Value), and $164,483 to the PF Van Kampen Mid-Cap Growth Fund.

Other Expenses of the Fund

Pacific Funds bears all costs of its operations. These costs may include expenses for custody, audit fees, transfer agency fees, administrative expenses, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds’ legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

Pacific Life directly manages the PF Pacific Life Money Market Fund. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Management Agreements, the terms of which are discussed below.

Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Management Agreements and enter into new Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party. without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

Pursuant to a Management Agreement and an Addendum to the Agreement among Pacific Funds, the Adviser, and AIM Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Manager and provides investment advisory services to the PF AIM Blue Chip and PF AIM Aggressive Growth Funds. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the the PF AIM Aggressive Growth Fund, according to the following schedules:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund are aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)
.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund are aggregated.

For the services, for the period of October 1, 2001 through April 30, 2003 for the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund, according to the following schedule:

PF AIM Blue Chip Fund

Rate (%)	Break Point (assets)
.55%	On first $500 million
.50%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund were aggregated.

PF AIM Aggressive Growth Fund

Rate (%)	Break Point (assets)
.60%	On first $500 million
.55%	On excess

When determining the break point rate, the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of Pacific Select Fund were aggregated.

AIM was founded in 1986 and together with its affiliates manages over $158 billion as of December 31, 2000. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to AIM for the fiscal year March 31, 2002 were $25,753.48 for the PF AIM Blue Chip Fund and $20,303.35 for the PF Aggressive Growth Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and INVESCO Funds Group, Inc. (“INVESCO”), 4350 South Monaco Street, Denver, CO 80237, INVESCO is the Manager and provides investment advisory services to the PF INVESCO Health Sciences and PF INVESCO Technology Funds. For the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds, according to the following schedule:

PF INVESCO Health Sciences and PF INVESCO Technology Funds

Rate (%)	Break Point (assets)
.50%	On first $1 billion
.47%	On excess

When determining the break point rate, the combined average daily net assets of the PF INVESCO Health Sciences Fund, the PF INVESCO Technology Fund, and the Financial Services, Health Sciences, Technology, and Telecommunication Portfolios of the Pacific Select Fund are aggregated.

INVESCO was founded in 1932 and manages approximately $29 billion as of December 31, 2001. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to INVESCO for the fiscal year March 31, 2002 were $18,457.49 for the PF INVESCO Health Sciences Fund and $19,269.39 for the PF INVESCO Technology Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC. (“Janus”), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Growth LT Fund. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund are aggregated.

For the services provided, for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to the Fund based on an annual percentage of the average daily net assets of the PF Janus Growth LT Fund, according to the following schedule:

PF Janus Growth LT Fund

Rate (%)	Break Point (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

When determining the break point rate, the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund were aggregated.

Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $138 billion in assets under management as of December 31, 2002. As of April 1, 2003, Janus Capital Group Inc. (“JCG”) owned approximately 98% of the Janus. JCG is a publicly traded holding company whose primary subsidiaries are engaged in financial services.

Net fees paid or owed by Pacific Life to Janus for the fiscal year March 31, 2002 were $21,286.34 for the PF Janus Strategic Value Fund and $20,451.92 for the PF Janus Growth LT Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard International Value Fund. For the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the PF Lazard International Value Fund, according to the following schedule:

PF Lazard International Value Fund

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.30%	On excess

When determining the break point rate, the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund are aggregated.

Lazard, a division of Lazard Frères & Co. LLC (“Lazard Frères”), a New York limited liability company, is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $56 billion as of December 31, 2002. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

Net fees paid or owed by Pacific Life to Lazard for the fiscal year March 31, 2002 were $12,052.25 for the PF Lazard International Value Fund.

Pursuant to a Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS Global Growth Fund.

For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the PF MFS Global Growth Fund, according to the following schedule:

PF MFS Global Growth Fund

Rate (%)	Break Point (assets)
.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

When determining the break point rate, the combined average daily net assets of the PF MFS Global Growth Fund and the Global Growth Portfolio of the Pacific Select Fund are aggregated.

MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $112 billion as of December 31, 2002.

Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2002 were $18,992.74 for the PF MFS Mid-Cap Growth Fund and $17,381.65 for the PF MFS Global Growth Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund. For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund and the Inflation Managed and Managed Bond Portfolios of the Pacific Select Fund.

Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2002 were $35,559.00 for the PF PIMCO Managed Bond Fund.

PIMCO is an investment counseling firm founded in 1971, and had approximately $241 billion in assets under management as of December 31, 2001. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (“ADAM LP”). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’s sole general partner is Allianz-PacLife Partners LLC, Allianz-PacLife Partners LLC is a Delaware limited company with two members. ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC’s sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly-owned by Allianz AG, Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company, Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

Absent an order from the SEC or other relief, the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund’s ability to purchase securities underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the Affiliated Brokers would materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or their overall performance.

Pursuant to a Fund Management Agreement among the Fund, the Adviser, and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Fund Manager and

provides investment advisory services to the PF Equity Income Fund and PF Putnam Research Fund. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following fee schedules:

PF Putnam Equity Income Fund

Rate (%)	Break Point (assets)
.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

PF Putnam Research Fund

Rate (%)	Break Point (assets)
.75%	On first $250 million
.65%	On excess

Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2001, Putnam and its affiliates managed $315 billion in assets.

Net fees paid or owed by Pacific Life to Putnam for the fiscal year ended March 31, 2002 were $16,207.99 for the PF Putnam Equity Income Fund and $26,652.42 for the PF Putnam Research Fund.

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc. (“SaBAM”), 125 Broad Street, New York, New York 10004, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the PF Salomon Brothers Large-Cap Value Fund, according to the following schedule:

PF Salomon Brothers Large-Cap Value Fund

Rate (%)	Break Point (assets)
.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

When determining the break point rate, the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund are aggregated.

SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 2001, SaBAM and such affiliates managed approximately $32 billion of assets.

Net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2002 were $24,877.67 for the PF Salomon Brothers Large-Cap Value Fund.

Pursuant to a Fund Management Agreement among the Fund, the Adviser, and Van Kampen. Van Kampen is the Manager and provides investment advisory services to the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds. Van Kampen, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020.

For the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds, according to the following fee schedule:

PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

When determining the break point rates, the combined average daily net assets of the PF Van Kampen Comstock Fund, the PF Van Kampen Mid-Cap Growth Fund, and the Comstock, Real Estate, and Mid-Cap Growth Portfolios of Pacific Select Fund are aggregated.

From October 1, 2001 through April 30, 2003, pursuant to a Fund Management Agreement among the Fund, the Adviser, and Janus, 100 Filmore Street, Denver, Colorado 80206-4928, Janus served as the Fund Manager for the Comstock Fund (formerly Strategic Value).

For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund (formerly Strategic Value), according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rate, the combined average daily net assets of the PF Van Kampen Comstock Fund (formerly Strategic Value) and the Comstock Portfolio (formerly Strategic Value) of the Pacific Select Fund were aggregated.

For the services provided, for the period of October 1, 2001 through April 30, 2002 for the PF Van Kampen Comstock Fund (formerly Strategic Value), Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the PF Van Kampen Comstock Fund (formerly Strategic Value) according to the following schedule:

PF Van Kampen Comstock Fund

Rate (%)	Break Points (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

Pursuant to a Fund Management Agreement among the Fund, the Adviser, and MFS, 500 Boylston Street, Floor 21, Boston, MA 02116, MFS served as the Manager for the PF Van Kampen Mid-Cap Growth Fund.

For the services provided, for the period of October 1, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Funds managed by MFS. For fee schedule information please refer to the fee schedule provided under MFS.

Net fees paid or owed by Pacific Life to MFS for the fiscal year ended 3/31/02 was $212,321 for the PF Van Kampen Mid-Cap Growth Fund.

Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002 Van Kampen, together with its affiliated asset management companies, had approximately $376.3 billion in assets under management.

The Management Agreements are not exclusive, and each Fund Manager may provide and currently are providing investment advisory services to other clients, including other investment companies.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds’ Adviser and Board of Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research Credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-

dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.

However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

During the fiscal year ended March 31, 2002, each Fund incurred brokerage commissions as follows:

Fund	Fiscal Year 3/31/02
PF AIM Blue Chip	$8,169
PF AIM Aggressive Growth	9,729
PF INVESCO Health Sciences	9,492
PF INVESCO Technology	15,617
PF Janus Strategic Value	14,281
PF Janus Growth LT	19,848
PF Lazard International Value	8,452
PF MFS Mid-Cap Growth	22,196
PF MFS Global Growth	22,312
PF PIMCO Managed Bond	293
PF Putnam Equity Income Fund*	11,626
PF Putnam Research Fund*	32,822
PF Salomon Brothers Large-Cap Value	41,639	**

*	Funds commenced operations on December 31, 2001
**	of which $325 (.51%) was paid to Salomon Smith Barney, an affiliate of Salomon Brothers Asset Management Inc.

During fiscal year ended March 31, 2002, the following funds: PF AIM Blue Chip Fund, PF Janus Strategic Value Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS Global Growth Fund, PF PIMCO Managed Bond Fund, PF Putnam Equity Income Fund, PF Putnam Research Fund, and PF Salomon Brothers Large-Cap Value Fund acquired and sold securities of its regular broker-dealers. On March 31, 2002, the PF AIM Blue Chip Fund held securities of Goldman Sachs Group Inc (Goldman Sachs), JP Morgan Chase & Co, Merrill Lynch & Co Inc (Merrill Lynch) and Morgan Stanley Dean Witter & Co (Morgan Stanley Dean Witter) valued at $90,250, $121,210, $193,830, and $177,661 respectively; PF Janus Strategic Value Fund held securities of Lehman Brothers Holdings Inc (Lehman Brothers) valued at $50,742; PF Janus Growth LT Fund held securities of Goldman Sachs and JP Morgan Chase & Co valued at $151,620 and $110,693 respectively; PF Lazard International Value Fund held securities of UBS AG (UBS Securities), Barclays PLC and HSBC Holdings PLC valued at $226,470, $210,128, and $225,478 respectively; PF MFS Global Growth Fund held securities of Goldman Sachs and Merrill Lynch valued at $37,003 and $29,905 respectively; PF PIMCO Managed Bond Fund held securities of Bank of America Corp, CS First Boston Securities Corp (CS First Boston) and UBS Securities valued at $317,294, $300,000, and $1,200,000 respectively; PF Putnam Equity Income Fund held securities of Bank of America Corp, JP Morgan Chase & Co, Lehman Brothers, Merrill Lynch and Morgan Stanley Dean Witter valued at $241,471, $110,515, $51,712, $155,064, and $108,889 respectively; PF Putnam Research Fund held securities of Bank of America Corp, Goldman Sachs and Merrill Lynch valued at $81,624, $86,640, and $197,153 respectively; PF Salomon Brothers Large-Cap Value Fund held securities of Bank of America Corp, Goldman Sachs, JP Morgan Chase & Co, Merrill Lynch and Morgan Stanley Dean Witter valued at $244,872, $306,850, $249,550, $337,818, and $269,357 respectively acquired and sold securities of its regular broker-dealers.

Fund Turnover

For reporting purposes, each Fund’s turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions.

The fund turnover rates are not expected to exceed: 0% for the PF Pacific Life Money Market Fund; 1000% for PF PIMCO Inflation Manged Fund; 400% for the PF PIMCO Managed Bond Fund; 200% for the PF INVESCO Health Sciences, PF INVESCO Technology Funds and PF Putnam Research; less than 100% for the PF Lazard International Value Fund; and 150% for all other Funds. For Funds other than the PF Pacific Life Money Market Fund, fund turnover could be greater in periods of unusual market movement and volatility.

NET ASSET VALUE

Shares of each Fund are purchased and sold at their respective net asset values, less any applicable sales charges computed after receipt of a purchase or sale order. Net asset value (“NAV”) of a share is determined by dividing the value of a Fund’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. Eastern time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Fund’s assets to be the price of those assets at 4:00 p.m., Eastern time. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate a Fund’s NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of fund securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV. Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of fund securities that occur between the time their prices are determined and the time a Fund’s NAV is determined may not be reflected in the calculation of NAV. If events materially affecting NAV occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by Pacific Funds’ Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

The PF Pacific Life Money Market Fund’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its fund securities.

The SEC’s regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to maintain a dollar-weighted average fund maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

All other Funds are valued as follows:

Fund securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

When a Fund writes a put or call option, the amount of the premium is included in that Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Fund which is subject to annual approval by the Board of Trustees of the Fund. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Pacific Funds. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and servicing fee with respect to each share class.

The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Each Fund currently offers three classes of shares: Class A, Class B and Class C.

Class A, Class B and Class C shares of each Fund are offered through firms (“participating brokers”) which are members of the National Association of Securities Dealers, Inc. (“NASD”), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

The Fund has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of shares bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Prospectus under the caption “Sales charges and fees by share class,” Class A shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. Class C shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

	Maximum Sales Charge (Load)		Amount Reallowed to Dealers
Class A	Investment Amount	Front-end Charge
	up to $49,999	5.50%	4.75%
	$50,000 – 99,999	4.75%	4.00%
	$100,000 – 249,999	3.75%	3.00%
	$250,00 – 499,999	3.00%	2.50%
	$500,000 – 999,999	2.10%	1.60%
	$1,000,000 and over*	0.00%	0.00%*

* For purchases of $1 million or more, there is a CDSC of 1% if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

		Contingent Deferred Sales Charge (Load) (“CDSC”)
Class B	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)**	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

** The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.
			Contingent Deferred Sales Charge (Load) (“CDSC”)
Class C	Maximum Sales Charge (Load)	Amount Reallowed to Dealers	Years After Purchase:	CDSC on Shares Being Sold:
	1%	1%***	1st	1.00%

*** In addition to the amount reallowed to dealers, the Distributor may pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A and Class C shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During such periods such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the fiscal year ended March 31, 2002, the Distributor received sales charges in the aggregate of $69,930.30, of which the Distributor retained $8,997.91.

For the fiscal year ended March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Fund	Class A Sales Charges Before Dealer Re-Allowance	Class A Sales Charges After Dealer Re-Allowance	Class B Deferred Sales Charges	Class C Sales Charges Before Dealer Re-Allowance	Class C Sales Charges After Dealer Re-Allowance	Class C Deferred Sales Charges
PF AIM Blue Chip	$8,879.85	$1,466.85	$0.00	$1,431.49	$0.00	$0.00
PF AIM Aggressive Growth	923.98	124.97	0.00	130.06	0.00	0.00
PF INVESCO Health Sciences	799.12	111.61	0.00	310.70	0.00	21.65
PF INVESCO Technology	1,773.74	271.24	0.00	5.21	0.00	0.00
PF Janus Strategic Value	620.73	93.33	0.00	92.36	0.00	0.00
PF Janus Growth LT	4,641.17	752.38	0.00	771.90	0.00	0.00
PF Lazard International Value	1,763.31	253.45	0.00	1,301.76	0.00	0.00
PF MFS Mid-Cap Growth	5,668.90	877.00	0.00	1,080.56	0.00	0.00
PF MFS Global Growth	1,034.33	207.29	0.00	0.00	0.00	0.00
PF PIMCO Managed Bond	19,433.85	2,899.22	101.25	3,676.37	0.00	0.00
PF Pacific Life Money Market	0.00	0.00	0.00	0.00	0.00	0.00
PF Putnam Equity Income	2,285.90	349.94	0.00	309.82	0.00	0.00
PF Putnam Research	0.00	0.00	0.00	0.00	0.00	0.00
PF Salomon Brothers Large-Cap Value	10,537.48	1,590.72	0.00	2,335.01	0.00	0.00

Distribution and Servicing Plans for Class A, Class B and Class C Shares

Class A, Class B and Class C shares of the Fund are continuously offered through participating brokers that are members of the NASD and that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Service Plans for Class A, Class B and Class C shares (the “Distribution Plans”), in connection with the distribution of Class A, Class B and Class C shares of the Fund and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Fund and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Fund. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Fund to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Fund to participating and introducing brokers, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, or Class C shares held by customers of such brokers. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to dealers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A, Class B and Class C shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor. Pursuant to the Distribution Agreement with the Fund, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Distribution Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fees applicable to Class A, Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class A, Class B or Class C shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, participating or introducing brokers, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Fund to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Fund as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A	0.25%	0.25%
Class B	0.25%	0.75%
Class C	0.25%	0.75%

In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected participating brokers in connection with the sale or servicing of any class of shares of the Fund. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay participating brokers and other intermediaries for transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class A, Class B and Class C shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Fund, the Distributor would recover such excess only if the Distribution Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution Plan terminates.

Each Distribution Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Distribution Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Distribution Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Distribution Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such Disinterested Trustees.

The Distribution Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Distribution Plans went into effect for each Fund on June 13, 2001. If a Distribution Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

Fund		Class A	Class B	Class C
PF AIM Blue Chip
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$4,185	$23	$48
(ii)	printing and mailing of prospectuses to prospective shareholders	2,558	14	29
(iii)	compensation to broker-dealers	16,510	91	188

PF AIM Aggressive Growth
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,024	$11	$18
(ii)	printing and mailing of prospectuses to prospective shareholders	1,847	6	10
(iii)	compensation to broker-dealers	11,924	41	67

Fund		Class A	Class B	Class C
PF INVESCO Health Sciences
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,286	$25	$23
(ii)	printing and mailing of prospectuses to prospective shareholders	2,008	15	14
(iii)	compensation to broker-dealers	12,962	97	90

PF INVESCO Technology
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,437	$29	$12
(ii)	printing and mailing of prospectuses to prospective shareholders	2,101	18	7
(iii)	compensation to broker-dealers	13,559	114	45

PF Janus Strategic Value
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,447	$34	$15
(ii)	printing and mailing of prospectuses to prospective shareholders	2,106	20	9
(iii)	compensation to broker-dealers	13,596	132	59

PF Janus Growth LT
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,925	$24	$33
(ii)	printing and mailing of prospectuses to prospective shareholders	2,399	15	20
(iii)	compensation to broker-dealers	15,482	96	130

PF Lazard International Value
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,069	$14	$27
(ii)	printing and mailing of prospectuses to prospective shareholders	1,875	9	17
(iii)	compensation to broker-dealers	12,104	56	109

PF MFS Mid-Cap Growth
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$4,224	$23	$32
(ii)	printing and mailing of prospectuses to prospective shareholders	2,582	14	19
(iii)	compensation to broker-dealers	16,663	92	126

Fund		Class A	Class B	Class C
PF MFS Global Growth
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$2,827	$13	$10
(ii)	printing and mailing of prospectuses to prospective shareholders	1,727	8	6
(iii)	compensation to broker-dealers	11,148	53	38

PF PIMCO Managed Bond
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$12,623	$49	$140
(ii)	printing and mailing of prospectuses to prospective shareholders	7,714	30	86
(iii)	compensation to broker-dealers	49,792	195	554

PF Pacific Life Money Market
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$10,073	$31	$34
(ii)	printing and mailing of prospectuses to prospective shareholders	6,155	19	21
(iii)	compensation to broker-dealers	39,730	124	135

PF Putnam Equity Income
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$2,257	$5	$7
(ii)	printing and mailing of prospectuses to prospective shareholders	1,380	3	5
(iii)	compensation to broker-dealers	8,905	20	31

PF Putnam Research
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$3,228	$4	$4
(ii)	printing and mailing of prospectuses to prospective shareholders	1,973	3	3
(iii)	compensation to broker-dealers	12,732	17	17

PF Salomon Brothers Large-Cap Value
For the fiscal year ended March 31, 2002, the following amounts were paid by Pacific Funds for:
(i)	advertising	$6,949	$54	$81
(ii)	printing and mailing of prospectuses to prospective shareholders	4,246	33	50
(iii)	compensation to broker-dealers	27,409	212	321

The Trustees believe that the Distribution Plans will provide benefits to Pacific Funds. The Trustees believe that the Distribution Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Distribution Plans or under alternative distribution and servicing schemes. Although Pacific Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Distribution Plans on sales and/or redemptions may benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to

Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Fund, and in connection with the servicing of shareholders of the Fund and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Fund and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life’s own resources.

Purchases, Redemptions and Exchanges

Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Prospectus under the headings “Buying Shares,” “Selling Shares” and “Exchanging Shares,” and that information is incorporated herein by reference.

Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

As described in the Prospectus under the caption “Exchanging Shares,” a shareholder may exchange shares of a Fund of the Pacific Funds for shares of the same class of any other Fund without paying any additional sales charge, except for money initially invested in the PF Pacific Life Money Market Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of the Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange but the investment in the other fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.” With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B and Class C shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds’ current policy. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees. Pacific Funds may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectus.

PERFORMANCE INFORMATION

From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

Current yield for the PF Pacific Life Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the PF Pacific Life Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

Quotations of yield for the PF PIMCO Managed Bond Fund will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

2[ ( a-b + 1 ) (To the power of 6) - 1]

__

cd

where
a	=	dividends and interest earned during the period,

b	=	expenses accrued for the period (net of reimbursements),

c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d	=	the maximum offering price per share on the last day of the period.

The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund’s investments and operating expenses allocated to the Fund or its classes of shares. These factors and the possible differences in the methods used in calculating yield should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The yield for the 7-day period ended March 31, 2002:

PF Pacific Life Money Market Fund:

7-day Simple Yield—0.55%

7-day Effective Yield—0.56%

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

The annualized 30-day yield for the PF PIMCO Managed Bond Fund for the period ended March 31, 2002 was 1.77% for Class A, 1.38% for Class B, and 1.47% for Class C.

Calculation of Total Return

Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula:  P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. A Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

The cumulative total return for each Fund for the period since inception (October 1, 2001) to March 31, 2002 is as follows:

	Total Return
Name of Fund	Class A	Class B	Class C
PF AIM Blue Chip	4.06%	4.79%	7.66%
PF AIM Aggressive Growth	10.78%	11.84%	14.76%
PF INVESCO Health Sciences	(6.35)%	(6.15)%	(3.17)%
PF INVESCO Technology	17.86%	19.40%	22.18%
PF Janus Strategic Value	8.64%	9.71%	12.55%
PF Janus Growth LT	(2.18)%	(1.73)%	1.31%
PF Lazard International Value	5.11%	5.95%	8.82%
PF MFS Mid-Cap Growth	7.55%	8.52%	11.42%
PF MFS Global Growth	4.48%	5.24%	8.16%
PF PIMCO Managed Bond	(5.75)%	(5.47)%	(2.52)%
PF Pacific Life Money Market	0.33%	(4.91)%	(0.91)%
PF Putnam Equity Income*	(1.23)%	(0.70)%	3.27%
PF Putnam Research*	(5.77)%	(5.47)%	(1.49)%
PF Salomon Brothers Large-Cap Value	3.54%	4.38%	8.22%

*	Funds commenced on December 31, 2001

Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by that Fund’s NAV per share on the last day of the period and annualized according to the following formula:

DIVIDEND YIELD = ( ( (a/b)*365) /c )

where

a	= actual dividends distributed per share for the calendar month in question,

b	= number of days of dividend declaration in the month in question, and

c	= net asset value (NAV) calculated on the last business day of the month in question.

The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of a Fund’s total return figures, which will always accompany any calculation of the rate of current distributions.

Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA

Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

Each Fund may be required to withhold 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to an Education IRA. To the extent that distributions from an Education IRA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or an Education IRA if they are below certain maximum income levels.

For more information about an IRA account, contact Pacific Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

Under an Administration and Shareholder Services Agreement with the Fund (“Administration Agreement”), Pacific Life Insurance Company (“Pacific Life” or the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for the time of legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

For the fiscal year ended March 31, 2002, the Administrator was paid the following:

Fund	Fees Paid
PF AIM Blue Chip Fund	$16,415
PF AIM Aggressive Growth Fund	11,810
PF INVESCO Health Sciences Fund	12,872
PF INVESCO Technology Fund	13,447
PF Janus Strategic Value Fund	13,498
PF Janus Growth LT Fund	15,375
PF Lazard International Value Fund	12,015
PF MFS Mid-Cap Growth Fund	16,535
PF MFS Global Growth Fund	11,036
PF PIMCO Managed Bond Fund	49,459
PF Pacific Life Money Market Fund	39,299
PF Putnam Equity Income Fund*	8,804
PF Putnam Research Fund*	12,570
PF Salomon Brothers Large-Cap Value Fund	27,285

*	Funds commenced on December 31, 2001.

Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds’ legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds’ regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, Form N-1A and Form N-SAR, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ net asset value.

Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among Pacific Funds, the Administrator, and PFPC Inc. (“PFPC”), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their portfolio managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund’s share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life, and the Fund compensates PFPC for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Funds.

Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company (“PFPC Trust”), PFPC Trust provides asset custody services including safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

Under each Fund’s investment restrictions, except the PF INVESCO Health Sciences and PF INVESCO Technology Funds, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Funds take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

Pacific Funds is a Delaware statutory trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

Expenses incurred in connection with Pacific Funds’ organization and establishment of Pacific Funds and the public offering of the shares of the Funds (except PF Putnam Equity Income and PF Putnam Research Funds) aggregated approximately $54,167 per Fund. Estimated expenses incurred in connection with the organization and establishment of PF Putnam Equity Income and PF Putnam Research Funds and the public offering of these Funds’ shares were approximately $30,000 per Fund. Estimated expenses incurred in connection with the organization and establishment of PF PIMCO Inflation Managed Fund and the public offering of that Fund’s shares were approximately $55,000. These costs will be expensed and charged separately to each of the Funds during each Fund’s first fiscal period of operations.

Control Persons and Principal Holders of Securities

As of March 31, 2003, Pacific Asset Management LLC (a limited liability company organized under the laws of the state of Delaware), 700 Newport Center Drive, Newport Beach, CA 92660, a wholly-owned subsidiary of Pacific Life (PAM) held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

Fund	Percent

PF AIM Blue Chip Fund	39.68

PF AIM Aggressive Growth Fund	83.30

PF INVESCO Health Sciences Fund	69.76

PF INVESCO Technology Fund	86.04

PF Janus Growth LT Fund	49.09

PF Lazard International Value Fund	45.64

PF MFS Global Growth Fund	90.41

PF PIMCO Inflation Managed Fund	76.37

PF Pacific Life Money Market Fund	33.66

PF Putnam Equity Income Fund	83.09

PF Putnam Research Fund	98.80

PF Salomon Brothers Large-Cap Value Fund	26.81

PF Van Kampen Comstock Fund (formerly Strategic Value)	73.56

PF Van Kampen Mid-Cap Growth Fund	42.55

As of March 31, 2003, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of PAM and Pershing LLC (a division of Donaldson, Lufkin & Jenrette Securities Corporation), PO Box 2052, Jersey City, NJ 07303-9998 (Pershing), and unless otherwise noted, each shareholder’s mailing address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF AIM Blue Chip Fund 50.84% of Class A shares were held by PAM. 5.03% of Class B shares were held by PFPC (FBO Tracy E. Burton).

PF AIM Aggressive Growth Fund

85.81% of Class A shares were held by PAM.

28.37% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Phu L. Banh and Mary T. Banh).

15.20% of Class B shares were held by PAM.

7.71% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Kwok Wai Ng & Grace M. Ng).

7.03% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Daniel A. Cirelli).

6.86% of Class B shares were held by PFPC (FBO Willia A. Wyatt).

5.34% of Class B shares were held by PFPC (FBO Jon Kocheran).

26.82% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Ryan J. Peterson, Blake E. Peterson, Jennifer L. Peterson and Scott M. Peterson).

14.76% of Class C shares were held by PFPC (FBO John K. Jones).

7.47% of Class C shares were held by PAM.

6.64% of Class C shares were held by Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998 (Pershing).

7.95% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Royce E. Hoskins and Kari Hoskins).

5.36% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Carl E. Garrison III and Sheila R. Garrison).

PF INVESCO Health Sciences Fund

72.16% of Class A shares were held by PAM.

8.45% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Phu L. Banh).

8.12% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

8.06% of Class B shares were held by PFPC (FBO Sharon R. Roschay).

7.56% of Class B shares were held by PFPC (FBO Willia A. Wyatt).

7.49% of Class B shares were held by PAM.

7.47% of Class B shares were held by Pershing.

23.62% of Class C shares were held by Pershing.

12.89% of Class C shares were held by PFPC (FBO John K. Jones).

9.95% of Class C shares were held by PFPC (FBO Bill F. Fratzke).

9.14% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Royce E. Hoskins and Kari Hoskins).

7.52% of Class C shares were held by PAM.

7.44% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Thomas Dimauro).

6.01% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Stephen M. Patyk).

5.67% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Carl E. Garrison III and Sheila R. Garrison).

PF INVESCO Technology Fund

88.21% of Class A shares were held by PAM.

23.05% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

19.52% of Class B shares were held by PAM.

14.06% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Leandro Masolo Trust—Gay Ann Masolo and Robert Masolo).

13.85% of Class B shares were held by Pershing.

8.58% of Class B shares were held by PFPC (FBO Sharon R. Roschay).

8.38% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John Chamberlain, Jr., Hanna Chamberlain and Kyle Somerville).

5.70% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Carly Chamberlain).

39.77% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Ryan J. Peterson, Blake E. Peterson, Jennifer L. Peterson and Scott M. Peterson).

10.54% of Class C shares were held by First Clearing Corporation (FBO Matthew J. Williams TOD Audry A. Williams).

10.62% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Royce E. Hoskins and Kari Hoskins).

8.75% of Class C shares were held by PAM.

8.26% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Carl E. Garrison III and Sheila R. Garrison).

PF Janus Growth LT Fund 55.74% of Class A shares were held by PAM. 11.04% of Class B Shares were held by PF 529 Plan College Savings Trust (FBO Joe J. Piscopo).
PF Lazard International Value Fund 61.02% of Class A shares were held by PAM. 5.73% of Class B shares were held by PFPC (FBO Tracy E. Burton).

PF MFS Global Growth Fund

92.71% of Class A shares were held by PAM.

60.22% of Class B shares were held by Pershing.

14.45% of Class B shares were held by PAM.

8.53% of Class B shares were held by PFPC (FBO Barbara J. Skromme).

6.59% of Class B shares were held by PFPC (FBO Ike L. Harmon).

5.37% of Class B shares were held by PFPC (FBO Mike A. Messelt).

72.50% of Class C shares were held by LPL Financial Services, 9785 Towne Center Drive, San Diego, CA 92121-1968 (LPL Financial Services).

11.18% of Class C shares were held by PAM.

6.69% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Amanda Cox, Mary Wallace Cox and Kelly Elizabeth Timar).

5.07% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Ryan Edward Timar, Kathleen Patricia Timar and Kelly Elizabeth Timar).

PF PIMCO Inflation Managed Fund

82.14% of Class A shares were held by PAM.

8.78% of Class A shares were held by Pershing.

41.35% of Class B shares were held by National City Trustee OMNOVA Solutions 401k Retirement Savings (FBO Jerry D. Robertson), P.O. Box 94984, Cleveland, OH 44101-4984 (National City).

6.95% of Class B shares were held by PFPC (FBO Jane W. Duncan).

6.86% of Class B shares were held by PAM.

5.96% of Class B shares were held by Pershing.

27.34% of Class C shares were held by the Polish Century Club of Detroit Inc.

11.68% of Class C shares were held by Jennifer Bevan TOD Kent Bevan.

9.79% of Class C chares were held by PF 529 Plan College Savings Trust (FBO Robert A. Blitzer and Jerri C. Blitzer).

9.06% of Class C shares were held by Steven C. Shows.

9.06% of Class C shares were held by First Clearing Corporation (FBO Jacob Kleinschuster IRA).

8.16% of Class C shares were held by Kenneth E. Edwards and Melideen M. Edwards JTWROS.

5.74% of Class C shares were held by USBancCorp Piper Jaffray, 800 Nicollet Mall, Minneapolis, MN 55402.

PF PIMCO Managed Bond Fund 7.26% of Class B shares were held by PFPC (FBO Paul Regburg). 6.26% of Class C shares were held by Minerva A. Toomey Revocable Trust (Trustee Minerva A. Toomey).
PF Pacific Life Money Market 38.42% of Class A shares were held by PAM. 17.31% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Shelia Elizabeth Harris and Dylan T. Harris).

6.44% of Class B shares were held by Farrars TV.

6.30% of Class B shares were held by PFPC (FBO Duane Vlasak).

5.88% of Class B shares were held by PFPC (FBO Kevin S. Loper).

9.32% of Class C shares were held by PFPC (FBO Robert P. Martin).

7.56% of Class C shares were held by PFPC (FBO Donald G. Conder).

6.73% of Class C shares were held by Richard D. Toomey Family Trust (Trustees Minerva A. Toomey and Keith R. Toomey).

PF Putnam Equity Income Fund 90.57% of Class A shares were held by PAM. 5.89% of Class B shares were held by PFPC (FBO Tracey E. Burton). 8.01% of Class C shares were held by PFPC (FBO John K. Jones).

PF Putnam Research Fund

99.75% of Class A shares were held by PAM.

41.59% of Class B shares were held by National City.

28.89% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

25.38% of Class B shares were held by PAM.

22.81% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Phu L. Banh and Mary T. Banh).

7.12% of Class B shares were held by PFPC (FBO Mike A. Messelt).

6.86% of Class B shares were held by PF 529 Plan College Savings Trust (FBO Carly Chamberlain).

6.81% of Class B shares were held by Sheila H. Cart and Ryan James Cart.

58.87% of Class C shares were held by LPL Financial Services.

9.89% of Class C shares were held by PFPC (FBO Leona A. Weber).

8.08% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Thomas Dimauro).

7.93% of Class C shares were held by PAM.

5.07% of Class C shares were held by The Tom Ruzika Company Employee Savings Plan (FBO John F. Sofranko).

PF Salomon Brothers Large-Cap Value Fund 33.60% of Class A shares were held by PAM. 9.10% of Class B shares were held by Pershing.

PF Van Kampen Comstock Fund (formerly Strategic Value)

77.07% of Class A share were held by PAM.

49.56% of Class B shares were held by Pershing.

8.34% of Class B shares were held by PF 529 Plan College Savings Trust (FBO John Chamberlain and Linda Chamberlain).

4.08% of Class B shares were held by PAM.

18.12% of Class C share were held by Sterling Trust Company, P.O. Box 2518, Waco, TX 76702-2518 (Sterling Trust) (FBO Richard L. Galer and Cheri C. Galer).

16.19% of Class C shares were held by PFPC (FBO Bill F. Fratzke).

11.03% of Class C shares were held by PAM.

9.08% of Class C shares were held by Sterling Trust (FBO Mathew Sneed and Jody Sneed).

7.94% of Class C shares were held by PF 529 Plan College Savings Trust (FBO Carl E. Garrison III and Sheila R. Garrison).

7.19% of Class C shares were held by Mesirow Financial Inc, 350 North Clark Street, Chicago, IL 60610-4796.

5.14% of Class C shares were held by Pershing.

PF Van Kampen Mid-Cap Growth Fund 54.44% of Class A shares were held by PAM. 7.99% of Class B shares were held by Mary Joe Zehtner.

Voting Rights

Shareholders of each Fund are given certain voting rights as described in Pacific Funds’ Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Auditors

Ernst & Young LLP (“Ernst & Young”) serves as the independent auditors for the Fund. The address of Ernst & Young is 725 South Figueroa Street, Los Angeles, CA 90017.

Counsel

Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

The Fund, the Adviser, and each of the Fund Managers, have adopted codes of ethics which have been approved by Pacific Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Fund Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2002, including the notes thereto and the reports of Ernst & Young LLP thereon, and the unaudited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Semi-Annual Report to shareholders dated September 30, 2002, including the notes thereto, are incorporated herein by reference.

APPENDIX

Description of Bond Ratings

Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

PACIFIC FUNDS

Part C:    OTHER INFORMATION

Item 23.    Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[3]

(b)	Instrument amending Declaration of Trust (Putnam funds)[7]

(c)	Instrument amending Declaration of Trust (PIMCO fund)[10]

(a)(2)(b)	Certificate of Trust[1]

(b)	By-Laws[1]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By-Laws define the rights of holders of the Shares.[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (Putnam funds)[7]

(c)	Addendum to Investment Advisory Agreement (PIMCO fund)[10]

(d)(2)(a)	Fund Management Agreement—AIM[3]

(d)(2)(b)	Fee Schedule to Fund Management Agreement—AIM filed herewith

(d)(3)	Fund Management Agreement—INVESCO[3]

(d)(4)(a)	Fund Management Agreement—Janus Capital Corporation[6]

(b)	Fund Management Agreement—Janus Capital Management LLC [8]

(c)	Addendum to Fund Management Agreement—Janus Capital Management LLC [8]

(d)(5)(a)	Fund Management Agreement—Pacific Investment Management Company (PIMCO)[3]

(b)	Form of Addendum to Fund Management Agreement—PIMCO[10]

(d)(6)	Fund Management Agreement—Salomon Brothers Asset Management Inc[6]

(d)(7)	Fund Management Agreement—Lazard Asset Management[3]

(d)(8)	Fund Management Agreement—MFS[4]

(d)(9)	Fund Management Agreement—Putnam Investment Management, LLC[7]

(d)(10)	Form of Fund Management Agreement—Van Kampen[11]

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (Putnam funds)[7]

(c)	Addendum to Distribution Agreement (PIMCO fund)[10]

(e)(2)(a)	Form of Selling Group Agreement[3]

(b)	Amended Schedule A to Form of Selling Group Agreement (Putnam funds)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PIMCO fund)[10]

(f)	Deferred Compensation Plan[9]

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (Putnam funds)[7]

(c)	Addendum to Custodian Agreement (PIMCO fund)[10]

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (Putnam funds)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529)[9]

(e)	Addendum to Transfer Agency Agreement (PIMCO fund)[10]

(h)(2)(a)	Administration and Shareholder Services Agreement[3]

(b)	Addendum to Administration and Shareholder Services Agreement (Putnam funds)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PIMCO fund)[10]

(h)(4)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (Putnam funds)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market fund)[9]

(d)	Addendum to Expense Limitation Agreement (PIMCO fund)[10]

(h)(5)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (Putnam funds)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PIMCO fund)[10]

(i)	Opinion and Consent of Counsel[5]

(j)	Independent Auditor’s Consent filed herewith

(k)	Not Applicable

(l)	Share Purchase Agreement[3]

(m)(1)(a)	Class A Distribution and Service Plan[3]

(b)	Amended Schedule A to Class A Distribution and Services Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class A Distribution and Services Plan (PIMCO fund) [10]

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Services Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Services Plan (PIMCO fund)[10]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Services Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Services Plan (PIMCO fund)[10]

(n)	Not Applicable

(o)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18F-3 (PIMCO fund)[10]

(p)(1)	Code of Ethics—Pacific Funds[3]

(p)(2)	Code of Ethics—Janus Capital Corporation[2]

(p)(3)	Code of Ethics—Lazard Asset Management[2]

(p)(4)(a)	Code of Ethics—Pacific Investment Management Company[2]

(b)	Code of Ethics—Pacific Investment Management Company (revised)[9]

(p)(5)	Code of Ethics—Salomon Brothers Asset Management Inc[2]

(p)(6)	Code of Ethics—Pacific Life Insurance Company Securities Division[2]

(p)(7)	Code of Ethics—AIM[2]

(p)(8)	Code of Ethics—INVESCO[2]

(p)(9)	Code of Ethics—MFS[2]

(p)(10)	Code of Ethics—Putnam Investment Management, LLC[6]

(p)(11)	Code of Ethics—Van Kampen[11]

/1/	Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/	Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No.1 to Registrant’s registration statement, and incorporated herein by reference.

/3/	Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/	Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/	Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/	Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/	Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/	Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/	Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/	Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/	Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

Item 24.    Persons controlled by or Under Common Control with the Fund

None

Item 25.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Each agreement to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provides for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

Name of Adviser	Name of Individual	Business and Other Connections
Pacific Life	Thomas C. Sutton

Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, January 1990 to present; Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director (March 1989 to present) and Chairman (July 1989 to present) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), former Management Board member of PIMCO Advisors L.P. and Trustee of Pacific Select Fund (July, 1987 to present).

Pacific Life	Glenn S. Schafer

Director (November 1994 to present) and President (January 1995 to present) of Pacific Life Insurance Company; Director and President of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director of: Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Mutual Service Corporation; PM Realty Advisors, Inc.; and similar positions with various affiliated companies of Pacific Life Insurance Company; Former Director of Pacific Corinthian Life Insurance Company; Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); and former Management Board member of PIMCO Advisors L.P.

Pacific Life	David R. Carmichael

Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company, April 1992 to present; Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Senior Vice President and General Counsel of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company), July 1998 to present; Director of Pacific Life & Annuity (formerly PM Group Life Insurance Company); and Association of California Health and Life Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and Association of Life Insurance Counsel.

Name of Adviser	Name of Individual	Business and Other Connections
Pacific Life	Audrey L. Milfs

Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Pacific Financial Products, Inc.; PM Realty Advisors, Inc.; Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company; and Secretary of Pacific Select Fund July 1987 to Present.

Pacific Life	Khanh T. Tran

Director (since August 1997), Senior Vice President and Chief Financial Officer of Pacific Life Insurance Company, June 1996 to present; Vice President and Treasurer of Pacific Life Insurance Company, November 1991 to June 1996; Senior Vice President and Chief Financial Officer of Pacific LifeCorp and Pacific Mutual Holding Company, August 1997 to present; Senior Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Director of Prandium, Inc.

Pacific Life	Edward R. Byrd

Vice President and Controller of Pacific Life Insurance Company, August 1992 to present; Director (since January 1998), Vice President and CFO of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens

Vice President and Treasurer of Pacific Life Insurance Company, December 1998 to Present; and Assistant Vice President and Assistant Controller of Pacific Life Insurance Company, April 1994 to December 1998; Vice President and Treasurer of Pacific LifeCorp and Pacific Mutual Holding Company, June 1999 to present; Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (February 1999 to present)

Pacific Life	Larry J. Card

Executive Vice President of Pacific Life Insurance Company, January 1995 to present; Executive Vice President of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present and similar positions with various affiliated companies of Pacific Life Insurance Company.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Investment Management Company (“PIMCO”)		Investment Adviser

PIMCO	Ahto, Laura A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Arnold, Tamara J.	Executive Vice President, PIMCO.

PIMCO	Asay, Michael R.	Executive Vice President, PIMCO.

PIMCO	Baker, Brian P.	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

PIMCO	Bass, Shannon	Executive Vice President, PIMCO.

PIMCO	Beaumont, Stephen B.	Senior Vice President, PIMCO.

PIMCO	Benz II, William R.	Managing Director and Executive Committee Member, PIMCO.

PIMCO	Beyer, Nicolette	Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Bhansali, Vineer	Executive Vice President, PIMCO.

PIMCO	Bishop, Gregory A.	Senior Vice President, PIMCO; Vice President, PIMCO Variable Insurance Trust.

PIMCO	Borneleit, Adam	Vice President, PIMCO.

PIMCO	Brittain, W.H. Bruce	Senior Vice President, PIMCO.

PIMCO	Brown, Eric C.

Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

PIMCO	Brynjolfsson, John B.	Executive Vice President, PIMCO.

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Burns, R. Wesley

Managing Director, PIMCO; President and Trustee of the Trust and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

PIMCO	Burton, Kirsten	Vice President, PIMCO.

PIMCO	Callin, Sabrina C.	Senior Vice President, PIMCO.

PIMCO	Clark, Marcia K.	Vice President, PIMCO.

PIMCO	Conseil, Cyrille	Senior Vice President, PIMCO.

PIMCO	Cullinan, William E.	Vice President, PIMCO.

PIMCO	Cummings, Doug	Vice President, PIMCO.

PIMCO	Cummings, John B.	Vice President, PIMCO.

PIMCO	Cupps, Wendy W.	Executive Vice President, PIMCO.

PIMCO	Dada, Suhail	Vice President, PIMCO.

PIMCO	Danielson, Brigitte	Vice President, PIMCO and PIMCO Asia PTE Limited.

PIMCO	Dawson, Craig A.	Vice President, PIMCO.

PIMCO	Dialynas, Chris P.	Managing Director, PIMCO.

PIMCO	Dorff, David J.	Senior Vice President, PIMCO.

PIMCO	Dow, Michael G.	Senior Vice President, PIMCO and the Trust.

PIMCO	Dunn, Anita	Vice President, PIMCO.

PIMCO	Durham, Jennifer E.	Vice President, PIMCO.

PIMCO	Easterday, Jeri A.	Vice President, PIMCO.

PIMCO	Eberhardt, Michael	Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	El-Erian, Mohamed A.	Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

PIMCO	Ellis, Edward L.	Vice President, PIMCO.

PIMCO	Estep, Bret W.	Vice President, PIMCO.

PIMCO	Evans, Stephanie D.	Vice President, PIMCO.

PIMCO	Fields, Robert A.	Vice President, PIMCO.

PIMCO	Fisher, Marcellus M.	Vice President, PIMCO.

PIMCO	Foss, Kristine L.	Vice President, PIMCO.

PIMCO	Fournier, Joseph A.	Vice President, PIMCO.

PIMCO	Foxall, Julian	Vice President, PIMCO and PIMCO Australia Pty Limited.

PIMCO	Frisch, Ursula T.	Senior Vice President, PIMCO.

PIMCO	Fulford III, Richard F.	Vice President, PIMCO.

PIMCO	Gagne, Darius	Vice President, PIMCO.

PIMCO	Garbuzov, Yuri P.	Vice President, PIMCO.

PIMCO	Gilbert, Jennie	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Gleason, G. Steven	Vice President, PIMCO.

PIMCO	Goldman, Stephen S.	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Gore, Gregory T.	Vice President, PIMCO.

PIMCO	Graber, Gregory S.	Vice President, PIMCO.

PIMCO	Greer, Robert J.	Vice President, PIMCO

PIMCO	Gross, William H.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

PIMCO	Gupta, Shailesh	Vice President, PIMCO.

PIMCO	Hague, John L.	Managing Director, PIMCO.

PIMCO	Hally, Gordon C.	Executive Vice President, PIMCO.

PIMCO	Hamalainen, Pasi M.	Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

PIMCO	Hardaway, John P.

Senior Vice President, PIMCO; Treasurer, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc.

PIMCO	Harris, Brent R.

Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman and President, PIMCO Strategic Global Government Fund, Inc.

PIMCO	Harris, Sandra	Senior Vice President, PIMCO.

PIMCO	Harumi, Kazunori	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Hastings, Arthur J.	Vice President, PIMCO.

PIMCO	Hayes, Ray C.	Senior Vice President, PIMCO and the Trust.

PIMCO	Hinman, David C.	Executive Vice President, PIMCO.

PIMCO	Hodge, Douglas M.	Executive Vice President, PIMCO.

PIMCO	Holden, Brent L.	Managing Director, PIMCO.

PIMCO	Holloway, Dwight F., Jr.	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Hudoff, Mark T.	Executive Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Hudson, James	Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Isberg, Margaret E.	Managing Director, PIMCO; Senior Vice President, the Trust.

PIMCO	Ivascyn, Daniel J.	Senior Vice President, PIMCO, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

PIMCO	Jacobs IV, Lew W.	Senior Vice President, PIMCO.

PIMCO	Johnstone, Jim	Vice President, PIMCO and the Trust.

PIMCO	Kawamura, Kenji	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Kelleher III, Thomas J.	Vice President, PIMCO and the Trust.

PIMCO	Keller, James M.	Managing Director, PIMCO.

PIMCO	Kennedy, Raymond G., Jr.	Managing Director, PIMCO.

PIMCO	Kido, Masahiro	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Kiesel, Mark R.	Executive Vice President, PIMCO.

PIMCO	Kirkbaumer, Steven P.	Senior Vice President, PIMCO and PIMCO Variable Insurance Trust.

PIMCO	Kondo, Tetsuro	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Kuno, Hiroshi	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Lackey, W. M.	Vice President, PIMCO.

PIMCO	Larsen, Henrik P.	Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

PIMCO	Lehavi, Yanay	Vice President, PIMCO.

PIMCO	Lindgren, Peter	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Loftus, John S.	Managing Director, PIMCO; Senior Vice President, the Trust; Vice President and Assistant Secretary, StocksPLUS Management, Inc.

PIMCO	Lown, Aaron	Vice President, PIMCO and PIMCO Asia PTE Limited.

PIMCO	Lown, David C.	Executive Vice President, PIMCO.

PIMCO	Ludwig, Jeffrey T.	Senior Vice President, PIMCO.

PIMCO	Luke, John	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Makinoda, Naoto	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Mallegol, Andre J.	Vice President, PIMCO and the Trust.

PIMCO	Mariappa, Sudesh N.	Executive Vice President, PIMCO.

PIMCO	Martin, Scott W.	Vice President, PIMCO.

PIMCO	Martini, Michael E.	Senior Vice President, PIMCO.

PIMCO	Masanao, Tomoya	Senior Vice President, PIMCO.

PIMCO	Mather, Scott A.	Executive Vice President, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

PIMCO	Matsui, Akinori	Senior Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Mayuzumi, Sugako	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	McCann, Patrick Murphy	Vice President, PIMCO.

PIMCO	McCray, Mark V.	Executive Vice President, PIMCO.

PIMCO	McCulley, Paul A.	Managing Director, PIMCO.

PIMCO	McDevitt, Joseph E.	Executive Vice President, PIMCO; Director and Chief Executive Officer, PIMCO Europe Limited.

PIMCO	Meehan, James P., Jr.	Vice President, PIMCO.

PIMCO	Meiling, Dean S.	Managing Director, PIMCO; Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

PIMCO	Metsch, Mark E.	Vice President, PIMCO.

PIMCO	Mewbourne, Curtis A.	Senior Vice President, PIMCO.

PIMCO	Miller, John M.	Vice President, PIMCO.

PIMCO	Miller, Kendall P., Jr.	Vice President, PIMCO.

PIMCO	Millimet, Scott A.	Vice President, PIMCO and the Trust.

PIMCO	Mitchell, Gail	Vice President, PIMCO.

PIMCO	Moehan, James P., Jr.	Senior Vice President, PIMCO.

PIMCO	Moll, Jonathan D.	Executive Vice President, PIMCO.

PIMCO	Monson, Kirsten S.	Executive Vice President, PIMCO.

PIMCO	Moriguchi, Masabumi	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Muzzy, James F.	Managing Director, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Vice President, the Trust.

PIMCO	Nercessian, Terence Y.	Vice President, PIMCO.

PIMCO	Norris, John F.	Vice President, PIMCO.

PIMCO	Nguyen, Vinh T.

Controller, PIMCO; Vice President and Controller, Allianz Dresdner Asset Management of America L.P., Cadence Capital Management, Cadence Capital Management, Inc., NFJ Investment Group, NFJ Management, Inc., StocksPLUS Management, Inc., PIMCO Funds Distributors LLC, PIMCO Funds Advertising Agency, Inc., Oppenheimer Group, Inc., PIMCO Global Advisors LLC, PIMCO Equity Advisors LLC, PIMCO Equity Partners LLC, Nicholas Applegate Holdings LLC, Oppenheimer Capital LLC, OCC Distributors LLC, OpCap Advisors LLC, Allianz Hedge Fund Partners L.P., PIMCO Allianz Advisors LLC, and Allianz Private Client Services LLC.

PIMCO	O’Connell, Gillian	Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Okamura, Shigeki	Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Okun, Ric	Vice President, PIMCO.

PIMCO	Ongaro, Douglas J.	Senior Vice President, PIMCO and the Trust.

PIMCO	Otterbein, Thomas J.	Executive Vice President, PIMCO.

PIMCO	Palghat, Kumar N.	Senior Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Australia Pty Limited.

PIMCO	Pan, Evan T.	Vice President, PIMCO and PIMCO Australia Pty Limited.

PIMCO	Pardi, Peter Paul	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Parry, Mark	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Paulson, Bradley W.	Senior Vice President, PIMCO.

PIMCO	Perez, Keith	Vice President, PIMCO.

PIMCO	Phansalker, Mohan V.	Executive Vice President, Chief Legal Officer and Assistant Secretary, PIMCO; Vice President and Assistant Secretary, StocksPLUS Management, Inc.

PIMCO	Philipp, Elizabeth M.	Senior Vice President, PIMCO.

PIMCO	Pittman, David J.	Vice President, PIMCO and the Trust.

PIMCO	Podlich III, William F.	Managing Director, PIMCO.

PIMCO	Porterfield, Mark	Vice President, PIMCO.

PIMCO	Powers, William C.	Managing Director and Executive Committee Member, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

PIMCO	Prince, Jennifer L.	Vice President, PIMCO.

PIMCO	Rappaport, Marcy B.	Vice President, PIMCO.

PIMCO	Ravano, Emanuele	Executive Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Reimer, Ronald M.	Vice President, PIMCO.

PIMCO	Reisz, Paul W.	Vice President, PIMCO.

PIMCO	Repoulis, Yiannis	Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Rodgerson, Carol E.	Vice President, PIMCO.

PIMCO	Rodosky, Stephen A.	Vice President, PIMCO.

PIMCO	Romano, Mark A.	Senior Vice President, PIMCO and the Trust.

PIMCO	Roney, Scott L.	Senior Vice President, PIMCO; Director and Chief Executive Officer, PIMCO Japan Limited.

PIMCO	Rosiak, Jason R.	Vice President, PIMCO.

PIMCO	Rowe, Cathy T.	Vice President, PIMCO.

PIMCO	Ruthen, Seth R.	Senior Vice President, PIMCO.

PIMCO	Sargent, Jeffrey M.

Senior Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

PIMCO	Schmider, Ernest L.	Managing Director and Secretary, PIMCO; Director and Assistant Secretary, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

PIMCO	Scholey, Leland T.	Senior Vice President, PIMCO and the Trust.

PIMCO	Schucking, Ivor E.	Senior Vice President, PIMCO.

PIMCO	Schulist, Stephen O.	Senior Vice President, PIMCO.

PIMCO	Scibisz, Iwona E.	Vice President, PIMCO.

PIMCO	Seliga, Denise C.	Senior Vice President, PIMCO.

PIMCO	Sellers, Devin L.	Vice President, PIMCO.

PIMCO	Shaler, Timothy L.	Vice President, PIMCO.

PIMCO	Sharp, William E.	Vice President, PIMCO.

PIMCO	Sheehy, Erica H.	Vice President, PIMCO.

PIMCO	Simon, W. Scott	Executive Vice President, PIMCO.

PIMCO	Spalding, Scott M.	Vice President, PIMCO and the Trust.

PIMCO	Takano, Makoto	Executive Vice President, PIMCO and PIMCO Japan Limited.

PIMCO	Telish, Christine M.	Vice President, PIMCO.

PIMCO	Theodore, Kyle J., Jr.	Senior Vice President, PIMCO.

PIMCO	Thomas, Lee R.	Managing Director, PIMCO; Member, PIMCO Partners LLC.

PIMCO	Thompson, William S.

Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Vice President, the Trust and PIMCO Commercial Mortgage Securities Trust, Inc.

PIMCO	Thurston, Powell C.	Vice President, PIMCO.

PIMCO	Trosky, Benjamin L.	Managing Director, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

PIMCO	Tyson, Richard E.	Senior Vice President, PIMCO.

PIMCO	Vallarta-Jordal, Maria-Theresa F.	Vice President, PIMCO.

PIMCO	Van de Zilver, Peter A.	Vice President, PIMCO.

PIMCO	van Heel, Marc	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Vendig, Tamara L.	Vice President, PIMCO.

PIMCO	Weil, Richard M.	Managing Director and Chief Operating Officer, PIMCO.

PIMCO	Willemsen, Michael J.	Vice President, PIMCO and PIMCO Strategic Global Government Fund, Inc.; Assistant Secretary, the Trust, PIMCO Variable Insurance Trust, and PIMCO Commercial Mortgage Securities Trust, Inc.

PIMCO	Wilson, John F.	Executive Vice President, PIMCO and PIMCO Australia Pty Limited.

PIMCO	Wilson, Susan L.	Executive Vice President, PIMCO.

PIMCO	Wood, George H.	Executive Vice President, PIMCO.

PIMCO	Worah, Mihir P.	Vice President, PIMCO.

PIMCO	Wyman, Charles C.	Executive Vice President, PIMCO.

PIMCO	Young, David	Senior Vice President, PIMCO and PIMCO Europe Limited.

PIMCO	Yu, Cheng-Yuan	Senior Vice President, PIMCO.

PIMCO	Zhu, Changhong	Executive Vice President, PIMCO.

Name of Adviser	Name of Individual	Business and Other Connections
Janus Capital Management LLC		Investment Adviser

Janus Capital Management LLC	Thomas H. Bailey	President, Director, Chairman of the Board and Chief Executive Officer

Janus Capital Management LLC	Thomas A. Early	Vice President, General Counsel and Secretary

Janus Capital Management LLC	Michael E. Herman	Director

Janus Capital Management LLC	Thomas A. McDonnell	Director

Janus Capital Management LLC	Landon H. Rowland	Director

Janus Capital Management LLC	Michael Stopler	Director

Janus Capital Management LLC	Mark B. Whiston	President of Institutional Services

Janus Capital Management LLC	Helen Young Hayes	Vice President and Director

Janus Capital Management LLC	Raymond T. Hudner	Vice President and Chief Technology Officer

Janus Capital Management LLC	Stuart L. Novek	Vice President and Chief Marketing Officer

Janus Capital Management LLC	David R. Kowalski	Vice President, Chief Compliance Officer

Janus Capital Management LLC	Loren M. Starr	Vice President, Chief Compliance Officer

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Virgil H. Cummings	Director, Salomon Brothers Asset Management; Managing Director and Chief Investment Officer of Salomon Smith Barney Inc

Salomon Brothers Asset Management	Heath B. McLendon	Managing Director

Salomon Brothers Asset Management	Wendy Murdock	Director and Chief Operating Officer for Retail Asset Management, Salomon Brothers Asset Management; Executive Vice President, Salomon Smith Barney Inc

Salomon Brothers Asset Management	Robert E. Amodeo	Vice President

Salomon Brothers Asset Management	John B. Cunningham	Director

Salomon Brothers Asset Management	Thomas K. Flanagan	Director

Salomon Brothers Asset Management	David J. Griffiths	Portfolio Manager

Salomon Brothers Asset Management	Michael A. Kagan	Director

Salomon Brothers Asset Management	Robert W. Kopprasch	Managing Director and Senior Portfolio Manager, Salomon Smith Barney Inc

Salomon Brothers Asset Management	Roger M. Lavan	Director

Salomon Brothers Asset Management	Yuan Y. Ma	Director

Salomon Brothers Asset Management	Ross S. Margolles	Managing Director

Salomon Brothers Asset Management	Nancy A. Noyes	Director

Salomon Brothers Asset Management	David J. Scott	Portfolio Manager

Salomon Brothers Asset Management	Beth A. Semmel	Director

Salomon Brothers Asset Management	Patrick Sheehan	Managing Director and Senior Portfolio Manager, Salomon Smith Barney Inc

Salomon Brothers Asset Management	David A. Torchia	Director

Salomon Brothers Asset Management	Peter J. Wilby	Managing Director

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections
Lazard	Charles L. Carroll	Managing Director

Lazard	Robert DeConcini	Managing Director

Lazard	Norman Eig

Managing Director; Vice Chairman of Lazard Freres & Co LLC; Director and Co-Chief Executive of Lazard Asset Management Limited; Director of Lazard Asset Management Holdings, Limited; Director of Lazard Investment Funds Limited; Director of Lazard Asset Management (CI) Holdings, Ltd.; Managing Director of Lazard Asset Management (Deutschland); Member of the Supervisory Board of Lazard Strategic Coordination Company

Lazard	Herbert W. Gullquist

Managing Director; Vice Chairman of Lazard Freres & Co LLC; Director and Co-Chief Executive of Lazard Asset Management Limited; Director of Lazard Far East Investors (Holdings) Limited; Director of Lazard Asset Management Holdings Limited; Managing Director of Lazard Asset Management (Deutschland); Member of the Supervisory Board of Lazard Strategic Coordination company

Lazard	Jeffrey A. Kigner	Managing Director

Lazard	Gerald B. Mazzari	Managing Director

Lazard	John R. Reinsberg	Managing Director; Director of Lazard Asset Management Pacific Co.; Member of the Supervisory Board of Lazard Strategic Coordination Company

Lazard	Michael S. Rome	Managing Director

Lazard	Michael P. Triguboff	Managing Director; Managing Director and Director of Lazard Japan Asset Management Pacific Co.; Director of Lazard Japan Asset Management (K.K.)

Lazard	William A. von Mueffling	Managing Director

Lazard	Kenneth C. Weiss	Managing Director

Lazard	Alexander E. Zagoreos

Managing Director; Director of Lazard Asset Management Egypt; Director of Flemings Continental European Investment Trust plc, Director of Gartmore Emerging Pacific Investments plc; Director of Jupiter International Green Investment Trust plc; Director of Taiwan Opportunities Fund Limited; Director of The Egypt Trust; Director of The Greek Progress Fund; Director of Lazard Emerging World Fund; Director of The World Trust Fund; Director of Lazard Select Fund; Director of Ermitage Selz Fund; Director of New Zealand Investment Trust plc; Director of Latin American Investment Trust plc; Director of Taiwan American Fund Limited President of Princeton Services

AIM Capital is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM”), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital was organized in 1986, and, together with its subsidiaries, advises or manages over 130 investment portfolios encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4 YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

The list required by this item 26 of officers and directors of AIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, reference is made to Form ADV filed by AIM pursuant to the Advisers Act (SEC File No. 801-15211).

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

MFS	Jeffrey L. Shames	Director, Chairman and Chief Executive Officer

MFS	John W. Ballen	Director, President and Chief Investment Officer

MFS	Kevin R. Parke	Director, Executive Vice President, Chief Equity Officer

MFS	Thomas J. Cashman, Jr.	Director, Executive Vice President

MFS	Joseph W. Dello Russo	Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer

MFS	James Prieur	Director; President and Director, Sun Life Assurance Company of Canada; Officer and/or Director of various subsidiaries and affiliates of Sun Life.

MFS	William W. Scott	Director, Executive Vice President

MFS	Donald A. Stewart	Director; Chairman, Sun Life Assurance Company of Canada; Officer and/or Director of various subsidiaries and affiliates of Sun Life.

MFS	William W. Stinson

Director; Director, Sun Life Assurance Company of Canada; Director, United Dominion Industries Limited, Charlotte, NC; Director, PanCanadian Petroleum Limited, Calgary, Alberta, Canada; Director, LWT Services, Inc., Calgary, Alberta, Canada; Director, Western Star Trucks, Inc., Kelowna, British Columbia, Canada; Director, Westshore Terminals Income Fund, Vancouver, British Columbia, Canada; Director (until 4/99), Canadian Pacific ltd., Calgary, Alberta, Canada

MFS	James C. Baillie	Director

MFS	Stephen E. Cavan	Senior Vice President, General Counsel and Secretary

MFS	Robert T. Burns	Senior Vice President, Associate General Counsel and an Assistant Secretary

MFS	Thomas B. Hastings	Vice President and Treasurer

INVESCO	Mark Hurst Williamson	President, Chief Executive Officer & Chairman of the Board

INVESCO	Raymond Roy Cunningham	Senior Vice President—National Sales Manager & Director

INVESCO	William Joseph Galvin, Jr.	Senior Vice President & Assistant Secretary & Director

INVESCO	Stacie L. Cowell	Senior Vice President

INVESCO	Mark David Greenberg	Senior Vice President

INVESCO	Brian Bruce Hayward	Senior Vice President

INVESCO	Ronald Lyn Grooms	Senior Vice President, Treasurer & Director

INVESCO	Richard William Healey	Senior Vice President—Marketing & Director

INVESCO	Patricia F. Johnston	Senior Vice President

INVESCO	William Ralph Keithler	Senior Vice President

INVESCO	Thomas A. Kolbe	Senior Vice President

INVESCO	Trent Edward May	Senior Vice President

INVESCO	Charles Peter Mayer	Senior Vice President

INVESCO	John S. Segner	Senior Vice President

INVESCO	Timothy John Miller	Senior Vice President, Chief Investment Officer & Director

INVESCO	Laura M. Parsons	Senior Vice President

INVESCO	Glen Alan Payne	Senior Vice President, Secretary & General Counsel

INVESCO	Gary J. Ruhl	Senior Vice President

INVESCO	Marie Ellen Aro	Vice President—Retirement and Third Party Marketing

INVESCO	Jeffrey R. Botwinick	Vice President, Regional Wholesaler

INVESCO	Michael K. Brugman	Vice President, Senior Regional Wholesaler

INVESCO	Rhonda Dixon-Gunter	Vice President, Broker/Dealer Services

INVESCO	Delta Lynn Donohue	Vice President—Investment Operations

INVESCO	Harvey T. Fladeland	Vice President, Senior Regional Wholesaler

INVESCO	Linda Jean Gieger	Vice President

INVESCO	Richard Ray Hinderlie	Vice President

INVESCO	Stuart Abbitt Holland	Vice President, Senior Regional Wholesaler

INVESCO	Thomas Michael Hurley	Vice President—Product Development & Information Management

INVESCO	Brian A. Jeffs	Vice President, Institutional Wholesaler

INVESCO	Campbell Crawford Judge	Vice President, Senior Regional Wholesaler

INVESCO	Peter Middleton Lovell	Vice President

INVESCO	James Frank Lummanick	Vice President and Chief Compliance Officer

INVESCO	Thomas Andrew Mantone, Jr.	Vice President

INVESCO	George Adalbert Matyas	Vice President, Senior Regional Wholesaler

INVESCO	Corey McCabe McClintock	Vice President, Senior Regional Wholesaler

INVESCO	Douglas J. McEldowney	Vice President

INVESCO	Frederick R. (Fritz) Meyer	Vice President

INVESCO	Stephen Alfred Moran	Vice President—Brand Management

INVESCO	Jeffrey Glenn Morris	Vice President

INVESCO	Donald R. Puddock	Vice President

INVESCO	Thomas Edward Pellowe	Vice President, National Accounts Manager

INVESCO	Dean Crawford Phillips	Vice President, Senior Regional Wholesaler

INVESCO	Pamela Jean Piro	Vice President & Assistant Treasurer

INVESCO	John D. Raring	Vice President, Regional Wholesaler

INVESCO	Sean F. Reardon	Vice President, Regional Wholesaler

INVESCO	Dale A. Reinhardt	Vice President and Controller

INVESCO	Louis H. Reynolds	Vice President, Senior Regional Wholesaler

INVESCO	Anthony Robert Rogers	Vice President, Eastern Regional Sales Manager

INVESCO	Thomas R. Samuelson	Vice President

INVESCO	James Boyd Sandidge	Vice President, Western Regional Sales Manager

INVESCO	Thomas Hurley Scanlan	Vice President, Regional Wholesaler

INVESCO	Reagan Andrew Shopp	Vice President, Senior Regional Wholesaler

INVESCO	Joseph W. Sronicka	Vice President

INVESCO	Terri Berg Smith	Vice President

INVESCO	John T. Tredor	Vice President, Senior Regional Wholesaler

INVESCO	Tane’ There’se Taylor	Vice President & Assistant General Counsel

INVESCO	Thomas Robert Wald	Vice President

INVESCO	Judy Paulette Wiese	Vice President & Assistant Secretary

INVESCO	Neil B. Wood	Vice President, Senior Regional Wholesaler

INVESCO	Vaughn Alexander Greenlees	Assistant Vice President, Regional Wholesaler

INVESCO	Michael C. Howe	Assistant Vice President, Regional Wholesaler

INVESCO	Matthew A. Kunze	Assistant Vice President, Regional Wholesaler

INVESCO	Michael David Legoski	Assistant Vice President—Internal Sales Development

INVESCO	William Stewart Mechling	Assistant Vice President, Regional Wholesaler

INVESCO	Craig Jeffrey St. Thomas	Assistant Vice President, Regional Vice President

INVESCO	Eric S. Sauer	Assistant Vice President

INVESCO	C. Vince Sellers	Assistant Vice President, Regional Wholesaler

INVESCO	Jeraldine Elizabeth Kraus	Assistant Secretary

INVESCO	Mark A. Ballenger	Assistant Vice President, Regional Wholesaler

	Name	Non-Putnam business and other connections

Putnam	Blake Anderson Managing Director	Trustee, Salem Female Charitable Society

Putnam	Stephen A. Balter Vice President	Prior to March 2000, Vice President and Analyst, Pioneer Investment Management

Putnam	Andrew R. Barker Senior Vice President	Prior to August 2001, Director and Senior Vice President, Schroder Investment Management North America Inc.

Putnam	Fabrice Bay Senior Vice President	Prior to April 2001, Managing Director, Deutsche Bank Equities, A.G.

Putnam	Tinh D. Bui Senior Vice President	Prior to August 2001, Managing Director-Portfolio Manager, PPM America, Inc.

Putnam	Paul L. Check Vice President	Prior to October 2000, Morgan Stanley Dean Witter

Putnam	Myung Chol Chon Vice President	Prior to March 2001, Manager, Risk Management-Trading, Royal Bank of Canada

Putnam	Sabina M. Ciminero Assistant Vice President	Prior to August 2000, Research Associate, International Graduate School of Management, Prior to August 1999, Research Associate, Harvard Business School

Putnam	James Conklin Vice President	Prior to May 2000, Vice President, Lehman Brothers

Putnam	James Frederick Copper Vice President	Prior to February 2001, Assistant Vice President, Wellington Management Company

Putnam	C. Beth Cotner Senior Vice President	Director, The Lyric Stage Theater

Putnam	Collin Crownover Vice President	Prior to October 2000, Research Officer, Barclays Global Investors

Putnam	James L. Curtis Vice President	Prior to February 2001, Vice President, Sterling Capital Management

Putnam	John R.S. Cutler Vice President	Member, Burst Media, L.L.C.

Putnam	Kenneth Daly Managing Director	President, TMA, River Road Transportation Management Association,

Putnam	Simon Davis Senior Vice President	Prior to September 2000, Lead Manager, Deutsche Asset Management,

Putnam	David Depew Senior Vice President	Prior to February 2001, Vice President, Wellington Management

Putnam	Ralph C. Derbyshire Senior Vice President	Board Member, MSPCC; Board Member, Winchester After School Program

Putnam	Erin J. DeRoche Assistant Vice President	Prior to January 2001, Compensation Consultant, Partners Healthcare System, Inc.

Putnam	Kenneth J. Doerr Senior Portfolio Manager	Prior to November 2000, Mid-Cap Portfolio Manager, Principal, Equinox Capital Management

Putnam	Emily Durbin Vice President	Board of Directors, Family Service, Inc.

Putnam	Karnig H. Durgarian Managing Director	Board Member, EBRI; Trustee, American Assembly

Putnam	Nathan W. Eigerman Senior Vice President	Trustee, Flower Hill Trust

Putnam	Kerim Engin Vice President	Prior to February 2001, Consultant, StrategyX; Prior to September 2000, Director Quantitative Research

Putnam	Irene M. Esteves Managing Director

Board of Director Member, American Management Association Finance Council; Board of Director Member, First Night Boston; Board of Director Member, SC Johnson Commercialmarkets; Board of Director Member, Massachusetts Taxpayers Foundation; Board of Director Member, Mrs. Bairds Bakeries

Putnam	James M. Falvey, Jr. Senior Vice President	Prior to August 2000, Senior Vice President, Dresdner, Kleinwort, Benson

Putnam	Ian Ferguson Senior Managing Director	Trustee, Park School

Putnam	Daisy D. Foquet Vice President	Prior to September 2000, Analyst, Dresdner RCM Global Investors; Analyst, Prudential Portfolio Managers

Putnam	Jason Fromer Vice President	Prior to August 2000, Currency/Macro Trader, Soros Fund Management

Putnam	David P. Gelvin Assistant Vice President	Prior to December 2000, Self-employed Private Instructor

Putnam	Bartlett R. Geer Senior Vice President	Prior to November 2000, Senior Vice President, State Street Research & Management

Putnam	Frederik Gjerstad Vice President	Prior to November 2000, Portfolio Analyst, Frank Russell Company

Putnam	John T. Golden Vice President	Prior to June 2000, Second Vice President, John Hancock Funds

Putnam	J. Peter Grant Senior Vice President	Trustee, The Dover Church

Putnam	Matthew D. Griffin Vice President	Prior to August 2000, Vice President, Harbor Capital Management

Putnam	Paul E. Haagensen Senior Vice President	Director, Haagensen Research Foundation

Putnam	Raymond K. Haddad Vice President	Prior to September 2000, Research Associate, Schroder & Co.; Prior to September 2000, Research Associate, Sanford C. Bernstein

Putnam	Eric N. Harthun Vice President	Prior to March 2000, Portfolio Manager, Boston Partners Asset Management

Putnam	Deborah R. Healey Senior Vice President	Corporator, New England Baptist Hospital; Director, NEB Enterprises

Putnam	Karen Herold Assistant Vice President	Prior to May 2000, Research Analyst, PricewaterhouseCoopers LLP

Putnam	Kellie K. Hill Senior Vice President	Prior to October 2001, Managing Director, Wills Capital Management

Putnam	Joseph Hosler Vice President	Prior to February 2000, Vice President, Independent Investment Associates

Putnam	Stefan Iris Assistant Vice President	Prior to December 1999, Investment Operations Specialist, John Hancock Funds

Putnam	Arjun Jayaraman Assistant Vice President	Prior to November 2000, Quantitative Analyst, Harborview Trading Associates

Putnam	Rikiya Kato Vice President	Prior to July 2000, Senior Portfolio Manager, Daiwa SB Investments

Putnam	Maximilian G. Kaufmann Assistant Vice President	Prior to October 2000, Quantitative Analyst, Citibank Global Asset Management

Putnam	John L. Kellerman Senior Vice President	Prior to March 2001, Senior Vice President-Head of Trading, Sanwa Financial Products, Inc.

Putnam	Charles H. Krahmer Assistant Vice President	Prior to March 2000, Unit Manager and Business Analyst, Brown Brothers Harriman & Co.

Putnam	Leo Kropywiansky Vice President	Prior to June 2000, Vice President, Primark Decision Economics

Putnam	Deborah F. Kuenstner Managing Director	Director, Board of Pensions, Presbyterian Church

Putnam	Sharon H. Lane Assistant Vice President	Prior to August, 2000, Information Specialist, Arthur D. Little School of Management; Prior to March 2000, Senior Information Research Specialist, Bain & Co.

Putnam	Lawrence J. Lasser President, Director and Chief Executive

Director, Marsh & McLennan Companies, Inc.; Board of Governors and Executive Committee, Investment Company Institute; Board of Overseers, Museum of Fine Arts; Trustee, Beth Israel Deaconess Medical Center; Member of the Council on Foreign Relations; Member of the Board of Directors of the

United Way of Massachusetts Bay; Trustee of the Vineyard Open Land Foundation,

Putnam	Matthew J. Leighton Assistant Vice President	Prior to August 2000, Contractor, Synergistics Tech, Inc.; Prior to September 1999, Assistant Treasurer, State Street Boston Corporation

Putnam	Jesse S. Levitt Assistant Vice President	Prior to August 2000, Financial Analyst, Columbia University

Putnam	Helen Liu Vice President	Prior to August 2000, Assistant Vice President and Senior Quantitative Analyst, Banc of America Capital Management

Putnam	Dean M. Maki Vice President	Prior to November 2000, Senior Economist, Federal Reserve Board

Putnam	Shigeki Makino Managing Director	Prior to August 2000, Director of Research, Fidelity Investments

Putnam	Kevin Maloney Managing Director	Institutional Director, Financial Management Association, University of South Florida, College of Business Administration

Putnam	Jennifer L. Martanacik Assistant Vice President	Prior to January 2001, Client Relations Manager, Thomson Financial

Putnam	Michael A. Mata Assistant Vice President	Prior to January 2001, Vice President, Lehman Brothers

Putnam	Yumiko Matsubara Assistant Vice President	Prior to August 2000, Senior Consultant, Ernst & Yong Global Financial Services

Putnam	James M. McCarthy Vice President	Prior to August 2001, Sales Officer, Mellon Private Asset Management

Putnam	James P. Miller Senior Vice President	Prior to May 2000, Managing Director, Bear Stearns & Co., Inc.

Putnam	Jeanne L. Mockard Senior Vice President	Trustee, The Bryn Mawr School

Putnam	Brian J. Monahan Assistant Vice President	Prior to August 2000, Global Emerging Markets Equity Trader, Grantham, Mayo, Van Otterloo, and Co. LLC

Putnam	Colin Moore Managing Director	Prior to June 2000, Chief Investment Officer, Rockefeller & Co., Inc.

Putnam	Donald E. Mullin Senior Vice President	Corporate Representative and Board Member, Delta Dental Plan of Massachusetts

Putnam	Kevin F. Murphy Senior Vice President	Prior to December 1999, Managing Director, BankBoston N.A.

Putnam	Colin Naughton Assistant Vice President	Prior to January 2001, Senior Analyst, Standard & Poor’s

Putnam	Craig R. Oliver Vice President	Prior to August 2000, Principal, Analyst, State Street Global Advisors

Putnam	Dennis E. O’Rourke Vice President	Prior to March 2000, Analyst, BankBoston N.A.

Putnam	Keith Plapinger Vice President	Chairman and Trustee, Advent School

Putnam	Charles E. Porter Executive Vice President	Trustee, Anatolia College; Governor, Handel & Hayden Society

Putnam	Ranjit Ranjamani Vice President	Prior to June 2000, Director of Finance and Business Planning, Xenergy, Inc.

Putnam	Jakub Rehor Assistant Vice President	Prior to July 2000, Research Associate, Sanford C. Bernstein

Putnam	Thomas V. Reilly Managing Director	Trustee, Knox College

Putnam	Neal J. Reiner Senior Vice President	Prior to July 2001; Executive Vice President—High Yield Portfolio Manager, Bain Capital Sankaty Advisors

Putnam	Brian C. Rose Assistant Vice President	Prior to April 2000, Equity Analyst, Loomis, Sayles & Co. Lp

Putnam	James J. Russell Assistant Vice President	Prior to May 2000, Senior Data Analyst, Redwood Investment Systems, Inc.; Prior to May 2000, Senior Data Analyst, IDD Information Systems

Putnam	Jeff B. Sacknowitz

	Vice President	Investment Associate, Independence Investment Associates

Putnam	Robert Salvin Senior Vice President	Prior to July 2000, Chief Financial Officer, Really Easy Internet Inc.; Prior to January 2000, Managing Director, BancBoston Robertson Stephens

Putnam	Justin M. Scott Managing Director	Director, DSI Proprieties (Neja) Ltd.

Putnam	Robert E. Secor Assistant Vice President	Senior Consultant, Fame Information Services

Putnam	Anthony R. Sellitto, III Senior Vice President	Prior to September 2000, Senior Vice President, Berger Fund Associates

Putnam	Gordon H. Silver Managing Director	Trustee, Wang Center for the Performing Arts

Putnam	Amy P. Skaff Assistant Vice President	Prior to November 2000, Consultant, Ernst & Young

Putnam	Francis A. Smith Vice President	Prior to July 2001, Principal, State Street Global Advisors

Putnam	Luke A. Smith Assistant Vice President	Quantitative Systems Analyst, Colonial Management

Putnam	Karan S. Sodhi Vice President	Prior to November 2000, Research Analyst, Stephens, Inc.

Putnam	Juan Carlos Sosa Vice President	Prior to September 2000, Analyst, State Street Research & Management

Putnam	Eric H. Sorensen Managing Director	Prior to August 2000, Managing Director, Global Head of Quantitative Research, Salomon

Smith Barney

Putnam	Steven Spiegel Senior Managing Director	Director, Ultra Diamond and Gold Outlet; Director, FACES New York University Medical Center; Trustee, Babson College

Putnam	Anthony E. Sutton Vice President	Prior to July 2001, Managing Member, McDonald-Sutton Asset Management LLC

Putnam	David R. Thompson Vice President	Prior to August 2000, Senior Equity Analyst, Liberty Funds Group

Putnam	Joseph H. Towell Senior Vice President	Prior to September 2001, Managing Director and Senior Vice President, First Main Securities

Putnam	John C. Van Tassel Senior Vice President	Prior to July 2001, Managing Director, Bank One Capital Corp.

Putnam	Stephen W. Vandermark Senior Vice President	Prior to March 2000, Vice President, Quantitative Analytics, Lehman Brothers

Putnam	Richard B. Weed Senior Vice President	Prior to December 2000, Senior Portfolio Manager, State Street Global Advisors

Putnam	James C. Wiess Senior Vice President	Prior to April 2000, Portfolio Manager, J.P. Morgan

Putnam	Eric Wetlaufer Managing Director	President and Member of Board of Directors, The Boston Security Analysts Society, Inc.

Putnam	Edward F. Whalen Senior Vice President	Member of the Board of Directors, Hockomock Area YMCA

Putnam	Richard P. Wyke Senior Vice President	Director, Salem YMCA

Putnam	Frederick M. Wynn, Jr., Vice President	Prior to June 2000, Senior Equity Analyst, Berger Fund Associates

Putnam	Alex Zinny Assistant Vice President	Prior to June 2000, Proprietary Trader, Leerink Swann

Van Kampen	Barton M. Biggs	Director, Chairman and Managing Director Morgan Stanley Investment Management Inc. (“MSIM”)

Van Kampen	Jeffrey Miller	Global Director of Compliance and Executive Director, MSIM

Van Kampen	Alexander C. Frank	Treasurer and Managing Director, MSIM

Van Kampen	Mitchell M. Merin	Director, President and Managing Director, MSIM

Van Kampen	Joseph J. McAlinden	Chief Investment Officer and Managing Director, MSIM

Van Kampen	Rajesh Kumar Gupta	Chief Administrative Officer of Investments and Managing Director, MSIM

Van Kampen	Barry Fink	General Counsel and Secretary, Managing Director, MSIM

Van Kampen	Ronald E. Robison	Chief Operations Officer and Managing Director, MSIM

Item 27.    Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Funds. PSD is a subsidiary of Pacific Life. PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal[1] Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Director, Vice President and Chief Financial Officer	None

Gerald W. Robinson	Director, Chairman and CEO	None

John L. Dixon	Director and President	None

Thomas H. Oliver	Director	None

R. Lee Wirthlin	Vice President	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Vice President	None

M. Kathleen Hunter	Vice President	None

Alyce F. Peterson	Vice President	None

S. Kendrick Dunn	Assistant Vice President	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Peter S. Deering	Senior Vice President	None

[1]	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 28.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660, at PFPC Inc. 4400 Computer Drive, Westborough, MA 01581, and at MFS, 500 Boylston St., 20th Floor, Boston, MA 02116.

Item 29.    Management Services

Not applicable

Item 30.    Undertakings

Not applicable

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on the 23rd day of April, 2003.

PACIFIC FUNDS

By:	/s/ ROBIN S. YONIS
Robin S. Yonis, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment No. 9 to the Registration Statement of Pacific Funds has been signed below by the following persons in the capacities and on the dates indicated.

Thomas C. Sutton*	Trustee and Chairman of the Board (Principal Executive Officer)	April 23, 2003

Glenn S. Schafer*	President and Trustee	April 23, 2003

Richard L. Nelson*	Trustee	April 23, 2003

Lyman W. Porter*	Trustee	April 23, 2003

Alan Richards*	Trustee	April 23, 2003

Lucie H. Moore*	Trustee	April 23, 2003

/s/ BRIAN D. KLEMENS Brian D. Klemens	Treasurer (Principal Financial and Accounting Officer)	April 23, 2003

/s/ ROBIN S. YONIS * Robin S. Yonis, as attorney in fact pursuant to power of attorney filed in Pre-Effective Amendment No. 1 to registrants registration statement	April 23, 2003

PACIFIC FUNDS

EXHIBIT INDEX

ITEM NO.         DESCRIPTION

(d)(2)(b)             Fee Schedule to Fund Management Agreement—AIM

(j)                        Independent Auditor’s Consent